STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "Agreement"), dated as of November 1, 2005 (the "Effective Date"), by and between Charys Holding Company, Inc., a Delaware corporation located at 1117 Perimeter Center West, Suite N415, Atlanta, GA 30338 ("Purchaser") and New Viasys Holdings, LLC, a Delaware limited liability company located at c/o Preferred Employers Holdings, 10800 Biscayne Boulevard, Miami, FL 33161 ("Seller") which is the owner of Viasys Network Services, Inc. a Florida corporation whose principal executive office is located at 26 Lake Wire Drive, Lakeland, FL 33815 ("Viasys 2") and Viasys Services, Inc., a Florida corporation whose principal executive office is located at 26 Lake Wire Drive, Lakeland Florida 33815 ("Viasys 3"). Viasys 2 and Viasys 3 are hereinafter referred to as the Company.

                                    ARTICLE 1
                                PURCHASE OF STOCK
                                -----------------

     1.1     Purchase  and  Sale.  Subject  to  the terms and conditions of this
             -------------------
Agreement, Seller agrees to sell, and Purchaser agrees to purchase from Seller, all of the issued and outstanding shares of capital stock of the Company (collectively, the "Shares"). The number of Shares which are the subject of this Agreement and the stock certificates evidencing the Shares are described in
Schedule  1.1  hereto.

     1.2     Price.  In reliance on the representations and warranties of Seller
             -----
contained herein, and in consideration of the sale, conveyance, transfer and delivery of the Shares and the consummation of the other agreements and transactions referred to in this Agreement, Purchaser agrees to pay to Seller the aggregate consideration calculated in accordance with the provisions of this
Article  1.

     1.3     Base  Purchase  Price.  The Base Purchase Price shall be the sum of
             ---------------------
(a) the unaudited book value of the net assets of the Company as of August 31, 2005 as reflected on Schedule 1.3 (the "Unaudited Net Assets") which is
$1,866,284.00 plus (b) four million dollars ($4,000,000). The Unaudited Net Assets excludes (i) certain of the net assets associated with the Company's contract with the Commonwealth of Virginia contract number C00016042T01 (the "VA Job") described on Schedule 1.3(a), and (ii) the debt owed to Seller by the Company in the amount of $6,399,755.00.

          1.3.1     The Base Purchase Price shall be paid at Closing as follows:
Cash in the amount of $2,366,284.00 which represents the value of the Unaudited Net Assets as shown on Schedule 1.3, plus five hundred thousand dollars ($500,000); a subordinated secured promissory note in the original principal amount of three million five hundred thousand dollars ($3,500,000), in the form set forth in Schedule 1.3.1 (the "Note"). The Note shall bear interest at the rate of eight percent (8%) per annum and shall be payable in installments as follows: the principal amount of one million dollars ($1,000,000), plus accrued interest, shall be due six (6) months after the Closing Date; the principal amount of five hundred thousand dollars ($500,000), plus accrued interest, shall be due nine (9) months after the Closing Date; the principal amount of five hundred thousand dollars ($500,000), plus accrued interest, shall be due twelve
(12) months after the Closing Date; and the principal amount of one million five hundred thousand dollars ($1,500,000), plus accrued interest, shall be due fifteen (15) months after the Closing Date. The

Note shall be secured by the collateral described in Schedule 1.3.1(a) pursuant to the Security Agreement, a form of which is set forth as Schedule 1.3.1(b).

          1.3.2     Escrow.  Shares of common stock of Purchaser having a Market
                    ------
Price (as defined in Section 12.3) of five hundred thousand dollars ($500,000) on the Closing Date (the "Charys Shares") shall be placed in escrow pursuant to the Escrow Agreement set forth in Schedule 1.3.2 which among other matters customary to escrow agreements shall provide for release of the Charys Shares upon payment of the final installment of principal and interest on the Note. In the event that the Charys Shares are released to Seller, Purchaser agrees to promptly register the Charys Shares under the Securities Act of 1933, as amended, for resale by Seller.

     1.4     First  Adjustment  to  Base Purchase Price.  As soon as practicable
             ------------------------------------------
but in no event later than ninety (90) days after the Closing Date (the "Post Closing Determination Date"), Seller shall deliver to Purchaser audited balance sheets of the Company as of the close of business on October 31, 2005, which shall be certified to by Deloitte & Touche LLP, or any other accounting firm selected by Seller and reasonably acceptable to Purchaser, in accordance with GAAP (the "Post Closing Audit"). The Post Closing Audit shall be final and binding on the parties hereto and the net assets reflected on the Post Closing Audit (total assets reported on the balance sheet less total liabilities reported on the balance sheet) shall be the Audited Net Assets. Purchaser shall afford to Seller and its accountants and other authorized representatives reasonable access during business hours to the Company's facilities, properties, books and records in order to conduct the Post Closing Audit.

          1.4.1     Omitted.

          1.4.2 The "Settlement Amount" for the First Adjustment to Base Purchase Price shall be equal to the difference between the value of the Unaudited Net Assets and the Audited Net Assets, excluding (i) certain of the net assets associated with the VA Job and (ii) the debt owed to Seller by the Company in the amount of $6,572,103.00.

          1.4.3 In the event the Audited Net Assets are greater than the Unaudited Net Assets, the cash portion of the Base Purchase Price shall be increased accordingly (the "Increased Cash Portion of the Base Purchase Price") and Purchaser shall pay to Seller the Increased Cash Portion of the Base
Purchase Price in cash within ten (10) business days of the Post Closing Determination Date. In the event the Audited Net Assets are less than the Unaudited Net Assets, the Base Purchase Price shall be reduced accordingly (the "Reduced Cash Portion of the Base Purchase Price") and Seller shall pay to Purchaser the amount of the Reduced Cash Portion of the Base Purchase Price in cash within ten (10) business days of the Post Closing Determination Date or Seller shall have the right to set off the Reduced Cash Portion of the Base Purchase Price against amounts due on the Note in reverse order of maturity.

     1.5     Second  Adjustment  to Purchase Price.  Seller shall have the right
             -------------------------------------
to receive an additional payment (the "Earn Out") based on the formula set forth in Schedule 1.5.

     1.6     Additional  Consideration.  The Company is party to a contract with
             -------------------------
the Commonwealth of Virginia Department of Transportation for the VA Job. At Closing, Seller and Purchaser shall enter into an agreement, in the form attached hereto as Exhibit 7.17 (the

"Management Agreement") which will provide that the first $6,572,103 of Proceeds from the VA Job, as defined in the Management Agreement to be paid to Seller in satisfaction of its note payable to Seller from the Company reflected in the Financial Statements (as defined in Section 2.9), and which will further provide Seller as additional purchase price all future payments from the VA Job, with the balance of the Proceeds from the VA Job to be applied as set forth in the Management Agreement.

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     Seller hereby represents and warrants to Purchaser as of the date hereof and as of the Closing Date:

     2.1     Organization,  etc.  Seller  is  a  limited  liability company duly
             -------------------
organized, validly existing and in good standing under the laws of its jurisdiction of organization with full power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted, and to own, operate and lease its properties and assets. The Company is duly qualified or licensed to do business in good standing in every jurisdiction in which the conduct of its business, the ownership or lease of its properties, or the transactions contemplated by this Agreement, require it to be so qualified or licensed and the failure to be so qualified or licensed would have a Material Adverse Effect (as defined in Section 12.3). Such state jurisdictions are set forth in Schedule 2.1(a) hereto. True, complete and correct copies of the Company's charter and bylaws as presently in effect are set forth in Schedule 2.1(b) hereto.

     2.2     Subsidiaries.  The  subsidiaries  of Seller and the Company are set
             ------------
forth on Schedule 2.2; other than as set forth on Schedule 2.2, Seller and the Company have no subsidiaries.

     2.3     Capital  Stock.  The  stock  record  books of the Company have been
             --------------
made available to Purchaser for inspection prior to the date hereof and are complete and correct in all material respects. The authorized, issued and outstanding shares of capital stock of the Company is as set forth in Schedule
2.3  hereto.

     2.4     Corporate  Record Books.  The corporate minute books of the Company
             -----------------------
have been made available to Purchaser, are complete and correct in all material respects and contain all of the written proceedings of the shareholders and directors of the Company.

     2.5     Title to Stock.  All of the outstanding shares of the capital stock
             --------------
of the Company are owned by Seller, are duly authorized, validly issued and fully paid and non-assessable, and are free of all Liens (as defined in Section 12.3) except as otherwise disclosed on Schedule 2.5. Upon payment of the Base Purchase Price to Seller at Closing, Seller will convey good and marketable title to the Shares free and clear of all Liens whatsoever, except as otherwise disclosed on Schedule 2.5.

     2.6     Options  and  Rights.  There  are  no  outstanding  subscriptions,
             --------------------
options, warrants, rights, securities, contracts, commitments, understandings, or arrangements by which the Company is bound to issue any additional shares of capital stock or rights to purchase shares of its capital stock, and there are no existing agreements between Seller and the Company or between Seller or either of the Company, on the one hand, and any other Person (as defined in Section 12.3), on the other hand, regarding the Shares.

     2.7     Authorization,  etc.  Seller  has full power and authority to enter
             --------------------
into this Agreement and the agreements contemplated hereby and to deliver the Shares and the certificates evidencing such Shares to Purchaser as provided for herein, free and clear of all Liens, except as otherwise disclosed on Schedule
2.5. The execution, delivery and performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by Seller's Board of Managers and no other proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This
Agreement and all other agreements contemplated hereby to be entered into by Seller constitute a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and equitable principles of general application.

     2.8     No  Violation.  Except  as  set  forth  in Schedule 2.8 hereto, the
             -------------
execution and delivery by Seller of this Agreement, and all other agreements contemplated hereby to be executed and delivered by Seller, and the fulfillment of and compliance with the respective terms hereof and thereof by Seller do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default or event of default under (with due notice, lapse of time or both), (c) result in the creation of any Lien upon the Company's capital stock or assets pursuant to, (d) give any third party the right to accelerate any obligation under, (e) result in a violation of, or (f) require any authorization, consent, approval, exemption or other action by or notice to any court or Authority (as defined in Section 12.3) pursuant to, the certificate of formation or the limited liability company agreement of Seller and the charter or bylaws of the Company, or any Regulation (as defined in Section 12.3) to which Seller or the Company is subject, or any Order (as defined in Section 12.3) or Material Contract (as defined in Section 12.3) to which Seller or the Company or their respective properties are subject. Seller will comply with all applicable Regulations and Orders in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     2.9     Financial  Statements.
             ---------------------

          (a) Attached as Schedule 2.9(a)(1) hereto are the audited financial statements of the Company as of and for the year ended October 31, 2004 and the unaudited balance sheet and statements of operations and cash flows for the Company as of and for the ten months ended August 31, 2005. The financial statements as of and for the ten months ended August 31, 2005 ("Financial Statement Date") are hereinafter referred to as the ("Financial Statements"). The financial statements, including the Financial Statements, present fairly, in all material respects, the financial position of the Company as at their respective dates, and the results of its operations and its cash flows for the respective periods then ended in accordance with GAAP (as defined in Section 12.3) applied on a consistent basis, except for (i) as disclosed on
Schedule  2.9(a)(2)  and

(ii) the absence of footnotes and normal, recurring year-end adjustments, which are consistent with past practice, in the case of the Financial Statements. The Company has no liability, whether accrued, absolute or contingent, of a type required to be reflected on a balance sheet or described in the notes thereto in accordance with GAAP (except for the absence of footnotes and normal, recurring year-end adjustments, which are consistent with past practice, in the case of the Financial Statements), other than (i) liabilities which have been reflected or reserved against in the Financial Statements, (ii) liabilities incurred since the Financial Statement Date in the ordinary course of business, (iii) liabilities covered by insurance or reinsurance, and (iv) liabilities disclosed in Schedule 2.9(a)(2) hereto.

          (b) Except as set forth in Schedule 2.9(b) hereto, the Company does not have any material Indebtedness (as defined in Section 12.3), obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due) arising out of transactions entered into or Occurrences (as defined in Section 12.3) that occurred at or prior to the Closing Date, other than: (i) liabilities set forth in the Financial Statements and (ii) liabilities and obligations which have arisen after the Financial Statement Date in the ordinary course of business (none of which is a liability resulting from breach of a Material Contract, breach of warranty, tort, infringement, Claim or lawsuit).

     2.10     Employees.  The  Company  has  been  for  the past four years, and
              ---------
currently is, in compliance in all material respects with all Federal, state and local Regulations or Orders affecting employment and employment practices of the Company (including those Regulations promulgated by the Equal Employment Opportunity Commission), including terms and conditions of employment and wages and hours. At the Effective Date, the Company will not have any liability to any of its employees, officers or directors, except as will be reflected on the Company's balance sheet as of October 31, 2005.

     2.11     Absence  of  Certain  Changes.  Since the Financial Statement Date
              -----------------------------
and except as set forth on Schedule 2.11, to the Knowledge of Seller and the Company there has not been (a) any Material Adverse Change (as defined in Section 12.3) in the business, financial condition or in the operations of the Company's business; (b) any damage, destruction or loss, whether covered by insurance or not, having a Material Adverse Effect, with regard to the Company's properties and business; (c) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) in respect of the Company's capital stock, or any redemption or other acquisition of such stock by the Company; (d) any increase in the compensation payable to or to become payable by the Company to its officers or employees or any adoption of or increase in any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such officers or employees or any Affiliate (as defined in Section 12.3) of the Company other than in the normal course of business; (e) any entry into any Material Contract not in the ordinary course of business, including without limitation any borrowing or capital expenditure; or (f) any change by the Company in its accounting methods or principles.

     2.12     Contracts.
              ---------

          (a) Except as expressly contemplated by this Agreement or as set forth on Schedule 2.12(a) hereto, as of the Closing Date, the Company is not a party to any written or oral Material Contract relating to:

               (i) pension, profit sharing, stock options, employee stock purchase or other plan providing for deferred or other compensation to employees or any other employee benefit plan, or any Contract with any labor union;

               (ii) Contract for the employment of any officer, individual employee or other person on a full-time, part-time, consulting or other basis or Contract relating to loans to officers, directors or Affiliates;

               (iii) Contract relating to the borrowing of money or the mortgaging, pledging or otherwise placing a Lien on any asset of the Company;

               (iv) Guarantee, bonds, letters of credit or performance bonds of any obligation;

               (v) Contract under which the Company is lessee of or holds or operates any property, real or personal, owned by any other party, except for any lease of real or personal property except as described in Schedule 2.14(b);

               (vi) Contract under which the Company is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company; (vii) Contract the performance of which involves a consideration in excess of $1,000,000 per year;

               (viii) assignment, license, indemnification or Contract with respect to any intangible property (including, without limitation, any Proprietary Rights (as defined in Section 12.3));

               (ix) warranty Contract with respect to its services rendered or its products sold or leased;

               (x) Contract under which it has granted any Person any registration rights (including piggyback rights) with respect to any securities;

               (xi) Contract prohibiting it from freely engaging in any business or competing anywhere in the world;

               (xii) Contract for the purchase, acquisition or supply of property and assets, whether for resale or otherwise, which requires the expenditure in excess of $100,000 per year;

               (xiii)  Contracts  with  independent  agents  or  brokers;

               (xiv)  consulting,  sales,  commissions  or  marketing contracts;

               (xv) Contracts providing for "take or pay" or similar unconditional purchase or payment obligations, which involves a consideration in excess of $100,000 per year; or

               (xvi) Contracts with Persons with which, directly or indirectly, Seller also has a Contract.

          (b) Except as to the litigation disclosed in Schedule 11.2(d) and as set forth on Schedule 2.12(b), the Company has performed in all material respects all obligations required to be performed by it and is not in default in any material respect under or in breach of nor in receipt of any written claim of default or breach under any Material Contract to which the Company is subject; to the Knowledge of Seller and the Company, no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance under any Material Contract to which the Company is subject; the Company has no present expectation or intention of not fully performing all Material Contracts; the Company has no Knowledge of any breach by the other parties to any Material Contract to which it is a party.

     2.13     True  and  Complete  Copies.  Copies  of  Contracts  and documents
              ---------------------------
delivered and to be delivered hereunder by Seller or the Company are and will be true and complete copies of such agreements, contracts and documents in all material respects.

     2.14     Title  and  Related  Matters.
              ----------------------------

          (a) The Company has good and valid title to all of the properties and assets reflected in the Financial Statements or acquired after the date thereof (and for properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens, except (i) statutory Liens not yet delinquent, (ii) Liens for Taxes (as defined in Section 2.16) not yet due and payable, (iii) such imperfections or irregularities of title, Liens or charges as do not detract from or interfere with the present use of the properties or assets subject thereto or affected thereby, otherwise impair present business operations at such properties; or do not detract from the value of such properties and assets, taken as a whole, (iv) as reflected in the Financial Statements or disclosed herein, or (v) as disclosed on Schedule 2.12(a) and Schedule 2.14(b) (collectively, "Permitted Liens").

          (b) The Company owns, and will on the Closing Date, own good and valid title to all the material personal property and assets, tangible or intangible, used in the business except as to those assets leased as set forth in Schedule 2.14(b) hereto, all of which leases are in good standing and, to the Knowledge of the Company, no party is in default thereunder. Except as set forth in Schedule 2.14(b) hereto, none of the assets belonging to or held by the Company is or will be on the Closing Date subject to any (i) Contracts of sale or lease, or (ii) Liens other than Permitted Liens.

          (c) There has not been since the Financial Statement Date and will not be prior to the Closing Date, any sale, lease, or any other disposition or distribution by the Company of any of its assets or properties and any other assets now or hereafter owned by it, except transactions in the ordinary and regular course of business or as otherwise consented to by Purchaser. After the Closing Date, Purchaser will own, or have the unrestricted right to use, all properties and assets that are currently used in connection with the business of the Company other than the Permitted Liens.

     2.15     Litigation.  Except  as set forth on Schedule 2.12(b) and Schedule
              ----------
11.2(d), there is no Claim (as defined in Section 12.3) pending or, to the Knowledge of Seller or the Company threatened against the Company which, if adversely determined, would have a Material Adverse Effect on the Company, nor is there any Order outstanding against the Company having, or which, insofar as can be reasonably foreseen, in the future may have, a Material Adverse Effect on the Company.

     2.16     Tax  Matters.
              ------------

          (a) Except as disclosed on Schedule 2.16, the Company has filed all federal, state, and local tax reports, returns, information returns and other documents (collectively the "Tax Returns") required to be filed and has duly paid or accrued on the Financial Statements all relevant Taxes (as hereinafter defined). For these purposes, "Taxes" shall mean any income, premium, gross receipts, alternative or add-on minimum, ad valorem, value added, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, transfer, license, withholding, payroll, employment, fuel, excess profits, occupational and other charges (including interest and penalties) that are due to any federal, state, or local authorities (collectively, the "Taxing Authorities") in connection with all taxable periods ending on or before the Effective Date. All Taxes required to be paid for all periods ending prior to or on the Effective Date have been, or will be, paid or fully accrued for in accordance with GAAP, except as provided in Schedule 2.16 hereto. All Taxes which are required to be withheld or collected by the Company have been duly withheld or collected and, to the extent required, have been paid to the proper Taxing Authority or properly segregated or deposited as required by applicable laws. There are no Liens for Taxes upon any property or assets of the Company except for liens for Taxes not yet due and payable. Neither Seller nor the Company has executed a waiver of the statute of limitations on the right of any Taxing Authority to assess additional Taxes or to contest the income or loss with respect to any Tax Return. The basis of any depreciable asset, and the method used in determining allowable depreciation (including cost recovery), of the Company is, to the Knowledge of the Company and Seller, correct and in compliance in all material respects with the Internal Revenue Code of 1986, as amended and the regulations thereunder (the "Code").

          (b) Except as disclosed on Schedule 2.16, no issues have been raised that are currently pending by any Taxing Authority in connection with any Tax Returns. No material issues have been raised in any examination by any Taxing Authority with respect to the Company which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined. There are no unresolved issues or unpaid deficiencies relating to such examinations.

          (c) The Company is not subject to any joint venture, partnership, or other arrangement or Contract which is treated as a partnership for federal income tax purposes. The Company is not and never has been a party to any tax sharing agreement.

          (d) The Company is not a "consenting corporation", within the meaning of Section 341(f)(1) of the Code, or comparable provisions of any state statutes, and none of the assets of the Company is subject to an election under
Section  341(f)  of  the  Code  or  comparable provisions of any state statutes.

          (e) The Company is not and will not be required to recognize after the Effective Date any taxable income in respect of accounting method adjustments required to be made under the Tax Reform Act of 1986 or the Revenue Act of 1987 for activities through the Effective Date.

          (f) None of the assets of the Company constitutes tax-exempt bond financed property or tax exempt use property within the meaning of Section 168 of the Code, and none of the assets of the Company are subject to a lease, safe harbor lease, or other arrangement as a result of which the Company is not treated as the owner for federal income tax purposes.

          (g) The Company has not made or will become obligated to make, and will, as a result of any event connected with the Closing become obligated to make, any "excess parachute payment" as defined in Section 280G of the Code (without regard to subsection (b)(4) thereof).

          (h)     Returns  and  Reports.  Seller shall cause the Company to file
                  ---------------------
all Tax Returns and reports with respect to Taxes which are required to be filed for Tax periods ending on or before the Effective Date ("Pre-Closing Tax Returns"). The Company shall pay all amounts shown to be due on such Pre-Closing Tax Returns to the appropriate Taxing Authority as shown on the Post Closing Audit. Purchaser shall cause the Company to assist Seller in filing the Pre-Closing Tax Return to effect such filings.

          (i)     Tax  Books and Records.  Purchaser and Seller shall furnish or
                  ----------------------
cause to be furnished to each other, upon request, as promptly as practicable, such information (including access of books and records) and assistance relating to the Company as is reasonably necessary for the filing of any return or report, for the preparation for any audit, and for the prosecution or defense of any claim relating to any proposed adjustment or refund Claim.

     2.17     Compliance  with  Law  and Applicable Government Regulations.  The
              ------------------------------------------------------------
Company is presently complying in respect of its operations, practices, real property, plants, structures, and other property, and all other aspects of its business, with all applicable Regulations and Orders, including, but not limited to, all Regulations relating to the safe conduct of business, environmental protection, quality and labeling, antitrust, Taxes, consumer protection, equal opportunity, discrimination, health, sanitation, fire, zoning, building and occupational safety where such failure or failures to comply would individually or in the aggregate have a Material Adverse Effect. There are no Claims pending, nor to the Knowledge of Seller or the Company are there any Claims threatened, nor has Seller or the Company received any written notice, regarding any violations of any material Regulations and material Orders enforced by any

Authority claiming jurisdiction over Seller or the Company including any requirement of OSHA or any pollution and environmental control agency (including air and water).

     2.18     ERISA  and  Related  Matters.
              ----------------------------

          (a)     Benefit  Plans; Obligations to Employees.  Except as disclosed
                  ----------------------------------------
in Schedule 2.12(a), the Company is not a party to or participates in or has any liability or contingent liability with respect to:

               (i) any "employee welfare benefit plan", "employee pension benefit plan" or "multiemployer plan" (as those terms are respectively defined in Sections 3(1), 3(2) and 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"));

               (ii) any retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements (referred to collectively hereinafter as "fringe benefit arrangements") for any employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "employee benefit plan" (as defined in Section 3(3) of ERISA); or

               (iii) any employment agreement not terminable on 30 days' or less written notice, without further liability.

     2.19     Omitted

     2.20     Banks,  Brokers  and Proxies.  Schedule 2.20 hereto sets forth (i)
              ----------------------------
the name of each bank, trust company, securities or other broker or other financial institution with which the Company has an account, credit line or safe deposit box or vault, or otherwise maintains relations; (ii) the name of each person authorized by the Company to draw thereon or to have access to any such safe deposit box or vault; (iii) the purpose of each such account, safe deposit box or vault; and (iv) the names of all persons authorized by proxies, powers of attorney or other instruments to act on behalf of the Company in matters concerning its business or affairs. All such accounts, credit lines, safe deposit boxes and vaults are maintained by the Company for normal business purposes, and no such proxies, powers of attorney or other like instruments are irrevocable.

     2.21     Omitted

     2.22     Environmental Matters.  To the Knowledge of Seller and the Company
              ---------------------
and except as disclosed on Schedule 2.22 hereto: (a) neither the Company's business or assets nor the operation thereof violates any applicable Environmental Law (as defined in Section 12.3) in effect as the date hereof and no condition or event has occurred which, with notice or the passage of time or both, would constitute a violation of any Environmental Law; (b) the Company is in possession of all environmental permits required under any applicable
Environmental Law for the conduct or operation of its business (or any part thereof), and the Company is in compliance in all material respects with all of the requirements and limitations included in such environmental permits; (c) the Company has not stored or used any pollutants, contaminants or hazardous or toxic wastes, substances or materials (other than petroleum products) on or at any of its property or facilities; (d) the Company has not received any written notice from any Authority or Person that the Company's business or assets or the operation of any of its facilities is in violation of any Environmental Law or any environmental permit or that it is responsible (or potentially responsible) for the cleanup of any pollutants, contaminants, or hazardous or toxic wastes, substances or materials at, on or beneath any of its property, or at, on or beneath any land adjacent thereto or in connection with any waste or contamination site; (e) the Company is not the subject of Federal, state, local, or private litigation or proceedings involving a demand for damages or other potential liability with respect to violations of Environmental Laws; (f) the Company has not buried, dumped, disposed, spilled or released any pollutants, contaminants or hazardous or toxic wastes, substances or materials under any Environmental Law nor are they currently stored or otherwise located on any of the Company's property. The Company has timely filed all reports required to be filed with respect to all of its property and facilities and has generated and maintained in all material respects all required data, documentation and records under all applicable Environmental Laws.

     2.23     Omitted

     2.24     Dealings  with  Affiliates.  Schedule  2.24  hereto  sets  forth a
              --------------------------
complete list, including the parties, of all oral or written agreements and arrangements between the Company and any Affiliate of the Company, which exists on the Closing Date.

     2.25     Insurance.  The  Company  currently  has,  and through the Closing
              ---------
Date will have, insurance contracts or policies (the "Policies") in full force and effect which provide for coverages that are usual and customary as to amount and scope in the business of the Company. Schedule 2.25 hereto sets forth a summary of all insurance contracts or policies that relate to liability or excess liability insurance (collectively, the "Liability Policies") and all other Policies, including the name of the insurer, the types, dates and amounts of coverages, and any material coverage exclusions. Except as set forth in
Schedule 2.25 hereto all of the Policies and Liability Policies remain in full force and effect. The Company has not breached or otherwise failed to perform in any material respects its obligations under any of the Policies or the Liability Policies nor has Seller or the Company received any adverse written notice or written communication from any of the insurers party to the Policies or the Liability Policies with respect to any such alleged breach or failure in connection with any of the Policies or the Liability Policies. All Policies are sufficient for compliance in all material respects with all Regulations, Orders and all Material Contracts to which the Company is subject; are valid, outstanding, collectible and enforceable policies; and will not in any material way be affected by, or terminate or lapse by reason of, the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Neither Seller nor the Company has ever been refused any insurance with respect to the Company's assets or operations, nor has coverage ever been limited by any insurance carrier to which the Company has applied for any Policy or with which the Company has carried a Policy.

     2.26     Disclosure.  Except  as  set  forth  on  Schedule  2.26,  to  the
              ----------
Knowledge of Seller and the Company, neither this Agreement nor any of the exhibits, attachments, written statements, documents, certificates or other items prepared for or supplied to Purchaser by or on behalf of

Seller or the Company with respect to the transactions contemplated hereby taken as a whole, contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. Except as set forth on Schedule 2.26, to the Knowledge of Seller and the Company, there is no fact which Seller or the Company have not disclosed to Purchaser in writing and of which Seller or the Company or any of their respective officers, directors or executive employees is aware and which could reasonably be anticipated to have a Material Adverse Effect on either of the Company or the ability of Purchaser to continue the business of the Company in the same manner as the Company conducted its business prior to the Closing Date.

                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

          Purchaser represents and warrants to Seller as follows as of the date hereof and as of the Closing Date:

     3.1     Corporate  Organization,  etc.  Purchaser  is  a  corporation  duly
             -----------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets. Purchaser is duly qualified or licensed to do business in good standing in every jurisdiction in which the conduct of its business, the ownership or lease of its properties, the proposed conduct of its business or ownership or lease of its properties, or the transactions contemplated by this Agreement, require it to be so qualified or licensed and the failure to be so qualified or licensed would have a Material Adverse Effect on its business.

     3.2     Authorization,  etc.  Purchaser  has  full  corporate  power  and
             -------------------
authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of Purchaser has duly authorized the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable against it in accordance with its terms.

     3.3     No  Violation.  Except  as  set  forth  in Schedule 3.3 hereto, the
             -------------
execution, delivery and performance by Purchaser of this Agreement, and all other agreements contemplated hereby, and the fulfillment of and compliance with the respective terms hereof and thereof by Purchaser, do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of,
(b) constitute a default or event of default under (with due notice, lapse of time or both), (c) give any third party the right to accelerate any obligation under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice to any court or Authority pursuant to, the charter or bylaws of Purchaser, or any Regulation to which Purchaser is subject, or any Contract or Order to which Purchaser or its properties are subject. Purchaser will comply with all applicable Regulations and Orders in connection with its execution, delivery and performance of this Agreement and the transactions contemplated hereby.

     3.4     Governmental  Authorities.  Purchaser  has complied in all material
             -------------------------
respects with all applicable Regulations in connection with its execution, delivery and performance of this Agreement and the agreements and transactions contemplated hereby. Except as set forth in Schedule 3.4 hereto, Purchaser is not required to submit any notice, report, or other filing with any governmental authority in connection with its execution or delivery of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth in
Schedule 3.4 hereto, no authorization, consent, approval, exemption or notice is required to be obtained by Purchaser in connection with the execution, delivery, and performance of this Agreement and the agreements and transactions contemplated hereby.

     3.5     Charys  Shares.  Purchaser  owns  and holds good and valid title to
             --------------
the Charys Shares free and clear of any Lien of any kind. The Charys Shares are, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued or will be issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind.

                                    ARTICLE 4
                               COVENANTS OF SELLER
                               -------------------

     Until the Closing Date, except as otherwise consented to or approved by Purchaser in writing, Seller covenants and agrees that it shall act, and shall cause the Company so to act or refrain from acting where required hereinafter, to comply with the following:

     4.1     Regular Course of Business.  The Company shall operate its business
             --------------------------
diligently and in good faith, consistent with past management practices; shall maintain all of its properties in the Company's customary fashion, shall maintain (except for expiration due to lapse of time) all material leases and Material Contracts described herein in effect without change except as expressly provided herein; shall comply in all material respects with the provisions of all Regulations and Orders applicable to the Company and the conduct of its business; shall not cancel, release, waive or compromise any debt, Claim or right in its favor having a value in excess of $5,000; shall not alter the rate or basis of compensation of any of its officers, directors or employees; shall maintain insurance and reinsurance coverage up to the Closing Date with at least the coverage and in the amounts set forth in Schedule 2.25; and shall pay all Claims and accrue liabilities on their financial statements in the Company's customary fashion and in accordance with standard industry practice.

     4.2     Amendments.  Except  as  required for the transactions contemplated
             ----------
in this Agreement, no change or amendment shall be made in the charter or by-laws of the Company. The Company shall not merge into or consolidate with any other corporation or person, or change the character of its business.

     4.3     Capital  Changes; Pledges.  The Company shall not issue or sell any
             -------------------------
shares of its capital stock of any class or issue or sell any securities convertible into, or options, warrants to purchase or rights to subscribe to, any shares of its capital stock and the Company shall not pledge or otherwise encumber any shares of its capital stock.

     4.4     Dividends.  The  Company  shall  not  declare, pay or set aside for
             ---------
payment any dividend or other distribution in respect of its capital stock, nor shall the Company, directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock.

     4.5     Capital  and  Other  Expenditures.  The  Company shall not make any
             ---------------------------------
capital expenditures, or commitments with respect thereto, except as provided in
Section  2.23.

     4.6     Borrowing.  The  Company  shall  not incur, assume or guarantee any
             ---------
Indebtedness not reflected on the Financial Statements except in the ordinary course of business or for purposes of consummation of transactions contemplated by this Agreement and in any case only after consultation with Purchaser.

     4.7     Other Commitments.  Except as set forth in this Agreement, incurred
             -----------------
or transacted in the ordinary course of business, or permitted in writing by Purchaser, the Company shall not enter into any material transaction or make any commitment or incur any material obligation (including entering into any real property leases).

     4.8     Omitted.

     4.9     Full  Access  and  Disclosure.
             -----------------------------

          (a) Seller and the Company shall afford to Purchaser and its counsel, accountants and other authorized representatives reasonable access during business hours to each of the Company's facilities, properties, books and records in order that Purchaser may have full opportunity to make such reasonable investigations as it shall desire to make of the affairs of the Company; and Seller shall cause the Company's officers, employees and auditors to furnish such additional financial and operating data and other information as Purchaser shall, from time to time, reasonably request including, without limitation, any internal control recommendations applicable to the Company made by Seller's independent auditors in connection with its audit.

          (b) From time to time, prior to the Closing Date, Seller shall promptly supplement or amend information previously delivered to Purchaser with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth herein or disclosed.

     4.10     Consents.  Seller  and  the  Company  shall use their commercially
              --------
reasonable efforts to obtain on or prior to the Closing Date, all consents necessary to the consummation of the transactions contemplated hereby.

     4.11     Breach of Agreement.  The Company shall not take, and Seller shall
              -------------------
not take, any action or permit the Company to take any action which if taken prior to the Closing Date would constitute a breach of this Agreement.

                                    ARTICLE 5
                             COVENANTS OF PURCHASER
                             ----------------------

     5.1     Confidentiality.  Purchaser  shall, and shall cause its principals,
             ---------------
officers and other personnel and authorized representatives to, hold in confidence, and not disclose to any other party without Seller's prior written consent, all information received by it from Seller's or the Company's officers, directors, employees, agents, counsel and auditors in connection with the transactions contemplated hereby except as may be required by applicable law or as otherwise contemplated herein.

     5.2     Standby  Letter  of  Credit.  Within  ninety  (90)  days  after the
             ---------------------------
Closing Date, Purchaser shall replace City National Bank irrevocable standby letter of credit #11171 (the "Letter of Credit"), securing an irrevocable letter of credit for the Polices in the amount of $1,350,000. Notwithstanding anything to the contrary contained herein, if on or before December 31, 2005, Purchaser has paid in full all outstanding amounts due and owing to Merrill Lynch (as defined in Section 5.5), then failure to replace the Letter of Credit within such ninety (90) day period, shall not be deemed an event of default hereunder, and Purchaser shall automatically be granted an additional thirty (30) days in order to comply with the first sentence of this Section 5.2.

     5.3     Payments  to  Investors.  Within ninety (90) days after the Closing
             -----------------------
Date, Purchaser shall cause the Company to pay the amount of $279,916 to Preferred Management, LLC and $120,000 to H.I.G. Capital, LLC.

     5.4     Continued  D  & O Insurance Coverage.  Purchaser shall use its best
             ------------------------------------
efforts to obtain and maintain for a period of six (6) years after the Closing Date, policies and contracts of insurance covering the liability of directors and officers of the Company at least at the same level maintained by Seller on the date hereof under the applicable Policies.

     5.5     Payoff  of  Credit  Agreement.  On  or  before  December  31, 2005,
             -----------------------------
Purchaser shall use its best efforts to pay in full all outstanding amounts of principal, interest, costs and expenses due and payable under those certain agreements with Merrill Lynch Business Financial Services ("Merrill Lynch") numbered 2BN-0736, 2BN-07937 and 2BN-0798, including the irrevocable standby letters of credit secured by any of such agreements; provided, however, that the failure to timely pay all such amounts in full shall not be deemed an event of default hereunder, unless and until (a) Merrill Lynch provides notification to any party hereto that the Company is in default thereunder and such default has not been cured within the applicable cure period therefor or (b) Merrill Lynch institutes collection efforts against Seller, and; provided, further, that, any agreement between Merrill Lynch and Purchaser and/or the Company relating to extensions of payment on any Indebtedness must release Seller from its security agreement with Merrill Lynch and remove Merrill Lynch's lien on the VA Job and all procceds derived therefrom.

     5.6     Apportionment  of  Litigation.  Purchaser  shall be responsible and
             -----------------------------
shall pay the first $1,000,000 of Losses (as defined in Section 11.2) incurred by the Company on account of the litigation described on Schedule 11.2(d) attached hereto.

     5.7     Efforts  to  Remove Seller as a Guarantor.  Purchaser shall use its
             -----------------------------------------
commercially reasonable efforts to cause Merrill Lynch (and all other applicable lenders and sureties of the Company) to release Seller from its obligation as a guarantor of any and all of the Company's Indebtedness.

     5.8     Conduct  of  Business.  Until such time as the Note is paid in full
             ---------------------
and Seller is removed as a guarantor of any and all of the Company's Indebtedness, Purchaser shall (a) not declare, set aside or pay any dividend or distribution (whether in cash, stock or property) in respect of the Company's capital stock, or redeem or otherwise acquire such stock by the Company; (b) deposit and use solely for the benefit of the Company the proceeds of any refinancing transaction or any new Indebtedness, which Indebtedness is secured by the assets of the Company; and (c) obtain and maintain policies and contracts of insurance covering the assets of the Company at least at the same level maintained by Seller on the date hereof under the applicable Policies.

     5.9     Surety  Bond.  Within  180  days  after the Closing Date, Purchaser
             ------------
shall secure the release of Seller, as principal, on Liberty Mutual Insurance Company surety bond no. 964-001-334 in the amount of $375,000.

                                    ARTICLE 6
                                OTHER AGREEMENTS
                                ----------------

     As a condition to the parties' obligation to consummate the transactions contemplated hereby:

     6.1     Agreement  to Defend.  In the event any action, suit, proceeding or
             --------------------
investigation of the nature specified in Section 7.5 or Section 8.3 hereof is commenced, whether before or after the Closing Date, all the parties hereto agree to cooperate and use their commercially reasonable efforts to defend against and respond thereto.

     6.2     Non-Competition.  Seller  and  its  managing  members  will, at the
             ---------------
Closing,  execute  and  deliver  the  Non-Competition  Agreement  in the form of
Exhibit  6.2  hereto  (the  "Non-Competition  Agreement").

     6.3     Further  Assurances.  Subject  to  the terms and conditions of this
             -------------------
Agreement, each of the parties hereto shall use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Regulations to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date Purchaser shall consider or be advised that any further deeds, assignments or assurances in law or in any other things are necessary, desirable or proper to vest, perfect or confirm, of record or otherwise, in Purchaser, the title to any property or rights of the Company acquired or to be acquired by reason of, or as a result of, the acquisition, Seller agrees that Seller and its proper officers shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights in the Company and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of Seller, and are fully authorized in the name of Seller or otherwise to take any and all such action.

     6.4     Consents.  Without  limiting the generality of Section 6.3, each of
             --------
the parties hereto shall use its commercially reasonable efforts to obtain all permits, authorizations, consents and approvals of all persons and governmental authorities necessary, proper or advisable in connection with the consummation of the transactions contemplated by this Agreement prior to the Closing Date.

     6.5     No Solicitation or Negotiation.  Unless and until this Agreement is
             ------------------------------
terminated, Seller and the Company shall not, and each shall use its, commercially reasonable efforts to cause its directors, officers, employees, representatives, agents, advisors, accountants and attorneys not to, initiate or solicit, directly or indirectly, any inquiries or the making of any proposal with respect to, or engage in negotiations concerning, or provide any confidential information or data to any person with respect to, or have any discussions with any persons relating to, any acquisition, business combination or purchase of all or any significant asset of, or any equity interest in, directly or indirectly, the Company, or otherwise facilitate any effort or attempt to do or seek any of the foregoing, and shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

     6.6     Deliveries  After Closing.  From time to time after the Closing, at
             -------------------------
Purchaser's request and without expense to Seller and without further consideration from Purchaser, Seller shall execute and deliver such other instruments of conveyance and transfer and take such other action as Purchaser reasonably may require to convey, transfer to and vest in Purchaser and to put Purchaser in possession of any rights or property to be sold, conveyed, transferred and delivered hereunder.

                                    ARTICLE 7
                   CONDITIONS TO THE OBLIGATIONS OF PURCHASER
                   ------------------------------------------

     Each and every obligation of Purchaser under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by Purchaser:

     7.1     Representations  and  Warranties; Performance.  The representations
             ---------------------------------------------
and warranties of Seller contained in Article 2 and contained in any schedule hereto, shall be true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date as though then made, except as expressly provided herein. Seller and the Company shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them prior to the Closing Date. The Board of Managers of Seller, and the vice president of the Company, shall each have delivered to Purchaser, a certificate (which shall be addressed to Purchaser), dated the Closing Date, in the form of
Exhibit  7.1  hereto,  certifying  to  the  foregoing.

     7.2     Omitted

     7.3     Opinion  of  Seller's  Counsel.  Purchaser  shall  have received an
             ------------------------------
opinion of Seller's outside counsel (which will be addressed to Purchaser), dated the Closing Date, in the form of Exhibit 7.3 hereto.

     7.4     No  Material  Adverse  Change.  Other  than  losses incurred in the
             -----------------------------
ordinary course of business, there shall have been no Material Adverse Change since the date of this Agreement. Purchaser shall have received certificates (which shall be addressed to Purchaser), dated the

Closing Date, from the chief financial officer of the Company, in the form designated Exhibit 7.1 hereto, certifying to the foregoing.

     7.5     No  Proceeding  or  Litigation.  No  preliminary  or  permanent
             ------------------------------
injunction or other Order, decree or ruling issued by any Authority, or any Regulation promulgated or enacted by any Authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

     7.6     Omitted

     7.7     Omitted

     7.8     Non-Competition  Agreement.  The  Non-Competition  Agreement  shall
             --------------------------
have been fully executed and delivered by Seller and certain of its Affiliates and shall be in full force and effect.

     7.9     Accounting  Certificates.  Purchaser  shall  have  received  a
             ------------------------
certificate, dated the Closing Date, of the Company's chief financial officer in the form of Exhibit 7.1 hereto attesting that the Company's financial statements for the fiscal years ending October 31st, 2002, 2003, 2004 and the period ending August 31, 2005 are accurate in all material respects.

     7.10     Condition  of  Assets.  The Company's material assets and material
              ---------------------
properties shall not have been damaged or destroyed, prior to the Closing Date, by fire or other casualty and not fully covered by insurance (except for reasonable deductibles) in an aggregate amount exceeding $100,000.

     7.11     Proceedings and Documents.  All corporate and other proceedings in
              -------------------------
connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and Purchaser's counsel, and Seller and the Company shall have made available to Purchaser for examination the originals or true, complete and correct copies of all records and documents relating to the business and affairs of the Company which Purchaser may reasonably request in connection with said transaction.

     7.12     Secretary's  Certificate.  Purchaser  shall  have  received  a
              ------------------------
certificate, substantially in the form of Exhibit 7.12 hereto, by the secretary of the Company as to the charter and bylaws of the Company, and by the Board of Managers of Seller as to the certificate of formation and the limited liability company agreement of Seller, and the resolutions adopted by the Board of Managers of Seller in connection with this Agreement.

     7.13     Certificates  of Good Standing.  At the Closing, the Company shall
              ------------------------------
have delivered to Purchaser certificates issued by the appropriate governmental authorities evidencing the good standing, with respect to both the conduct of business and the payment of all franchise taxes, of the Company as of a date not more than fifteen (15) days prior to the Closing Date as a corporation organized under the laws of the states and as a foreign corporation authorized to do business under the laws of the jurisdictions listed in the Schedules hereto.

     7.14     Omitted

     7.15     Omitted

     7.16     Omitted

     7.17     Management  Agreement.  Seller  and the Company shall have entered
              ---------------------
into the Management Agreement regarding the operation of the VA Job substantially in the form of Exhibit 7.17 hereto.

     7.18     Omitted

     7.19     Omitted

     7.20     Other  Documents.  Seller  and the Company shall furnish Purchaser
              ----------------
with such other and further documents and certificates including certificates of the Company's officers and others as Purchaser shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

                                    ARTICLE 8
                     CONDITIONS TO THE OBLIGATIONS OF SELLER
                     ---------------------------------------

     Each and every obligation of Seller under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by Seller:

     8.1     Representations  and  Warranties; Performance.  The representations
             ---------------------------------------------
and warranties of Purchaser contained in Article 3 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto, Purchaser, to Seller, shall be true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date as though then made, except as expressly provided herein. Purchaser shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by them prior to the Closing Date. The president of Purchaser shall have delivered to Seller a certificate, dated the Closing Date, in the form of
Exhibit 8.1 hereto, certifying to the foregoing.

     8.2     Consents  and  Approvals.  Purchaser,  Seller and the Company shall
             ------------------------
have obtained any and all material consents, approvals, orders, qualifications, licenses, permits or other authorizations, required by all applicable Regulations, Orders or Contracts of the Company or binding on their properties and assets, with respect to the execution, delivery and performance of the Agreement, the financing consummation of the transactions contemplated herein and the conduct by Purchaser of the business of the Company in the same manner after the Closing Date as before the Closing Date.

     8.3     No  Proceeding  or  Litigation.  No  preliminary  or  permanent
             ------------------------------
injunction or other Order, decree or ruling issued by any Authority, or any Regulation promulgated or enacted by any Authority shall be in effect, which would prevent the consummation of the transactions contemplated hereby.

                                    ARTICLE 9
                                     CLOSING
                                     -------

     9.1     Closing.  Unless  this  Agreement  shall  have  been  terminated or
             -------
abandoned pursuant to the provisions of Article 10 hereof, a closing of the transactions contemplated by this Agreement (the "Closing") shall be held on or before November 15, 2005, or on such other mutually agreed to date (the "Closing Date").

     9.2     Intervening  Litigation.  If  prior  to  the  Closing  Date  any
             -----------------------
preliminary or permanent injunction or other Order issued by a court of competent jurisdiction or by any other Authority shall restrain or prohibit this Agreement or the consummation of the transactions contemplated herein for a period of fifteen days or longer, the Closing shall be adjourned at the option of either party for a period of thirty days. If at the end of such thirty day period such injunction or Order shall not have been favorably resolved, either party may, by written notice thereof to the other, terminate this Agreement, without liability or further obligation hereunder.

                                   ARTICLE 10
                           TERMINATION AND ABANDONMENT


     10.1     Methods  of Termination.  This Agreement may be terminated and the
              -----------------------
transactions herein contemplated may be abandoned at any time:

          (a)     by  mutual  consent  of  Purchaser  and  Seller;

          (b) by Purchaser or Seller if this Agreement is not consummated on or before November 30, 2005; provided that if any party has breached or defaulted with respect to its respective obligations under this Agreement on or before such date, such party may not terminate this Agreement pursuant to this
Section 10.1(b), and each other party to this Agreement shall at its option enforce its rights against such breaching or defaulting party and seek any remedies against such party, in either case as provided hereunder and by applicable law;

          (c) by Purchaser if as of the Closing Date any of the conditions specified in Article 7 hereof have not been satisfied in any material respect or if Seller or the Company are otherwise in default in any material respect under this Agreement; or

          (d) by Seller if as of the Closing Date any of the conditions specified in Article 8 hereof have not been satisfied in any material respect or if Purchaser is otherwise in default in any material respect under this Agreement.

     10.2     Procedure  Upon  Termination.  In  the  event  of  termination and
              ----------------------------
abandonment pursuant to Section 10.1 hereof, and subject to the proviso contained in Section 10.1(b), this Agreement shall terminate and shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

          (a) each party shall redeliver all documents and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same;

          (b) all information received by any party hereto with respect to the business of any other party or the Company (other than information which is a matter of public knowledge or which has heretofore been or is hereafter published in any publication for public distribution or filed as public information with any governmental authority) shall not at any time be used for the advantage of, or disclosed to third parties by, such party to the detriment of the party furnishing such information; and

          (c) no party hereto shall have any liability or further obligation to any other party to this Agreement except for the confidentiality provisions set forth in Section 5.1 hereof.

                                   ARTICLE 11
                       SURVIVAL OF TERMS; INDEMNIFICATION
                       ----------------------------------

     11.1     Survival.  All  of  the  terms  and  conditions of this Agreement,
              --------
together with the representations, warranties and covenants contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing notwithstanding any investigation heretofore or hereafter made by or on behalf of any party hereto; provided, however, that (a) the agreements and covenants (other than the indemnification provisions set forth in this Article 11, which shall survive as provided below) set forth in this Agreement shall survive and continue until all obligations set forth therein shall have been performed and satisfied; and (b) all representations and warranties, and the agreements of Seller, the Company and Purchaser to indemnify each other set forth in this
Article 11, shall survive and continue for, and all Claims with respect thereto shall be made prior to the end of, the first anniversary of the Post Closing Determination Date, except for representations, warranties and indemnities for which an indemnification Claim shall be pending as of the end of the applicable period referred to above, in which event such indemnities shall survive with respect to such Claim until the final disposition thereof. The parties hereto acknowledge and agree that any matter set forth on any Schedule attached hereto shall be deemed to be set forth in all other Schedules attached hereto whether or not a specific cross reference appears therein.

     11.2     Indemnification  by Seller.  Subject to this Article 11, Purchaser
              --------------------------
and its officers, directors, employees, shareholders, representatives and agents (collectively, the "Purchaser Indemnified Parties") shall be indemnified and held harmless by Seller at all times after the Effective Date, against and in respect of any and all damage, loss, deficiency, liability, obligation, commitment, cost or expense (including the reasonable fees and expenses of counsel) (collectively, "Losses") resulting from, or in respect of, any of the following:

          (a) Any misrepresentation, breach of warranty, or non-fulfillment of any obligation on the part of Seller or the Company under this Agreement, any document relating thereto or contained in any schedule or exhibit to this Agreement or from any misrepresentation in or omission from any certificate, schedule, other agreement or instrument by Seller or the Company hereunder;

          (b) Any and all liabilities of the Company of any nature whether accrued, absolute, contingent or otherwise, and whether known or unknown, existing at the Effective Date to the extent not reflected and reserved against in the Post Closing Audit or not otherwise adequately disclosed in this Agreement or the schedules or exhibits thereto, including, without limitation:

               (i) All Tax liabilities of the Company, including federal, state and local Tax liability, together with any interest or penalties thereon or related thereto for all periods ending on or prior to the Effective Date but excluding any Taxes to the extent there is an accrual or reserve on the Post Closing Audit and any Tax liability of Seller arising in connection with the transactions contemplated hereby. Any Taxes, penalties or interest attributable to the operations of the Company payable as a result of an audit of any Tax Return for any period ending on or prior to the Effective Date shall be deemed to have accrued in the period to which such Taxes, penalties or interest are attributable; and

               (ii) All environmental liability relating to any of the Company's properties, including federal, state and local environmental liability, together with any interest or penalties thereon or related thereto, through the Effective Date, but excluding any amount for which there is an accrual or reserve on the Post Closing Audit.

          (c) All demands, assessments, judgments, costs and reasonable legal and other expenses arising from, or in connection with any Claim incident to any of the foregoing.

          (d) All Losses in excess of one million dollars ($1,000,000) arising from the litigation described in Schedule 11.2(d), so long as Purchaser has acted in good faith and has not interfered with Seller's ability to settle such litigation and that Seller shall have maintained control of the litigation and the conduct of any settlement discussions relating to such litigation.

     11.3     Limits  on  Seller's  Indemnification  Obligations.
              --------------------------------------------------

          (a) Seller shall have no any obligation to indemnify any of the Purchaser Indemnified Parties: (i) unless and until the aggregate amount of Losses for which such Purchaser Indemnified Parties are seeking indemnification exceeds $50,000, in which event the Purchaser Indemnified Parties shall be entitled to be indemnified for all such Losses, or (ii) to the extent that the aggregate amount of all Losses for which such Purchaser Indemnified Parties are seeking or have received indemnification exceeds $500,000 (the "Cap"). Seller acknowledges and agrees that Purchaser shall have the right of set off and reduction ("Set Off") up to the Cap against the Note (in reverse maturity order of the Note) in respect of all Losses for which the Purchaser Indemnified Parties are entitled to indemnification under Section 11.2. If Purchaser elects to exercise its right of Set Off pursuant to the provisions of the immediately preceding sentence, Purchaser shall give written notice thereof to Seller, specifying the nature and amount of such Claim and that Purchaser has exercised its right of Set Off.

          (b) The amounts for which Seller shall be liable hereunder shall be (i) net of any insurance proceeds received by the Purchaser Indemnified Parties in connection with the circumstances giving rise to the right of indemnification and (ii) limited to the actual and direct Losses incurred by the Purchaser Indemnified Parties and shall not include any indirect, consequential, incidental, special, exemplary or punitive Losses. Purchaser covenants and agrees on a reasonable and best efforts basis to first attempt to collect the amount of all Losses through its insurance policies, prior to pursuing its right of indemnification hereunder.

     11.4     Omitted

     11.5     Indemnification  by Purchaser.  Subject to this Article 11, Seller
              -----------------------------
and its officers, directors, employees, shareholders, representatives and agents shall be indemnified and held harmless by Purchaser at all times after the Effective Date, against and in respect of any and all Losses resulting from, or in respect of, any of the following:

          (a) Any misrepresentation, breach of warranty, or non-fulfillment of any obligation on the part of Purchaser under this Agreement (including, without limitation, the covenants and agreements made by Purchaser in Article
5), any document relating hereto or thereto or contained in any schedule or exhibit to this Agreement or from any misrepresentation in or omission from any certificate, other agreement or instrument by Purchaser hereunder.

          (b) Any and all liabilities of Seller arising out of, or in connection with, the guarantees made or granted by Seller on account of any of the Company's Indebtedness.

          (c) All demands, assessments, judgments, costs and reasonable legal and other expenses arising from, or in connection with, any action, suit, proceeding or claim incident to any of the foregoing.

     11.6     Third-Party  Claims.  Except  as  otherwise  provided  in  this
              -------------------
Agreement, the following procedures shall be applicable with respect to indemnification for third-party Claims. Promptly after receipt by the party seeking indemnification hereunder (hereinafter referred to as the "indemnitee") of notice of the commencement of any (a) Tax audit or proceeding for the assessment of Tax by any Taxing Authority or any other proceeding likely to result in the imposition of a Tax liability or obligation or (b) any action or the assertion of any Claim, liability or obligation by a third-party (whether by legal process or otherwise), against which Claim, liability or obligation the other party to this Agreement (hereinafter the "indemnitor") is, or may be, required under this Agreement to indemnify such indemnitee, the indemnitee will, if a Claim thereon is to be, or may be, made against the indemnitor, notify the indemnitor in writing of the commencement or assertion thereof and give the indemnitor a copy of such Claim, process and all legal pleadings. The indemnitor shall have the right to participate in the defense of such action with counsel of reputable standing. The indemnitor shall have the right to assume the defense of such action unless such action (i) may result in injunctions or other equitable remedies in respect of the indemnitee or its business; (ii) may result in liabilities which, taken with other then existing Claims under this Article 11, would not be fully indemnified hereunder; or (iii) may have an adverse impact on the business or financial condition of the indemnitee after the Closing Date (including an effect on the tax liabilities, earnings or ongoing business relationships of the indemnitee). The indemnitor and the indemnitee shall cooperate in the defense of such Claims. In the case that the indemnitor shall assume or participate in the defense of such audit, assessment or other proceeding as provided herein, the indemnitee shall make available to the indemnitor all relevant records and take such other action and sign such documents as are necessary to defend such audit, assessment or other proceeding in a timely manner. If the indemnitee shall be required by judgment or a settlement agreement to pay any amount in respect of any obligation or liability against which the indemnitor has agreed to indemnify the indemnitee under this Agreement, the indemnitor shall promptly reimburse the indemnitee in any amount equal to the amount of such payment plus all reasonable expenses (including legal fees and expenses) incurred by such indemnitee in connection with such obligation or liability subject to this Article 11.

     Prior to paying or settling any Claim against which an indemnitor is, or may be, obligated under this Agreement to indemnify an indemnitee, the indemnitee must first supply the indemnitor with a copy of a final court judgment or decree holding the indemnitee liable on such claim or failing such judgment or decree, must first receive the written approval of the terms and conditions of such settlement from the indemnitor. An indemnitor shall have the right to settle any Claim against it, subject to the prior written approval of the other, which approval shall not be unreasonably withheld.

     An indemnitee shall have the right to employ its own counsel in any case, but the fees and expenses of such counsel shall be at the expense of the indemnitee unless (a) the employment of such counsel shall have been authorized in writing by the indemnitor in connection with the defense of such action or Claim, (b) the indemnitor shall not have employed counsel in the defense of such action or Claim, or (c) such indemnitee shall have reasonably concluded that there may be defenses available to it which are contrary to, or inconsistent with, those available to the indemnitor, in any of which events such fees and expenses of not more than one additional counsel for the indemnified parties shall be borne by the indemnitor. Any and all Claims made by Purchaser against Seller for indemnification under this Article 11 may be, but are not required to be, settled by payment from the Escrow Account.

     11.7     Arbitration.  Each controversy or claim arising out of or relating
              -----------
to indemnification pursuant to Article 11 of this Agreement, not otherwise disposed of pursuant to the provisions set forth in this Article 11 above, shall be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered in such arbitration shall be final and binding upon the parties and may be entered in any court having jurisdiction thereto. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with the Miami, Florida, office of the American Arbitration Association, which such demand shall set forth in the same degree of particularity as required for complaints under the Federal Rules of Civil Procedure the claims to be submitted to arbitration. Additionally, the demand for arbitration shall include appropriate copies of all documents on which the claims are based and a list of all persons who the party seeking arbitration will call as witnesses with respect to such claims. In no event shall the demand or arbitration be made, after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations. This Agreement to arbitrate may be specifically enforced by a court of competent jurisdiction under the applicable law of the State of Florida pertaining to arbitrations.

     The arbitration shall be conducted by a panel of three arbitrators at the Miami, Florida, office of the American Arbitration Association. The rules of the American Arbitration Association concerning commercial disputes shall be applicable to any such arbitration proceeding except as they may be modified by the terms of this Agreement.

     Each party shall select one arbitrator, and the two arbitrators so selected shall select a third arbitrator. If a party fails to select an arbitrator, then the party who has selected an arbitrator shall select a second arbitrator and the two arbitrators so selected shall act. If the two arbitrators selected by the parties cannot agree on a third arbitrator, the names of three candidates (meeting all of the qualifications of an arbitrator as hereinafter provided) shall be chosen by the president of the Dade County Bar Association, or his delegate, and the name of one such candidate shall be drawn by lot by such Bar Association official, and such procedure shall be followed until a third arbitrator willing to act is selected.

     The arbitrators shall have the authority and jurisdiction to enter any pre-arbitration awards that would aid and assist the conduct of the arbitration or preserve the parties' rights with respect to the arbitration as the arbitrators shall deem appropriate in their discretion. The award of the arbitrators shall be in writing and it shall specify in reasonable detail the issues submitted to arbitration and the award of the arbitrators with respect to each of the issuers so submitted.

     The provisions of the Federal Rules of Civil Procedure relating to the right of discovery in civil actions shall be applicable to such arbitration proceedings except as modified by the terms of this Agreement. Within thirty
(30) days after the commencement of any arbitration proceeding under this Agreement, each party shall file with the arbitrators its contemplated discovery plan outlining the desired documents to be produced, the depositions to be taken and any other discovery action sought in the arbitration proceeding. After a hearing, the arbitrators in an interim award shall fix the scope and content of each party's discovery plan as the arbitrators deem appropriate. The arbitrators shall have the authority to modify, amend or change such interim award fixing the discovery plans of the parties upon application by either party, if good cause appears for doing so.

     The prevailing party as determined by the arbitrators shall be entitled to recover from the losing party reasonable expenses, attorneys' fees and costs actually incurred in connection therewith and in the enforcement or collection of any judgment or award rendered therein. The prevailing party means the party determined by the arbitrators to have most nearly prevailed, even if such party does not prevail in all matters, or is not the party in whose favor an award is rendered. Included within the cost recoverable pursuant to the terms of this Section shall be included service of process costs, filing fees, arbitration fees, arbitrators' fees, court and reporter costs, investigative costs, and expert witness fees.

     The award pursuant to such arbitration will be final, binding and conclusive. Upon final determination of the award, the party determined obligated to pay will pay to the party determined entitled thereto, within thirty (30) days of such final determination, the full amount, in cash, of such award (which shall include such fees and costs as awarded by the arbitrators).

                                   ARTICLE 12
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     12.1     Amendment  and  Modification.  Subject  to  applicable  law,  this
              ----------------------------
Agreement may be amended, modified and supplemented only by written agreement of the parties hereto.

     12.2     Entire  Agreement.  This  Agreement,  including  the schedules and
              -----------------
exhibits hereto and the documents, certificates and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement and supersedes all prior agreements, representations, warranties, promises, covenants, arrangements, communications and understandings, oral or written, express or implied, between the parties with respect to such transactions. There are no agreements, representations, warranties, promises, covenants, arrangements or understandings between the parties with respect to such transactions, other than those expressly set forth or referred to herein.

     12.3     Certain  Definitions.
              --------------------

          "Affiliate" means, with respect to any Person, any other Person that,
           ---------
     directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, where "control" means, with respect to any Person the possession, directly or indirectly, of the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Authority" means any governmental, regulatory or administrative body,
           ---------
     agency, arbitrator or authority, any court or judicial authority, any public, private or industry regulatory agency, arbitrator authority, whether international, national, federal, state or local.

          "Claim" means any action, claim, obligation, liability, expense,
           ---------
     lawsuit, demand, suit, inquiry, hearing, investigation, notice of a violation, litigation, proceeding, arbitration, or other dispute, whether civil, criminal, administrative or otherwise, whether pursuant to contractual obligations or otherwise.

          "Contract" means any agreement, contract, commitment, instrument or
           ---------
     other binding arrangement or understanding, whether written or oral.

          "Environmental Law" means any Regulation, Order, consent decree, or
           -----------------
     settlement agreement, which relates to or otherwise imposes liability or standards of conduct concerning mining or reclamation of mined land, discharges, emissions, releases or threatened releases of noises, odors or any pollutants, contaminants or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water, or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, or hazardous wastes, substances or materials, including (but not limited to) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, any so-called "Superlien" law, and any other similar Federal, state or local statutes.

          "GAAP" means generally accepted accounting principles in the United
           ----
     States of America, applied on a consistent basis with the Financial Statements, as in existence at the date hereof.

          "Guarantee" means any guarantee or other contingent liability (other
           ---------
     than any endorsement for collection or deposit in the ordinary course of business), direct or indirect with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation, (a) any endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations and (b) any Contract (i) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations, (ii) to purchase, sell or lease property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials or supplies or transportation or services or (iii) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy an obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation.

          "Indebtedness" with respect to any Person means any obligation of such
           ------------
     Person for borrowed money, but in any event shall include (a) any obligation incurred for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, (b) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (c) obligations (whether or not such Person has assumed or become liable for the payment of such obligation) secured by Liens, (d) capitalized lease obligations, and
     (e) all Guarantees of such Person.

          "Knowledge" with respect to Seller, means the actual knowledge of the
           ---------
     members of the Board of Managers of Seller, and with respect to the Company, means the actual knowledge of the officers of the Company.

          "Lien" means any security interest, lien, mortgage, pledge,
           ----
     hypothecation, encumbrance, Claim, easement, restriction or interest of another Person of any kind or nature.

          "Market Price" means the average weighted closing bid price per share,
           ------------
     weighted by volume, of Charys Common Stock for the twenty (20) consecutive trading days ending on the Closing Date.

          "Material Adverse Change" means any developments or changes which
           -----------------------
     would have a Material Adverse Effect.

          "Material Adverse Effect" means any circumstances, state of facts or
           -----------------------
     matters which might reasonably be expected to have a material adverse effect in respect of the Company's business, operations, properties, assets, condition (financial or otherwise), results, plans or strategies.

          "Material Contract" means, in addition to the Contracts set forth on
           -----------------
     Schedule 2.12(a), any Contract that is not terminable without penalty within twelve (12) months and contains obligations in excess of $100,000 per year.

          "Occurrence" means any accident, happening or event which occurs or
           ----------
     has occurred at any time prior to the Closing Date, which results in or could result in a claim against the Company or creates or could create a liability or loss for the Company.

          "Order" means any decree, judgment, award, order, injunction, rule,
           -----
     consent of or by an Authority.

          "Person" means any corporation, partnership, joint venture,
           ------
     organization, entity, Authority or natural person.

          "Proceeds" means, with respect to the VA Job, all amounts received by
           --------
     the Company in excess of the Estimated Costs to Complete (as such term is defined in the Management Agreement).

          "Proprietary Rights" means any patent, patent application, copyright,
           ------------------
     trademark, trade name, service mark, service name, trade secret, know-how, confidential information or other intellectual property or proprietary rights.

          "Regulation" means any law, statute, rule, regulation, ordinance,
           ----------
     requirement, announcement or other binding action of or by an Authority.

     12.4     Notices.  All  notices, requests, demands and other communications
              -------
required when delivered by hand or mailed, first class certified mail with postage paid or by overnight receipted courier service:

          (a) If to Seller or the Company, to Preferred Employers Holdings, Inc., located at 10800 Biscayne Boulevard, Miami, FL 33161, attention Donald J. Bezahler, Esq., Email: dbezahler@pegi.net, and to H.I.G. Viasys, Inc., located at 1001 Brickell Bay Drive, Suite 2708, Miami FL 33131, attention Douglas Berman or to such other person or address as Seller shall furnish by notice to Purchaser in writing.

          (b) If to Purchaser, to Charys Holding Company, Inc., a Delaware corporation located at 1117 Perimeter Center West, Suite N415, Atlanta, GA 30338, attention Billy V. Ray CEO with a copy to: Michael Brenner, Esq., 1643 North Harrison Parkway, Sunrise Florida 33323, Email: mikebrenner@mtgsi.com,
Email: mbrenner@beanstalketworks.com, (o) 954 838 6251, (c) 954 294 7781, (f) 954 862 6744 or to such other person or address as Purchaser shall furnish by notice to Seller in writing.

     12.5     Assignment.  This Agreement and all of the provisions hereof shall
              ----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that Purchaser may assign its rights, interests and obligations hereunder to an Affiliate, which to the reasonable satisfaction of Seller, has the ability to comply with the financial obligations of Purchaser hereunder, and may grant Liens or security interests in respect of its rights and interests hereunder without the prior approval of Seller or the Company.

     12.6     Governing  Law.  The  Agreement  shall be governed by the internal
              --------------
laws of the State of Florida as to all matters, including but not limited to matters of validity, construction, effect and performance.

     12.7     Counterparts.  This  Agreement  may  be  executed  in  two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12.8     Headings.  The  article  and  section  headings  contained in this
              --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.9     Binding  Effect.  This  Agreement  shall not be construed so as to
              ---------------
confer any right or benefit upon any Person other than the signatories to this Agreement and each of their respective successors and permitted assigns.

     12.10     Injunctive Relief.  The parties hereto agree that in the event of
               -----------------
a breach of any provision of this Agreement, the aggrieved party or parties may be without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party or parties may elect to institute and prosecute proceedings in any court of competent jurisdiction located in Miami-Dade County, Florida to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

     12.11     Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any party hereto, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the party of any party hereto of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     12.12     Severability.  Unless otherwise provided herein, if any provision
               ------------
of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby.

     12.13     Expenses.  Purchaser  shall  bear  its  own  expenses,  including
               --------
without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby. The Company on behalf of Seller shall bear its own and Seller's expenses, including without limitation, legal fees and expenses, with respect to this Agreement and the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement the date first hereinabove set forth.


CHARYS HOLDING COMPANY, INC.


------------------------------------------
Billy V. Ray, Jr., Chief Executive Officer

AGREED AND ACCEPTED BY:


New Viasys Holdings, LLC

By:
     -----------------------------
     Mel Harris, Manager

By:
     -----------------------------
     Douglas Berman, Manager

Viasys Network Services, Inc.

By:
     -----------------------------
Its (Vice) President
Date:

Viasys Services, Inc.

By:
     -----------------------------
Its (Vice) President
Date:

                             SCHEDULES AND EXHIBITS


Schedule 1.1        Capital Stock                                          S
Schedule 1.3        Unaudited Net Assets                                   S
Schedule 1.3(a)     VA Job                                                 S
Schedule 1.3.1      Note                                                   S
Schedule 1.3.1(a)   Collateral Securing the Note                           S
Schedule 1.31(b)    Security Agreement                                     S
Schedule 1.3.2      Escrow Agreement                                       S
Schedule 1.5        Earn Out                                               S
Schedule 2.1(a)     Jurisdictions of Qualification                         S
Schedule 2.1(b)     The Company's Charter and Bylaw                        S
Schedule 2.2        Seller's and the Company's Subsidiaries                S
Schedule 2.3        Capital Stock                                          S
Schedule 2.5        Title to Stock                                         S
Schedule 2.8        Violations                                             S
Schedule 2.9(a)(1)  Financial Statements                                   S
Schedule 2.9(a)(2)  Exceptions to GAAP                                     S
Schedule 2.9(b)     Undisclosed Liabilities                                S
Schedule 2.11       Absence of Certain Changes                             S
Schedule 2.12(a)    Contracts                                              S
Schedule 2.12(b)    Defaults and Breaches Under Contracts; Claims          S
Schedule 2.14(b)    Leases                                                 S
Schedule 2.16       Taxes                                                  S
Schedule 2.20       Banks, Brokers and Proxies, Account Statements         S
Schedule 2.22       Environmental Matters                                  S
Schedule 2.24       Affiliated Transactions                                S
Schedule 2.25       Insurance                                              S
Schedule 2.26       Disclosure                                             S
Schedule 3.3        Purchaser's Violations                                 P
Schedule 3.4        Governmental Consents                                  P
Schedule 6.2        Affiliates Not Party to the Non-Competition Agreement  S
Schedule 11.2(d)    Apportioned Litigation                                 S
Exhibit 7.1         Seller's Officer's Certificate                         S
Exhibit 7.3         Opinion of Counsel                                     P
Exhibit 7.12        Secretary's Certificate                                S
Exhibit 7.17        Form of VA Job Management Agreement                    S
Exhibit 8.1         Purchaser's Officer's Certificate                      P


BRMFS1 629621v8

                                TABLE OF CONTENTS


ARTICLE 1
PURCHASE OF STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  1.1       Purchase and Sale . . . . . . . . . . . . . . . . . . . . . . .  1
  1.2       Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
  1.3       Base Purchase Price . . . . . . . . . . . . . . . . . . . . . .  1
  1.4       First Adjustment to Base Purchase Price . . . . . . . . . . . .  2
  1.5       Second Adjustment to Purchase Price . . . . . . . . . . . . . .  2
  1.6       Additional Consideration. . . . . . . . . . . . . . . . . . . .  2
ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SELLER. . . . . . . . . . . . . . . . . .  3
  2.1       Organization, etc . . . . . . . . . . . . . . . . . . . . . . .  3
  2.2       Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . .  3
  2.3       Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . .  3
  2.4       Corporate Record Books. . . . . . . . . . . . . . . . . . . . .  3
  2.5       Title to Stock. . . . . . . . . . . . . . . . . . . . . . . . .  3
  2.6       Options and Rights. . . . . . . . . . . . . . . . . . . . . . .  4
  2.7       Authorization, etc. . . . . . . . . . . . . . . . . . . . . . .  4
  2.8       No Violation. . . . . . . . . . . . . . . . . . . . . . . . . .  4
  2.9       Financial Statements. . . . . . . . . . . . . . . . . . . . . .  4
  2.10      Employees . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  2.11      Absence of Certain Changes. . . . . . . . . . . . . . . . . . .  5
  2.12      Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  2.13      True and Complete Copies. . . . . . . . . . . . . . . . . . . .  7
  2.14      Title and Related Matters . . . . . . . . . . . . . . . . . . .  7
  2.15      Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . .  8
  2.16      Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . .  8
  2.17      Compliance with Law and Applicable Government Regulations . . .  9
  2.18      ERISA and Related Matters . . . . . . . . . . . . . . . . . . . 10
  2.19      Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
  2.20      Banks, Brokers and Proxies. . . . . . . . . . . . . . . . . . . 10
  2.21      Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
  2.22      Environmental Matters                                           10
  2.23      Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
  2.24      Dealings with Affiliates. . . . . . . . . . . . . . . . . . . . 11
  2.25      Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
  2.26      Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PURCHASER . . . . . . . . . . . . . . . . 12
  3.1       Corporate Organization, etc . . . . . . . . . . . . . . . . . . 12
  3.2       Authorization, etc. . . . . . . . . . . . . . . . . . . . . . . 12
  3.3       No Violation. . . . . . . . . . . . . . . . . . . . . . . . . . 12
  3.4       Governmental Authorities. . . . . . . . . . . . . . . . . . . . 13
  3.5       Charys Shares . . . . . . . . . . . . . . . . . . . . . . . . . 13


                                        i

ARTICLE 4
COVENANTS OF SELLER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  4.1       Regular Course of Business. . . . . . . . . . . . . . . . . . . 13
  4.2       Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  4.3       Capital Changes; Pledges. . . . . . . . . . . . . . . . . . . . 13
  4.4       Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
  4.5       Capital and Other Expenditures. . . . . . . . . . . . . . . . . 14
  4.6       Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
  4.7       Other Commitments . . . . . . . . . . . . . . . . . . . . . . . 14
  4.8       Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
  4.9       Full Access and Disclosure. . . . . . . . . . . . . . . . . . . 14
  4.10      Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
  4.11      Breach of Agreement . . . . . . . . . . . . . . . . . . . . . . 14
ARTICLE 5
COVENANTS OF PURCHASER. . . . . . . . . . . . . . . . . . . . . . . . . . . 14
  5.1       Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . 14
  5.2       Standby Letter of Credit. . . . . . . . . . . . . . . . . . . . 15
  5.3       Payments to Investors . . . . . . . . . . . . . . . . . . . . . 15
  5.4       Continued D & O Insurance Coverage. . . . . . . . . . . . . . . 15
  5.5       Payoff of Credit Agreement. . . . . . . . . . . . . . . . . . . 15
  5.6       Apportionment of Litigation . . . . . . . . . . . . . . . . . . 15
  5.7       Efforts to Remove Seller as a Guarantor . . . . . . . . . . . . 15
  5.8       Conduct of Business . . . . . . . . . . . . . . . . . . . . . . 16
  5.9       Surety Bond . . . . . . . . . . . . . . . . . . . . . . . . . . 16
ARTICLE 6
OTHER AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
  6.1       Agreement to Defend . . . . . . . . . . . . . . . . . . . . . . 16
  6.2       Non-Competition . . . . . . . . . . . . . . . . . . . . . . . . 16
  6.3       Further Assurances. . . . . . . . . . . . . . . . . . . . . . . 16
  6.4       Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
  6.5       No Solicitation or Negotiation. . . . . . . . . . . . . . . . . 17
  6.6       Deliveries After Closing. . . . . . . . . . . . . . . . . . . . 17
ARTICLE 7
CONDITIONS TO THE OBLIGATIONS OF PURCHASER. . . . . . . . . . . . . . . . . 17
  7.1       Representations and Warranties; Performance . . . . . . . . . . 17
  7.2       Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
  7.3       Opinion of Seller's Counsel . . . . . . . . . . . . . . . . . . 17
  7.4       No Material Adverse Change. . . . . . . . . . . . . . . . . . . 17
  7.5       No Proceeding or Litigation . . . . . . . . . . . . . . . . . . 18
  7.6       Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
  7.7       Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
  7.8       Non-Competition Agreement . . . . . . . . . . . . . . . . . . . 18
  7.9       Accounting Certificates . . . . . . . . . . . . . . . . . . . . 18
  7.10      Condition of Assets . . . . . . . . . . . . . . . . . . . . . . 18
  7.11      Proceedings and Documents . . . . . . . . . . . . . . . . . . . 18
  7.12      Secretary's Certificate . . . . . . . . . . . . . . . . . . . . 18


                                       ii

  7.13      Certificates of Good Standing . . . . . . . . . . . . . . . . . 18
  7.14      Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
  7.15      Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  7.16      Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  7.17      Management Agreement. . . . . . . . . . . . . . . . . . . . . . 19
  7.18      Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  7.19      Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  7.20      Other Documents . . . . . . . . . . . . . . . . . . . . . . . . 19
ARTICLE 8
CONDITIONS TO THE OBLIGATIONS OF SELLER . . . . . . . . . . . . . . . . . . 19
  8.1       Representations and Warranties; Performance . . . . . . . . . . 19
  8.2       Consents and Approvals. . . . . . . . . . . . . . . . . . . . . 19
  8.3       No Proceeding or Litigation . . . . . . . . . . . . . . . . . . 19
ARTICLE 9
CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
  9.1       Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
  9.2       Intervening Litigation. . . . . . . . . . . . . . . . . . . . . 20
ARTICLE 10
TERMINATION AND ABANDONMENT . . . . . . . . . . . . . . . . . . . . . . . . 20
  10.1      Methods of Termination. . . . . . . . . . . . . . . . . . . . . 20
  10.2      Procedure Upon Termination. . . . . . . . . . . . . . . . . . . 20
ARTICLE 11
SURVIVAL OF TERMS; INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . 21
  11.1      Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
  11.2      Indemnification by Seller . . . . . . . . . . . . . . . . . . . 21
  11.3      Limits on Seller's Indemnification Obligations. . . . . . . . . 22
  11.4      Omitted . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
  11.5      Indemnification by Purchaser. . . . . . . . . . . . . . . . . . 23
  11.6      Third-Party Claims. . . . . . . . . . . . . . . . . . . . . . . 23
  11.7      Arbitration . . . . . . . . . . . . . . . . . . . . . . . . . . 24
ARTICLE 12
MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 25
  12.1      Amendment and Modification. . . . . . . . . . . . . . . . . . . 25
  12.2      Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . 25
  12.3      Certain Definitions . . . . . . . . . . . . . . . . . . . . . . 26
  12.4      Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
  12.5      Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . 28
  12.6      Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . 29
  12.7      Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . 29
  12.8      Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
  12.9      Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . 29
  12.10     Injunctive Relief . . . . . . . . . . . . . . . . . . . . . . . 29
  12.11     Delays or Omissions . . . . . . . . . . . . . . . . . . . . . . 29
  12.12     Severability. . . . . . . . . . . . . . . . . . . . . . . . . . 29
  12.13     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . 29

Schedule 1.1

Stock Certificates


Viasys Services Inc.

          Certificate #           Number of Shares        Certificate Holder

               1                       3,750           New Viasys Holdings, LLC

               2                        100            New Viasys Holdings, LLC

               3                        450            New Viasys Holdings, LLC

               4                        100            New Viasys Holdings, LLC
                                  ----------------

Total shares issued and outstanding   4,400


Viasys Network Services, Inc.

               1                        100            New Viasys Holdings, LLC
                                  ----------------

Total shares issued and outstanding     100

Schedule 1.3(a)


Accounts receivable                                 $  384,664
Retention receivable                                   410,382
Costs and estimate earnings in excess of billings    6,788,478
Accounts payable                                    (  351,032)
Billings in excess of costs and estimated earnings  (   26,948)
                                                    -----------

Net assets associated with VA Job                   $7,205,544

                               SECURITY AGREEMENT


     THIS  SECURITY  AGREEMENT  (this  "Agreement")  is  made  this  1st  day of
                                        ---------
November, 2005 among Charys Holding Company, Inc., a Delaware corporation whose principal executive office is located at 1117 Perimeter Center West, Suite N415, Atlanta, GA 30338 ("Charys"), Viasys Network Services Inc., a Florida
                       ------
corporation whose principal executive office is located at 26 Lake Wire Drive, Lakeland, FL 33815 ("VNS"), Viasys Services Inc., a Florida corporation whose
                        ---
principal executive office is located at 26 Lake Wire Drive, Lakeland, FL 33815 ("VSI", and together with Charys and VNS, collectively, "Debtor"), and New
  ---                                                          ------
Viasys Holdings, LLC, a Delaware limited liability company whose principal executive office is located at c/o Preferred Employers Holdings, Inc. 10800 Biscayne Boulevard, Miami, FL 33161 ("Secured Party").
                                           --------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS,  pursuant  to  a  Stock  Purchase  Agreement  (the "Stock Purchase
                                                                  --------------
Agreement")  dated  as  of  the  date  hereof, by and between Charys and Secured
---------
Party, Secured Party is selling, and Charys is buying from Secured Party, all of the issued and outstanding shares of capital stock of VNS and VSI;

     WHEREAS, the Stock Purchase Agreement contains certain obligations, representations, warranties and covenants;

     WHEREAS, pursuant to Section 1.3.1 of the Stock Purchase Agreement, a portion of the Base Purchase Price paid to Secured Party in consideration of the Shares is a subordinated secured promissory note in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND Dollars and 00/100 ($3,500,000) (the "Promissory Note");
       ----------------

     WHEREAS, Debtor has agreed to grant to Secured Party a continuing subordinated security interest in the Collateral (as defined below) as security for the Obligations (as defined below).

     NOW, THEREFORE, in consideration of the mutual promises and the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

     1.     Grant of Security Interest.  As collateral security for the prompt
            --------------------------
and complete payment and performance when due of the unpaid principal of and interest on the Promissory Note, and any liabilities for breach(es) of any representation, warranty, covenant, and/or agreement hereunder or under the Stock Purchase Agreement, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Promissory Note, the Stock Purchase Agreement, or any other document or instrument made, delivered or given in connection therewith, for the benefit of Debtor, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (collectively, the "Obligations"), Debtor hereby grants to
                                          -----------

Secured Party a continuing subordinated security interest in the Collateral described in Section 2 hereof, subordinate only to a lien in the amount of $2,200,000 being contemporaneously given to Highgate House Funds, Ltd., a Cayman Islands company ("Highgate").
                  --------

     2.     Description of Collateral.  The collateral for this Agreement
            -------------------------
(collectively, the "Collateral") is all of Debtor's right, title and interest in
                    ----------
and to (i) that certain Facilities Maintenance Agreement, dated as of January 27, 1992, and as amended as of November 2, 2005, between Georgia Electric Company (n/k/a VSI) and Cooper Tire & Rubber Co.; (ii) gross revenues and receipts, money, securities and all proceeds derived from such contract; (iii) all claims of VSI against Cooper Tire & Rubber Co. relating to or arising out of such contract; (iv) all of the issued and outstanding shares of capital stock of each of VSI and VNS (the "Shares") together with the certificates, if any,
                           ------
evidencing the Shares, and (v) all moneys, property or securities resulting from a reorganization, reclassification or other similar transaction or otherwise received in exchange for the Shares, and any warrants, rights or options issued to the holder of, or otherwise in respect of, the Shares. The items set forth in subsections (iv) and (v) hereof shall hereinafter be collectively referred to as the "Share Collateral".
        ----------------

     3.     Subordination of Lien.  Notwithstanding anything to the contrary
            ---------------------
contained herein, Secured Party acknowledges and agrees that it (i) is holding the Share Collateral as agent, and on behalf of, Highgate; (ii) will not take any action with respect to the Share Collateral pursuant to Sections 5, 6(b), or 7 hereof, and (iii) is not entitled to apply any funds as a result of the enforcement of the Collateral, unless and until either Highgate shall have received $2,200,000 from Debtor or any guarantors, or Secured Party shall have received from Highgate reasonable written instructions as to the actions to be taken to enforce the security interest granted herein.

     4.     Delivery of Share Collateral.  All certificates or instruments
            ----------------------------
representing or evidencing the Shares (or any of it) shall be delivered to and held by Brown Raysman Millstein Felder & Steiner LLP (the "Escrow Agent"), and
                                                           ------------
shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Escrow Agent and Secured Party. In addition, the Escrow Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Shares for certificates or instruments of smaller or larger denominations.

     5.     Rights of Secured Party With Respect to the Share Collateral.
            ------------------------------------------------------------
Secured Party shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor be under any obligation to take any action whatsoever with regard thereto. Any part or all of the Share Collateral held by the Escrow Agent (after disbursement by the Escrow Agent of the Share Collateral in accordance with Section 6 below), may, if an Event of Default (as defined in Section 11 below) has occurred and is continuing without notice, be transferred into the name of Secured Party or its nominee, and Secured Party or its nominee may thereafter without notice, exercise all rights in respect of the Share Collateral, including the exercise of any and all rights of conversion, exchange, subscription or any other rights, privileges or options in respect of the Share Collateral, as if it were the absolute owner thereof, all without liability except to account for property actually received by Secured Party or its nominee; provided, however, that Secured Party shall not have any duty to exercise any of the foregoing actions, or any liability for failure to do so or delay in so doing.

     6.     Voting Rights; Dividends; Etc.
            -----------------------------

          (a)     Prior to an Event of Default.  So long as no Event of Default
                  ----------------------------
or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

               (i) Debtor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Shares for any purpose not inconsistent with the terms of this Agreement; provided, however, that, Debtor
                                               --------  -------
shall not exercise or refrain from exercising any such right if, in the judgment of Secured Party, such action would have a material adverse effect on the value of the Collateral or any part thereof.

               (ii) Debtor shall be entitled to receive and retain any and all dividends made in respect of the Share Collateral, provided, however, that
                                                       --------  -------
any and all:

                    (A) dividends made or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Share Collateral,

                    (B) dividends and other distributions paid or payable in cash in respect of any Share Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                    (C) cash paid, payable or otherwise distributed as a return of capital in respect of, in redemption of, or in exchange for, any Share Collateral,

shall be, and shall forthwith be delivered to Secured Party to hold as, Collateral and, if received by Debtor, shall be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor, and be forthwith delivered to Secured Party as Collateral in the same form as so received (together with any necessary endorsement).

          (b)     After an Event of Default.  Upon the occurrence and during the
                  -------------------------
continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

               (i) All rights of Debtor to exercise the rights, which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) hereof shall cease.

               (ii) All rights of Debtor to receive the dividends, which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in Secured Party, which shall thereupon have the sole right to receive and hold such distributions as Collateral.

               (iii) All dividends which are received by Debtor contrary to the provisions of Section 6(b)(ii) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (together with any necessary endorsement).

     7.     Disbursement of Share Collateral by Escrow Agent.
            -------------------------------------------------

          (a)     Disbursement In Accordance with Instructions by Secured Party.
                  -------------------------------------------------------------
Upon the occurrence and continuance of an Event of Default, Secured Party shall send written notice to such effect to the Escrow Agent and Debtor specifying in reasonable detail the nature of the Event of Default (the "Secured Party's Claim
                                                           ---------------------
Notice").  The Secured Party's Claim Notice sent to the Escrow Agent shall
------
further include a statement that a copy of the Secured Party's Claim Notice has been sent to Debtor via the same delivery method used for the Escrow Agent. The Escrow Agent shall take no action for a period of fifteen (15) business days (the "Waiting Period") commencing on the date it receives the Secured Party's
      --------------
Claim Notice. Debtor may dispute the Secured Party's Claim Notice during the Waiting Period by sending written notice (the "Debtor's Dispute Notice") setting
                                               -----------------------
forth in reasonable detail the nature of its dispute with the Secured Party's Claim Notice, to both the Escrow Agent and Secured Party. The Debtor's Dispute Notice sent to the Escrow Agent shall further include a statement that a copy of the Debtor's Dispute Notice was sent to Secured Party via the same delivery method used for the Escrow Agent. If upon the expiration of the Waiting Period, the Escrow Agent has not received a Debtor's Dispute Notice, it shall promptly release the Share Collateral to Secured Party. If upon the expiration of the Waiting Period, the Escrow Agent has received a Debtor's Dispute Notice, the Escrow Agent shall continue to hold the Share Collateral until the dispute is resolved, and the Escrow Agent receives an order or instructions in accordance with subsection (c) hereof.

          (b)     Disbursement In Accordance with Instructions by Debtor.  Upon
                  ------------------------------------------------------
the payment and performance in full of the Obligations of Debtor to Secured Party, Debtor will be entitled to the Share Collateral and shall send written notice to such effect to the Escrow Agent and to Secured Party (the "Debtor's
                                                                     --------
Claim Notice"). The Debtor's Claim Notice sent to the Escrow Agent shall further
------------
include a statement that a copy of the Debtor's Claim Notice has been sent to Secured Party via the same delivery method used for the Escrow Agent. The Escrow Agent shall take no action during the Waiting Period commencing on the date it receives the Debtor's Claim Notice. Secured Party may dispute the Debtor's Claim Notice during the Waiting Period by sending written notice (the "Secured Party's Dispute Notice") setting forth in reasonable detail the nature
 ------------------------------
of its dispute with Debtor's Claim Notice, to both the Escrow Agent and Debtor. The Secured Party's Dispute Notice sent to the Escrow Agent shall further include a statement that a copy of the Secured Party's Dispute Notice was sent to Debtor via the same delivery method used for the Escrow Agent. If upon the expiration of the Waiting Period, the Escrow Agent has not received a Secured Party's Dispute Notice it shall promptly release the Share Collateral to Debtor. If upon the expiration of the Waiting Period, the Escrow Agent has received a Secured Party's Dispute Notice, the Escrow Agent shall continue to hold the Share Collateral until the dispute is resolved, and the Escrow Agent receives an order or instructions in accordance with subsection (c) hereof.

          (c)     Dispute.  In the event of any dispute among any of the parties
                  -------
with respect to Sections 7 (a) or (b) above, the Escrow Agent shall not comply with any claims or demands from either Debtor or Secured Party as long as any such dispute may continue, and the Escrow Agent shall make no delivery or other disposition of any portion of the Share Collateral until (i) the Escrow Agent has received a final non-appealable court order from a court of competent jurisdiction directing disposition of the Share Collateral, (ii) the Escrow Agent has received an order of an arbitrator designated in writing jointly by Debtor and Secured Party directing disposition of the Share Collateral, or (iii) the Escrow Agent has received written instructions signed by both Debtor and Secured Party directing disposition of the Share Collateral. If so requested by the Escrow Agent, any court order delivered in accordance with subsection (i) herein shall be accompanied by a legal opinion of counsel to the presenting party satisfactory to the Escrow Agent to the effect that the order is final and non-appealable. Upon receipt of the order or instructions referred to in subsections (i), (ii) or (iii) herein, the Escrow Agent shall deliver the Share Collateral, or portion thereof, as the case may be, in accordance with such order or instructions and shall comply in all respects with such order or instructions.

          (d)     Interpleader.  In the event that any dispute should arise
                  ------------
under Sections 7 (a) or (b) above, or if a proceeding for the determination of a dispute arising under Sections 7 (a) or (b) above is not begun and diligently continued, the Escrow Agent shall be entitled, at the expense of Debtor and Secured Party, to make an ex parte application, or bring any appropriate action, for leave to deposit the Share Collateral with the clerk of any court of competent jurisdiction seeking such determination or such declaratory relief as the Escrow Agent shall deem reasonably necessary under the circumstances, and the parties each hereby irrevocably consent to the entering of an ex parte order pursuant to all applicable laws, rules and procedures of the State of Florida and such court. The Escrow Agent shall be reimbursed by Secured Party and Debtor, for all of the Escrow Agent's reasonable costs and expenses of such action or proceeding, including, without limitation, attorneys' fees and disbursements. Upon making any such ex parte application, the Escrow Agent shall promptly give notice thereof to Secured Party and Debtor.

     8.     Escrow Agent's Liability.  It is expressly understood and agreed by
            ------------------------
the parties that (a) the duties of the Escrow Agent, as herein specifically provided, are purely ministerial in nature; (b) the Escrow Agent shall not be responsible or liable in any manner whatsoever for, or have any duty to inquire into, the sufficiency, correctness, genuineness or validity of the notices it receives hereunder, or the identity, authority or rights of any of the parties;
(c) the Escrow Agent shall have no duties or responsibilities in connection with the Collateral, other than those specifically set forth in this Agreement and applicable law; (d) the Escrow Agent shall not incur any liability in acting upon any signature, written notice, request, waiver, consent, receipt, or any other paper or document believed by the Escrow Agent to be genuine; (e) the Escrow Agent may assume that any person purporting to have authority to give notices on behalf of any of the parties in accordance with the provisions hereof has been duly authorized to do so; (f) the Escrow Agent shall incur no liability whatsoever except for such resulting from its willful misconduct or gross negligence, as long as the Escrow Agent has acted in good faith in the performance of its duties hereunder or in accordance with the advice or opinion of any counsel retained by it; (g) upon the Escrow Agent's performance of its obligations under Section 7 hereof, the Escrow Agent shall be relieved of all liability, responsibility and obligation with respect to the Collateral or arising out of or under this Agreement; and (h) the Escrow Agent does not have any interest in the Collateral deposited hereunder but is serving as the Escrow Agent only and having only possession thereof.

     9.     Covenants of Debtor.  Debtor hereby covenants represents, warrants
            -------------------
and agrees that while any Obligations are outstanding:

          (a) Debtor has and will have good and valid title to the Collateral from time to time owned or acquired by it, free and clear of all liens, encumbrances, pledges and security interests of any kind or nature whatsoever (collectively, "Liens");
                                                           -----

          (b) Debtor will not create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest granted under this Agreement and the lien granted to Highgate;

          (c) Debtor shall not change its name, state of incorporation, type of entity, identity or corporate structure to such an extent that any financing statement filed by Secured Party in connection with this Agreement would become defective or materially misleading. The tax identification number of (i) VNS is 20-2328798, (ii) VSI is 59-2234741, and (iii) Charys is 51-2152284. The state identification number of (i) VNS is P05000012213 (ii) VSI is G09210 and (iii) Charys is 3791748.

          (d) Debtor shall maintain the security interests created by this Agreement and, at no cost or expense to Secured Party, shall defend Debtor's right, title and interest in and to the Collateral, and defend the Collateral against all other claims or demands of any other party and all other liabilities of any nature whatsoever;

          (e) Debtor, at its sole cost and expense, shall execute and deliver, or cause to be duly executed and delivered, financing or continuation statements and such further instruments and documents, and do and cause to be done all such acts and things, as Secured Party may at any time reasonably request to enforce, perfect and protect Secured Party's security interest in the Collateral as herein provided and Secured Party's rights and remedies with respect to the Collateral;

          (f) Debtor shall keep and maintain at all times true and complete books, records and accounts in which complete, true and correct entries shall be made with respect to the Collateral and Debtor's transactions, in accordance with generally accepted accounting principles and normal business practices; Debtor shall permit Secured Party or its representatives to visit and inspect any of the properties of Debtor, to examine Debtor's books of account and other records and files and make copies thereof and to discuss the affairs, business, finances and accounts of Debtor with Debtor's representatives and employees; and Debtor shall make or permit Secured Party to make, upon request, a designation on Debtor's books of account and records of the security interest granted hereunder;

          (g) Debtor shall promptly furnish Secured Party with all information concerning the Collateral, the performance and payment of Debtor's obligations, liabilities and indebtedness hereunder and the business, operations and financial condition of Debtor, as Secured Party may request;

          (h) Debtor shall not take any other action that would have a material adverse effect on the perfection or otherwise impair the security interest created hereby; and

          (i) Debtor shall immediately notify Secured Party of any act, condition, or event, which with the giving of notice or lapse of time, or both, would constitute an Event of Default hereunder.

     10.     Financing Statements and Notice.  Debtor hereby authorizes Secured
             -------------------------------
Party, without
notice to Debtor, to file any financing statements and any amendments thereto or continuations thereof, naming Debtor as grantor and Secured Party as secured party. In order to perfect, maintain or protect its security interest, Secured Party may give notice of its security interest in the Collateral and may deliver a copy of this Agreement to any person.

     11.     Event of Default.  If any or more of the following events (each, an
             ----------------
"Event of Default") shall occur:
 ----------------

          (a) any breach, failure or violation by Debtor in the payment or performance of any of Debtor's obligations, covenants or warranties under this Agreement, and such breach, failure or violation continues uncorrected for a period of three (3) days after receipt by Debtor of a written notice thereof from Secured Party to Debtor; or

          (b)     an event of default as defined in the Promissory Note.

     12.     Secured Party's Rights and Remedies.
             ------------------------------------

          (a) Upon notice to Debtor, Secured Party may at any reasonable time and from time to time enter upon the premises where the Collateral is located and inspect such Collateral, and Debtor shall assist Secured Party in any way requested by Secured Party to make any such inspection.

          (b) Upon the occurrence of an Event of Default, in addition to all other rights and remedies provided hereunder, Secured Party shall have and may exercise all of the rights and remedies provided by the Uniform Commercial Code in effect in the State of Florida at the date of the execution of this Agreement, and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement, including without limitation the right to enter any premises where any Collateral is located and take possession of the same without demand or notice and without prior judicial hearing or legal proceedings, which Debtor hereby expressly waives, and to sell all or any portion of the Collateral at public or private sale without prior notice to Debtor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice) at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Secured Party in its sole discretion may determine. Upon any such sale of any of the Collateral, Secured Party may purchase all or any of the Collateral being sold, free from any equity or right of redemption. Secured Party shall apply the proceeds of any such sale and any proceeds received by Secured Party to the Obligations. If such proceeds are insufficient to pay the amounts required by law, Debtor shall be liable for any deficiency in the amount so realized from the Collateral.

          (c) In addition, in any such event, Debtor shall promptly upon demand by Secured Party assemble its Collateral and make it available to Secured Party at the chief executive office of Debtor. The right of Secured Party under this Section to have the Collateral assembled and made available to it is of the essence of this Agreement and Secured Party may, at its election, enforce such right by an action in equity for specific performance.

          (d) Debtor, to the extent that it has any right, title or interest in any of the Collateral, waives and releases any right to require Secured Party to collect any of the Obligations from any other of the Collateral under any theory of marshalling of assets, or otherwise, and specifically authorizes Secured Party to apply any of the Collateral against any of the Obligations in any manner that Secured Party may determine.

     13.     Remedies Cumulative and not Waivable.  The rights and remedies of
             ------------------------------------
Secured Party herein expressly specified are cumulative and not exclusive of other contractual, common law or statutory rights and remedies which Secured Party may have. Secured Party shall be under no duty to exercise or withhold the exercise of any of its rights and remedies provided hereunder or otherwise. No omission or delay by Secured Party in exercising any such right or remedy fully shall operate as a waiver, or a partial waiver, of any such right or remedy; nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof or the exercise of any other right or remedy.

     14.     Other Provisions.
             -----------------

          (a) The provisions of this Agreement may from time to time be waived, modified or amended only as provided by a writing signed by each of the parties hereto.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (c) The headings of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

          (d) This Agreement, together with the Promissory Note and the Stock Purchase Agreement, constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings with respect thereto in their entirety.

          (e) The provisions of this Agreement shall be deemed severable, so that if any provision hereof is declared invalid under the laws of any state where it is in effect or of the United States, all other provisions of this Agreement shall continue in full force and effect.

          (f) The security interest granted herein shall terminate when all the Obligations have been fully paid and performed.

          (g) This Agreement shall be construed in accordance with, and governed by, the laws of the State of Florida as to all matters, including but not limited to matters of validity, construction, effect and performance.

          (h) This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

     15.     Notices.
             --------

          (a) Unless expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered or
(ii) if mailed, registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent or (iii) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent.

          (b) If to Debtor, c/o Charys Holding Company, Inc., located at 1117 Perimeter Center West, Suite N415, Atlanta, GA 30338, attention Billy V. Ray, CEO, with a copy to Michael Brenner, Esq., 643 North Harrison Parkway, Sunrise, FL 33323, Email: mikebrenner@mtgsi.com, Email: mbrenner@beanstalketworks.com, (office) 954 838 6251, (cell) 954 294 7781, (fax) 954 862 6744, or to such other person or address as Debtor shall furnish by notice to Secured Party in writing.

          (c) If to Secured Party, to Preferred Employers Holdings, Inc., located at 10800 Biscayne Boulevard, Miami, FL 33161, attention Donald J. Bezahler, Esq., Email: dbezahler@pegi.net, and to H.I.G. Viasys, Inc., located at 1001 Brickell Bay Drive, Suite 2708, Miami FL 33131, attention Douglas Berman, or to such other person or address as Secured Party shall furnish by notice to Debtor in writing.

          (d) If to Escrow Agent, Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022. Attention: Anne E. Pitter, Esq., Facsimile No.: (212) 895-2900.

     16.     Waiver of Conflict.  Notwithstanding anything contained herein to
             ------------------
the contrary, Secured Party and Debtor expressly acknowledge that Brown Raysman Millstein Felder & Steiner LLP is presently serving as counsel to Secured Party. Secured Party and Debtor each hereby expressly waives any conflict of interest that may arise as a result of the Escrow Agent acting as the Escrow Agent hereunder and continuing to act as counsel for Secured Party. Without limiting the foregoing waiver, Secured Party and Debtor agree that neither the Escrow Agent's services as Escrow Agent hereunder nor any provision hereof, either express or implied, shall restrict or inhibit the Escrow Agent in any way from representing Secured Party or any of its affiliates in any action, proceeding, claim, litigation, dispute, controversy, arbitration, suit or negotiation arising under this Agreement, or under any other agreement or in any manner or context whatsoever, whether or not, directly or indirectly, involving Debtor or any of its affiliates.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Security Agreement as of the day and year first above written.



DEBTOR:

CHARYS HOLDING COMPANY, INC.

By:
     --------------------------------
     Name:   Billy V. Ray, Jr.
     Title:  Chief Executive Officer

VIASYS NETWORK SERVICES, INC.

By:
   ----------------------------------
   Its (Vice) President

VIASYS SERVICES, INC.

By:
   ----------------------------------
   Its (Vice) President


SECURED PARTY:

NEW VIASYS HOLDINGS, LLC

By:
     --------------------------------
         Mel Harris, Manager

By:
     --------------------------------
         Douglas Berman, Manager



By its execution below, the Escrow Agent agrees to be bound by the terms of this
Agreement:

AGREED TO AND ACCEPTED BY:

BROWN RAYSMAN MILLSTEIN FELDER & STEINER LLP

By:
   ----------------------------------
     Anne E. Pitter, Partner

                                ESCROW AGREEMENT
                                ----------------


          This ESCROW AGREEMENT (the "Agreement"), dated as of November 1, 2005,
                                      ---------
is by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation located at 1117 Perimeter Center West, Suite N415, Atlanta, GA 30338 ("Purchaser"), NEW
                                                            ---------
VIASYS HOLDINGS, LLC, a Delaware limited liability company located at c/o Preferred Employers Holdings, Inc. 10800 Biscayne Boulevard, Miami, FL 33161 ("Seller") and BROWN RAYSMAN MILLSTEIN FELDER & STEINER LLP (the "Escrow
  ------                                                          ------
Agent"), pursuant to that certain Stock Purchase Agreement dated as of November
-----
1, 2005 (the "Stock Purchase Agreement"), by and between Seller and Purchaser.
              ------------------------


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to Section 1.3.2 of the Stock Purchase Agreement, Seller and Purchaser have agreed that shares of common stock of Purchaser having a Market Price of five hundred thousand dollars ($500,000) (the "Escrow Shares")
                                                                 -------------
shall be retained in escrow with the Escrow Agent, as security for Purchaser's covenants and other obligations contained in the Stock Purchase Agreement, including, without limitation, the timely payment in full of the Note; and

          WHEREAS, the Escrow Agent has agreed to serve as escrow agent hereunder in accordance with the terms and conditions set forth herein; and

          WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Stock Purchase Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

          1.   ESCROW DEPOSIT
               --------------

               1.1     Deposit into Escrow.  On the date hereof, Purchaser has
                       -------------------
deposited with the Escrow Agent stock certificate number _________ for _________ shares of Purchaser, together with stock powers duly executed in blank sufficient to transfer all the Escrow Shares.

          2.   DISPOSITION OF ESCROW SHARES
               ----------------------------

               2.1     Disposition of Escrow Shares to Purchaser.  Upon receipt
                       -----------------------------------------
of written notice from Seller that it has received full payment of all amounts due on the Note, the Escrow Agent shall transfer the Escrow Shares and other instruments deposited in escrow to Purchaser.

               2.2     Disposition of Escrow  Shares to Seller.  Upon receipt of
                       ---------------------------------------
written notice from Seller that Purchaser has breached any of its covenants and other obligations contained in the Stock Purchase Agreement, including, without limitation, the timely payment of any and all amounts due under the Note, Seller shall send written notice to such effect to the

Escrow Agent and Purchaser specifying in reasonable detail the nature of its claim (the "Seller's Claim Notice"). The Seller's Claim Notice sent to the
            ---------------------
Escrow Agent shall further include a statement that a copy of the Seller's Claim Notice has been sent to Purchaser via the same delivery method used for the Escrow Agent. The Escrow Agent shall take no action for a period of fifteen
(15) business days (the "Waiting Period") commencing on the date it receives the
                         --------------
Seller's Claim Notice. Purchaser may dispute the Seller's Claim Notice during the Waiting Period by sending written notice (the "Purchaser's Dispute Notice")
                                                   --------------------------
setting forth in reasonable detail the nature of its dispute with the Seller's Claim Notice, to both the Escrow Agent and Seller. The Purchaser's Dispute Notice sent to the Escrow Agent shall further include a statement that a copy of the Purchaser's Dispute Notice was sent to Seller via the same delivery method used for the Escrow Agent. If upon the expiration of the Waiting Period, the Escrow Agent has not received a Purchaser's Dispute Notice, it shall promptly release to Seller the number of Escrow Shares, having a Market Price (as such term is defined in the Stock Purchase Agreement) equal to the amount set forth in the Seller's Claim Notice as determined on the day such Escrow Shares are being released to Seller. If upon the expiration of the Waiting Period, the Escrow Agent has received a Purchaser's Dispute Notice, the Escrow Agent shall continue to hold the Escrow Shares until the dispute is resolved, and the Escrow Agent receives an order or instructions in accordance with Section 2.3 hereof.
                                                           -----------

               2.3     Dispute.  In the event of any dispute among any of the
                       -------
parties to this Agreement pursuant to Section 2.1 and Section 2.2 above, the
                                      -----------     -----------
Escrow Agent shall not comply with any claims or demands from either Purchaser or Seller as long as any such dispute may continue, and the Escrow Agent shall make no delivery or other disposition of any portion of the Escrow Shares until
(a) the Escrow Agent has received an order of an arbitrator designated pursuant to Section 11.7 of the Stock Purchase Agreement directing disposition of the Escrow Shares, or (b) the Escrow Agent has received written instructions signed by both Purchaser and Seller directing disposition of the Escrow Shares. Upon receipt of the order or instructions referred to in subsections (a) or (b) herein, the Escrow Agent shall deliver the Escrow Shares, or portion thereof, as the case may be, in accordance with such order or instructions and shall comply in all respects with such order or instructions.

               2.4     Interpleader.  In the event that any dispute should arise
                       ------------
hereunder, or if a proceeding for the determination of a dispute arising under
Section 2.1 or Section 2.2 above is not begun and diligently continued, the
-----------    -----------
Escrow Agent shall be entitled, at the expense of Purchaser and Seller, to make an ex parte application, or bring any appropriate action, for leave to deposit the Escrow Shares with the clerk of any court of competent jurisdiction seeking such determination or such declaratory relief as the Escrow Agent shall deem reasonably necessary under the circumstances, and the parties each hereby irrevocably consent to the entering of an ex parte order pursuant to all applicable laws, rules and procedures of the State of New York and such court. The Escrow Agent shall be reimbursed by Seller and Purchaser, for all of the Escrow Agent's reasonable costs and expenses of such action or proceeding, including, without limitation, attorneys' fees and disbursements. Upon making any such ex parte application, the Escrow Agent shall promptly give notice thereof to Seller and Purchaser.

               2.5     Disposition of the Escrow Shares in Accordance with Joint
                       ---------------------------------------------------------
Instructions or an Order.  If at any time the Escrow Agent receives (a) joint
------------------------
instructions signed by both Purchaser and Seller regarding disposition of the Escrow Shares, or (b) an order of an arbitrator designated in writing jointly by Purchaser and Seller regarding disposition of the Escrow Shares, the Escrow Agent shall distribute the Escrow Shares in accordance with, and shall otherwise comply with, such instructions or order.

          3.   ESCROW AGENT
               ------------

               3.1     Appointment and Duties.  Purchaser and Seller hereby
                       ----------------------
appoint the Escrow Agent to serve hereunder, and the Escrow Agent hereby accepts such appointment and agrees to perform, in accordance with the terms and provisions of this Agreement, all duties which are expressly imposed upon the Escrow Agent by this Agreement.

               3.2     Compensation.  The Escrow Agent shall receive no
                       ------------
additional compensation for serving as escrow agent hereunder, except (a) as set forth in Section 3.3 below, (b) if a dispute arises, or threatens to arise, as
         -----------
to the Escrow Agent's duties or obligations hereunder, or (c) if a dispute arises relating to this Agreement. In the event of the occurrence of a dispute under subsections (b) or (c) above, the Escrow Agent shall be entitled to reimbursement of all of its reasonable costs and expenses, including consulting with outside counsel.

               3.3     Indemnification.  Both Seller and Purchaser, jointly and
                       ---------------
severally, agree to indemnify and hold the Escrow Agent and its directors, officers, partners, agents and employees (collectively, the "Indemnitees")
                                                             -----------
harmless from and against any and all claims, liabilities, obligations, losses, damages, fines, encumbrances, penalties, costs and expenses, including reasonable out-of-pocket and incidental expenses and reasonable legal fees and expenses (including, without limitation, the fees and expenses of outside counsel) ("Losses") that may be imposed on, incurred by or asserted against the
           ------
Indemnitees or any of them (i) for following any instructions or other directions upon which they are authorized to rely pursuant to the terms of this Agreement or (ii) in connection with or arising out of the Escrow Agent's performance under this Agreement in accordance with the terms hereof, provided, with respect to either (i) or (ii), that the Losses shall not have resulted from the Indemnitees' or any Indemnitee's gross negligence, bad faith or willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Promptly upon the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against any of the other parties hereto, notify such other party or parties in writing. Any Losses, as between Purchaser and Seller shall be borne one-half by Purchaser and one-half by Seller; provided, that any Losses incurred by the Escrow Agent as a result of participating in any proceeding brought by Purchaser against Seller, or by Seller against Purchaser, shall be paid by the substantially losing party or the party against which an order or award is rendered in such proceeding, as the case may be. Nothing in this
Section 3.3 shall constitute a waiver of any claim which Purchaser, on the one hand, or Seller, on the other hand, may have against the other party hereto for contribution arising from its joint obligation with the other to hold the Escrow Agent harmless hereunder.

               3.4     Resignation.  The Escrow Agent may resign at any time
                       -----------
upon giving the other parties hereto thirty (30) days' prior written notice to that effect. In such event, the successor escrow agent for purposes hereof ("Successor") shall be such
                                                 ---------
person, firm or corporation on which Purchaser and Seller shall agree. As soon as practicable after its resignation, the Escrow Agent shall turn over to the Successor so appointed all monies, property and records held hereunder upon presentation of the document appointing the Successor and the Successor's acceptance of such appointment and of the terms and conditions of this Agreement. It is understood and agreed that no resignation by the Escrow Agent shall be effective until a Successor is appointed and expressly consents to the terms and conditions of this Agreement; provided, that if no Successor is appointed and acting hereunder within thirty (30) days after the Escrow Agent gives notice of its resignation, the Escrow Agent shall be entitled to interplead the Escrow Shares in accordance with Section 2.4 hereof. Upon the
                                                -----------
Escrow Agent's release of all monies, property and records held hereunder to a Successor or to a court of competent jurisdiction in accordance with Section 2.4
                                                                     -----------
above, the Escrow Agent's duties and obligations under this Agreement shall be terminated and the Escrow Agent shall be deemed to have been released from any and all claims relating to its performance hereunder.

               3.5     Waiver of Conflict.  Notwithstanding anything contained
                       ------------------
herein to the contrary, Seller and Purchaser expressly acknowledge that Brown Raysman Millstein Felder & Steiner LLP is presently serving as counsel to Seller. Seller and Purchaser each hereby expressly waives any conflict of interest that may arise as a result of the Escrow Agent acting as the Escrow Agent hereunder and continuing to act as counsel for Seller. Without limiting the foregoing waiver, Purchaser and Seller agree that neither the Escrow Agent's services as Escrow Agent hereunder nor any provision hereof, either express or implied, shall restrict or inhibit the Escrow Agent in any way from representing Seller or any of its affiliates in any action, proceeding, claim, litigation, dispute, controversy, arbitration, suit or negotiation arising under this Agreement, the Stock Purchase Agreement or the transactions contemplated thereby, or under any other agreement or in any manner or context whatsoever, whether or not, directly or indirectly, involving Purchaser or any of its affiliates.

          4.   LIMITED OBLIGATIONS AND LIABILITIES
               -----------------------------------

               4.1     Limitations.
                       -----------

                       (a) It is expressly understood and agreed by the parties that (i) the duties of the Escrow Agent, as herein specifically provided, are purely ministerial in nature; (ii) the Escrow Agent shall not have any duty to deposit the Escrow Shares except as provided herein, (iii) the Escrow Agent shall not be responsible or liable in any manner whatsoever for, or have any duty to inquire into, the sufficiency, correctness, genuineness or validity of the notices it receives hereunder, or the identity, authority or rights of any of the parties; (iv) the Escrow Agent shall have no duties or responsibilities in connection with the Escrow Shares, other than those specifically set forth in this Agreement and applicable law; (v) the Escrow Agent shall not incur any liability in acting upon any signature, written notice, request, waiver, consent, receipt, or any other paper or document believed by the Escrow Agent to be genuine; (vi) the Escrow Agent may assume that any person purporting to have authority to give notices on behalf of any of the parties in accordance with the provisions hereof has been duly authorized to do so; (vii) the Escrow Agent shall incur no liability whatsoever except for such resulting from its willful misconduct or gross negligence, as long as the Escrow Agent has acted in good faith in the performance of its duties hereunder or in accordance with the advice or opinion of any counsel retained by it; and (viii) upon the Escrow Agent's performance of its obligations under Article 2 hereof, the Escrow Agent shall be relieved of all
                  ---------
liability, responsibility and obligation with respect to the Escrow Shares or arising out of or under this Agreement.

                       (b) The Escrow Agent shall have the authority to distribute the Escrow Shares in accordance with Article 2 hereof, without the
                                                ---------
obligation to make any further inquiries of Purchaser and/or Seller. The Escrow Agent may consult with outside counsel, accountants and other skilled persons to be selected and retained by it (including any partner or associate of Escrow Agent if Escrow Agent is a law firm) and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                       (c) The Escrow Agent shall not be under any obligation to take any legal action in connection with this Agreement or towards its enforcement or performance, or to appear in, prosecute or defend any action or legal proceeding, or to file any return, or pay or withhold any income or other tax payable with respect to the Escrow Shares or the distribution thereof, any payment of or in respect of which shall constitute a Loss under Section 3.3
                                                                -----------
above, and the parties agree to provide to the Escrow Agent such information and documentation as the Escrow Agent may reasonably request in connection therewith.

                       (d) The Escrow Agent does not have any interest in the Escrow Shares deposited hereunder but is serving as Escrow Agent only and having only possession thereof.

                       (e) None of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

               4.2     Collateral Agreements.  The Escrow Agent shall not be
                       ---------------------
bound in any way by any contract or agreement (other than any amendments to this Agreement) between the other parties hereto, regardless of whether the Escrow Agent has knowledge of any such contract or agreement or of its terms or conditions.

          5.   TERMINATION
               -----------

               5.1     Termination.  This Agreement shall be terminated only (a)
                       -----------
upon distribution of all the Escrow Shares in accordance with the terms hereof,
(b) by written mutual consent signed by all of the parties hereto, (c) upon deposit of the Escrow Shares with a court of competent jurisdiction in accordance with Section 2.4 hereof, or (d) upon the Escrow Agent's release of
                -----------
the Escrow Shares to a Successor.  The provisions of Sections 2.4, 3.3, 3.5,
                                                              --------------
4.1(d) and 6.1 shall survive any termination of this Agreement and the
--------------
resignation or removal of the Escrow Agent for any reason.

          6.   MISCELLANEOUS PROVISIONS
               ------------------------

               6.1     Applicable Law.  This Agreement shall be governed by and
                       --------------
construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of law rules.

               6.2     Entire Agreement.  This Agreement contains the entire
                       ----------------
understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, conveyances or undertakings other than those expressly set forth herein.

               6.3     Waivers and Amendments; Non-Contractual Remedies;
                       -------------------------------------------------
Preservation of Remedies.  This Agreement may be amended, superseded, cancelled,
------------------------
renewed or extended only by a written instrument signed by Purchaser, Seller and the Escrow Agent. The provisions hereof may be waived only in writing by the party to be charged therewith. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

               6.4     Assignment.
                       ----------

                       (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and permitted assigns; provided, however, that no party may assign its rights and obligations hereunder without the prior written consent of the others; except that in the event that a Successor is appointed pursuant to Section 3.4 hereof,
                                                            -----------
upon written instructions by Seller and Purchaser, the Escrow Agent shall assign its rights, interests and obligations hereunder to such Successor.

                       (b) Any partnership or other similar entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any partnership, corporation or other similar entity resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any partnership, corporation or other similar entity succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

               6.5     Expenses.  Except as otherwise expressly provided herein,
                       --------
each party shall bear its own expenses incident to this Agreement and the transactions contemplated hereby, including without limitation, all fees of counsel, accountants and consultants.

               6.6     Notices.
                       -------

                       (a) All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be delivered personally by hand, by facsimile, by email or by nationally recognized private courier or mailed by registered or certified mail postage prepaid, as follows:

                       (i)    if to Seller to:

                       Preferred Employers Holdings, Inc.
                       10800 Biscayne Boulevard
                       Miami, FL 33161
                       Attn.: Donald J. Bezahler, Esq.
                       Email: dbezahler@pegi.net

                      and to:

                      H.I.G. Viasys, Inc.
                      1001 Brickell Bay Drive
                      Suite 2708
                      Miami, FL 33131
                      Attn.: Douglas Berman

                      (ii)    if to Purchaser to:

                      Charys Holding Company, Inc.
                      1117 Perimeter Center West
                      Suite N415
                      Atlanta, GA 30338
                      Attn.: Billy V. Ray, CEO

                      with a copy to:

                      Michael Brenner, Esq.
                      643 North Harrison Parkway
                      Sunrise, FL 33323
                      Email: mikebrenner@mtgsi.com
                      Email: mbrenner@beanstalketworks.com
                      (Office) (954) 838 6251
                      (Cell) (954) 294 7781
                      (Fax) (954) 862 6744

                      (iii)   if to the Escrow Agent to:

                      Brown Raysman Millstein Felder & Steiner LLP
                      900 Third Avenue
                      New York, New York 10022

                      Facsimile:  (212) 895-2900
                      Attn.:  Anne E. Pitter, Esq.

                       (b) Each such notice or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in Section 6.6(a) (with confirmation of transmission)
                              --------------
or (ii) if given by any other means, when received or rejected at the address and/or email address specified in Section 6.6(a). Any party by notice given in
                                  --------------
accordance with this Section 6.6 to the other party may designate another
                     -----------
address (or facsimile number) or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

               6.7     Headings.  The headings of the Sections of this Agreement
                       --------
are inserted for convenience only and shall not constitute a part hereof.

               6.8     Counterparts; Facsimile Signatures.  This Agreement may
                       ----------------------------------
be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties agree that they may rely upon facsimile signatures hereto and to any amendment, documents, agreements, or instruments delivered in connection herewith.


                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              Purchaser
                              ---------


                              CHARYS HOLDING COMPANY, INC.

                              By:
                                 -------------------------------------
                                   Name:  Billy V. Ray, Jr.
                                   Title: Chief Executive Officer


                              Seller
                              ------


                              NEW VIASYS HOLDINGS, LLC

                              By:
                                 -------------------------------------
                                   Mel Harris, Manager

                              By:
                                 -------------------------------------
                                   Douglas Berman, Manager


                              Escrow Agent
                              ------------


                              BROWN RAYSMAN MILLSTEIN FELDER & STEINER LLP


                              By:
                                   -----------------------------------
                                   Anne E. Pitter, Esq.
                                   Partner

                         SCHEDULE 1.5 EARN OUT AGREEMENT
                                  ---


     As additional consideration for the Seller under the terms of the Stock Purchase Agreement, dated as of October 31, 2005, Seller shall receive, during the period hereafter set forth, that amount of dollars calculated as follows:

     The earn out will be calculated each year, during the three year period ending April 30, 2008. The maximum aggregated amount to be paid to Seller, during the three years, shall be two million dollars, calculated each year and payable thirty days after completion of the annual audit of the Companies.
Companies  shall  be  defined  as           and        or  other such company or
companies as shall be performing the activities presently being conducted by the Companies.

     Each year a calculation shall be made, using revenue growth and targeted EBITDA. Revenue growth is targeted at 10% per annum and is weighted at 40% and EBITDA is targeted at 8% per annum and is weighted 60%. If actual revenue growth is less then the 10% target per year, the revenue growth credit shall be determined by the percentage of actual revenue growth to the targeted growth of 10%. Likewise, if actual EBITDA is less than the 8% target per year, the EBITDA credit shall be determined by the actual EBITDA percentage to the targeted 8%. As an example, if actual revenue growth in year-1 is 8%, the revenue growth credit would be 32% (8%/10% times 40%). Furthermore, if actual EBITDA is in year-1 is 6%, the EBITDA target credit would be 45% (6%/8% times 60%).

     The maximum amount to be paid in year one is $667,000; in year two $667,000, plus any amount not paid in year one, and in year three $667,000 plus any amounts not paid in years one and two. In the above example, the additional consideration due for year-1 would be computed by multiplying the annual maximum amount of $667,000 by the sum of the revenue growth credit (32%) and the EBITDA target credit (45%) , or $513,590 (32% + 45% times $667,000). Payments shall be in cash or stock, at the option of CHARYS. If paid in stock of CHARYS, the stock shall be valued (if fully saleable) at the average daily price for the 30 days prior to the date of determination; (if not fully saleable, the stock shall be valued at 80% of such average price.

     The following table sets forth an example of the assumed earn out payments.

Schedule 2.1(a)

Registered to do business in the following states:


Viasys Services, Inc.

AL
AK
FL
GA
KY
LA
MD
MS
NC
OR
SC
TN
TX
VA


Viasys Network Services Inc.

FL




Note: The Company and Seller were unable to obtain copies of the state tax returns for the year ended October 31, 2000 as well as for prior years for Transportation Safety Contractors, Inc. ("TSC"), Georgia Electric Company ("GEC") and Able Telecommunications & Power, Inc. ("ATP"). Based upon correspondence from certain states including Alabama (for GEC), Florida (for ATP and TSC) and North Carolina (for GEC), certain Company state income tax returns for years ending on October 31, 2000 and prior were not filed.

Schedule 2.2


The subsidiaries of New Viasys Holdings, LLC are Viasys Services, Inc. and Viasys Network Services, Inc. Neither Viasys Services, Inc. nor Viasys Network Services, Inc. have any subsidiaries.

Schedule 2.3


                               Authorized  Issued  Outstanding
                                 Shares    Shares    Shares
                               ----------  ------  -----------

Viasys Services, Inc.              15,000   4,400        4,400

Viasys Network Services, Inc.      10,000     100          100

Schedule 2.5




Seller is party to a certain Security Agreement between Seller and Merrill Lynch Business Financial Services, Inc. ("MLBFS") dated August 28, 2002 which secures payment and performance of the Company's obligations to MLBFS. Collateral, as defined in the Security Agreement, is defined as:

          all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Financial Assets and Investment Property of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in Section 7 (b) hereof

A true and accurate copy of the Security Agreement, along with the related agreements, has been provided by Seller to Buyer.

Schedule 2.8

WCMA Loan and Security Agreement No. 2BN07-936 dated August 28, 2002 between Transportation Safety Contractors, Inc. (n/k/a Viasys Services, Inc.) and Merrill Lynch Business Financial Services, Inc. ("MLBFS") requires prior written consent of MLBFS for any change in ownership. Such written consent has not been received.

Security Agreement dated August 28, 2002 between MLBFS and Seller dated August 28, 2002 requires prior written consent of MLBFS for any change in ownership. Such written consent has not been received.

WCMA Reducing Revolver Loan Agreement No. 2BN07-937 dated September 26, 2002 between Transportation Safety Contractors, Inc. (n/k/a Viasys Services, Inc.) and Merrill Lynch Business Financial Services, Inc. ("MLBFS") requires prior written consent of MLBFS for any change in ownership. Such written consent has not been received.

WCMA Reducing Revolver Loan Agreement No. 2BN07-938 dated September 26, 2002 between Transportation Safety Contractors, Inc. (n/k/a Viasys Services, Inc.) and Merrill Lynch Business Financial Services, Inc. ("MLBFS") requires prior written consent of MLBFS for any change in ownership. Such written consent has not been received.

Master Lease Agreement No. AFI0280 between Applied Financial, Inc. and Viasys Utility Services, Inc. (n/k/a Viasys Services, Inc.) dated August 29, 2002 lists as an event of default "a substantial change in ownership of the outstanding stock of the Lessee".

Qualifications with State Departments of Transportation - the change in control will require the filing of new pre-qualification packages with certain State Departments of Transportation.

Certain leases to which the Company is a party, which are not Material Contracts as defined in the Purchase Agreement, may require written notification and consent upon the change in control of the Company.

Viasys Services, Inc.
(a wholly owned subsidiary of
New Viasys Holdings, LLC)

Financial Statements
as of and for the Year Ended October 31, 2004 and Independent Auditors' Report

DELOITTE.

                                                    DELOITTE & TOUCHE LLP
                                                    Certified Public Accountants
                                                    Suite 1800
                                                    200 S. Orange Ave.
                                                    Orlando, FL 32801-3413
                                                    USA

                                                    Tel: +1 407 246 8200
                                                    Fax: +1 407 422 0936
                                                    www.deloitte.com


INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
  Viasys Services, Inc.:

We have audited the accompanying balance sheet of Viasys Services, Inc. ("the Company"), a wholly owned subsidiary of New Viasys Holdings, LLC, as of October 31, 2004 and the related statements of operations, changes in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Viasys Services, Inc., a wholly owned subsidiary of New Viasys Holdings, LLC, as of October 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

February 8, 2005

VIASYS SERVICES, INC.
(a wholly owned subsidiary of New Viasys Holdings, LLC)

BALANCE SHEET
OCTOBER 31 ,2004
----------------------------------------------------------------


ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                        $  3,213,294
  Current contract receivables - net                  9,829,247
  Costs and estimated earnings in excess of
    billings on uncompleted contracts                10.033,822
  Prepaid expenses and other assets                     659,464
  Deferred income tax assets - current                1,735,935
                                                   -------------
      Total current assets                           25,471,762
PROPERTY AND EQUIPMENT- Net                           5,179,573
DEFERRED INCOME TAX ASSETS- Non-current                 900,372
                                                   -------------
TOTAL ASSETS                                       $ 31,551,707
                                                   =============


LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable                                 $  7,678,778
  Long-term debt - current maturities                 2,239,500
  Billings in excess of costs and estimated
    earnings on uncompleted contracts                   402,565
  Other accrued liabilities                           5,018,017
  Reserve for contract losses                           552,761
                                                   -------------
      Total current liabilities                      15,891,621
NOTE PAYABLE AND ACCRUED INTEREST- Parent company     4,160,738
OTHER LIABILITIES                                       438,617
LONG-TERM DEBT                                        3,957,150
                                                   -------------
      Total liabilities                              24,448,126
                                                   -------------

COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY:
  Common stock - $1 par value, 15,000 shares
    authorized, 4,210 shares issued and outstanding       4,210
  Additional paid in capital                         20,830,735
  Accumulated deficit                               (13,731,364)
                                                   -------------
      Total stockholder's equity                      7,103,581
                                                   -------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY         $ 31,551,707
                                                   =============

See notes to financial statements.

VIASYS SERVICES, INC.
(a wholly owned subsidiary of New Viasys Holdings, LLC)

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2004
------------------------------------------------------------

CONTRACT REVENUE EARNED                         $55,983,198

COST OF REVENUE                                  54,040,409
                                                ------------

    Gross profit                                  1,942,789
                                                ------------

OPERATING EXPENSES:
  Depreciation and amortization                   1,862.715
  Selling, genera! and administrative expenses    4,252,978
  Gain on disposition of assets - net              (674,392)
                                                ------------

    Total operating expenses                      5,441,301
                                                ------------

LOSS FROM OPERATIONS                             (3,498,512)
                                                ------------

OTHER EXPENSE:
  Interest expense                                  559,831
  Financing costs                                   117,813
  Other - net                                        20,349
                                                ------------

    Total other expense                             697,993
                                                ------------

LOSS BEFORE BENEFIT FOR INCOME TAXES             (4,196,505)

BENEFIT FROM INCOME TAXES                         1,547,989
                                                ------------

NET LOSS                                        ${2,648,516)
                                                ============

See notes to financial statements.

VIASYS SERVICES, INC.
(A WHOLLY OWNED SUBSIDIARY OF NEW VIASYS HOLDINGS, LLC)

STATEMENT OF CHANGES IN STOCKHOLDER'S
EQUITY YEAR ENDED OCTOBER 31, 2004
---------------------------------------------------------------------------------------

                                               Additional
                                      Common     Paid-in     Accumulated
                                       Stock     Capital       Deficit        Total
BALANCE AT BEGINNING OF YEAR,
  as previously reported              $ 3,750  $ 6,550,655  $ (2,951,861)  $ 3,602,544

Equity accounts of affiliates merged
  into Company                            460   14,280,080    (8,130,987)    6,149,553
                                      -------  -----------  -------------  ------------

Balance at beginning of year,
  as restated                           4,210   20,830,735   (11,082,848)    9,752,097

  Net loss                                                    (2,648,516)   (2,648,516)
                                      -------  -----------  -------------  ------------

BALANCE AT END OF YEAR                $ 4,210  $20,830,735  $(13,731,364)  $ 7,103,581
                                      =======  ===========  =============  ============

VIASYS SERVICES, INC.
(a wholly owned subsidiary of New Viasys Holdings, LLC)

STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31 , 2004
-------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                             $(2,648,516)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
    Depreciation and amortization                        1,862,715
    Gain on disposition of assets -                       (674,392)
    Change in deferred taxes                            (1,105,522)
    Changes in operating assets and liabilities:
      Contract receivables - net                         5,712,935
      Costs and estimated earnings in excess of
        billings on uncompleted contracts                  857,244
      Prepaid expenses and other assets                    (32,506)
      Accounts payable                                     746,456
      Billings in excess of costs and estimated
        earnings on uncompleted contracts                   96,826
      Other accrued liabilities                            861,064
      Reserve for contract losses                         (917,293)
                                                       ------------

          Net cash provided by operating activities      4,759,011
                                                       ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                      (241,283)
  Proceeds from disposition of property and equipment    1,107,530
                                                       ------------

          Net cash provided by investing activities        866,247
                                                       ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments on long-term debt                          (1,105,653)
  Payments to parent company                            (3,521,397)
  Net borrowings under lines of credit                   1,180,913
                                                       ------------

          Net cash used in financing activities         (3,446,137)
                                                       ------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                2,179,121

CASH AND CASH EQUIVALENTS- BEGINNING OF YEAR             1,034,173
                                                       ------------

CASH AND CASH EQUIVALENTS- END OF YEAR                 $ 3,213,294
                                                       ============

See notes to financial statements.

VIASYS SERVICES, INC.
(A WHOLLY OWNED SUBSIDIARY OF NEW VIASYS HOLDINGS, LLC)

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------

1.   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     DESCRIPTION OF BUSINESS-Viasys Services, Inc. (the "Company"), a Florida corporation, is a wholly owned subsidiary of New Viasys Holdings, LLC ("Viasys"). The Company's principal business activities include (1) furnish, design, install and maintain both wired and wireless communication networks and infrastructure (2) installation of intelligent transportation systems (ITS), (3) providing industrial maintenance services, and (4) providing underground utility construction services. Services are performed under both fixed-price construction and time and material contracts primarily in the Southeastern region of the United States.

     MERGERS-Viasys Utility Services, Inc. ("VUS") was merged into the Company as of June 1, 2004. Georgia Electric Company ("GEC") and Viasys Management Company, Inc. ("VMC") were merged into the Company as of October 29,2004. VUS, GEC and VMC were all sister companies of the Company. The Company accounted for the transfer of net assets as a result of the merger under the pooling method in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations, as these companies were under common ownership. The results of operations of VUS, GEC and VMC for the year are included in these financial statements. The Company's assets and liabilities include all assets and liabilities of VUS, GEC, and VMC. The Company's beginning equity was restated to include the equity accounts of these merged companies. The effects of intercompany transactions were eliminated upon consolidation of the merged companies.

     USE OF ESTIMATES-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     REVENUE AND COST RECOGNITION-Revenue from fixed-price and modified fixed-price construction contracts are recognized using the percentage-of-completion method, measured by the percentage of costs incurred to date to estimated total costs for the contract. This method is used because management considers expended costs to be the best available measure of progress on these contracts.

     Revenue from time-and-material contracts is recognized as the work is performed.

     Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, and repairs. Provisions for estimated losses on uncompleted contracts are recognized in the period that such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty and warranty provisions, and final contract settlements may result in revisions to costs and revenue and are recognized in the period in which their realization is determined. An amount equal to contract costs attributable to claims is included in revenue when realization is probable and the amount can be reliably estimated.

     The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenue recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenue recognized.

     CONTRACT RECEIVABLES AND ALLOWANCE FOR DOUBTFUL ACCOUNTS-Contract receivables include amounts invoiced under fixed price contracts and time-and-material contracts. In addition, revenue earned but not yet billed under time-and-material contracts is included as contract receivables.

     Current year income is charged in amounts sufficient to maintain the allowance for doubtful accounts at a level management considers adequate to cover potential losses.

     PROPERTY AND EQUIPMENT-Property and equipment are recorded at cost, net of accumulated depreciation and amortization. Depreciation and amortization are provided principally on the straight-line method over the estimated useful lives of the assets. Following are the estimated useful lives used by asset class:

          ASSET CLASS                       ESTIMATED USEFUL LIVES
                                                  (IN YEARS)
          Buildings and improvements                            20
          Shop and construction equipment                      5-7
          Office furniture and equipment                       3-7

     Improvements to leased properties are amortized over their estimated useful lives or the remaining lease period, whichever is shorter.

     LONG-LIVED ASSETS-Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the asset's carrying amount over the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value, less costs to sell.

     INCOME TAXES-The provision for income taxes is based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

     NEW ACCOUNTING PRONOUNCEMENTS-The Financial Accounting Standards Board and other entities issued new or modifications to, or interpretations of, existing accounting guidance during 2004. The Company has carefully considered the new pronouncements that altered accounting principles generally accepted in the United States of America, and other than as disclosed in these notes to the financial statements, does not believe that any other new or modified principles will have a material impact on the reported financial position or operations of the Company in the near term.

2.   CASH  AND  CASH  EQUIVALENTS

     The Company considers all investments with an original maturity of three months or less on their acquisition date to be cash equivalents. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. As of October 31, 2004, the Company's uninsured bank balances totaled $3,103,881. "The Company's practice is to invest its cash with financial institutions that have acceptable credit ratings to minimize its risk.

3.   CONTRACT RECEIVABLES

     As of October 31,2004, contract receivables balances included the following:

                                                   =
          Contract receivables:
            Billed:
              Completed contracts and time and
                material contracts              $4,259,778
              Contracts in progress              3,440,581
              Retainage                          2,235,114
                                                -----------

                                                 9,935,473
          Less allowance for doubtful accounts    (106,226)
                                                -----------

                                                $9,829,247
                                                ===========

     Following is an analysis of the changes in the allowance for doubtful accounts for the year ended October 31, 2004:

          Balance at beginning of year           $162,703
          Provisions charged to operations              -
          Direct write-offs - net of recoveries   (56,477)
                                                 ---------
          Balance at end of year                 $106,226
                                                 =========

4.   COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

     As of October 31, 2004, costs and estimated earnings on uncompleted contracts consisted of the following:

          Costs incurred on uncompleted contracts  $ 74,311,932
          Estimated earnings                          2,433,599
                                                   -------------
                                                     76,745,531

          Plus stored materials                       7,890,958
                                                   -------------

                                                     84,636,489
          Less billings to date                     (75,005,232)
                                                   -------------

                                                   $  9,631,257
                                                   =============

     The above amounts are included in the accompanying balance sheet under the following captions:

          Costs and estimated earnings in excess
            of billings on uncompleted contracts     $10,033,822
          Billings in excess of costs and estimated
            earnings on uncompleted contracts           (402,565)
                                                     ------------

                                                     $ 9,631,257
                                                     ============

5.   PROPERTY  AND  EQUIPMENT

     Property and equipment included the following at October 31, 2004:

          Cost:
            Land                             $    692,000
            Buildings and improvements          1,094,486
            Shop and construction equipment    15,321,639
            Office furniture and equipment        586,258
                                             -------------
                                               17,694,383

          Accumulated depreciation            (12,514,810)
                                             -------------

          Property and equipment - net       $  5,179,573
                                             =============

     Assets recorded under capital leases are included in property and equipment as follows: cost -$4,140,159; accumulated depreciation - $1,502,514; net book value - $2,637,645.

6.   ACCOUNTS  PAYABLE

     Accounts payable include amounts due to subcontractors, totaling approximately $426,338 at October 31, 2004, which have been retained pending completion and customer acceptance of jobs,

7.   OTHER ACCRUED LIABILITIES

     Other accrued liabilities consisted of the following at October 31,2004:

          Accrued salaries and wages                            $  753,959
          Insurance reserves                                     2,333,153
          Accrued taxes (payroll, sales and use, income, etc.)     233,706
          Accrued job costs                                        827,757
          Other accrued liabilities                                869,442
                                                                ----------

                                                                $5,018,017
                                                                ==========

8.   LONG-TERM  DEBT

     Following is the Company's long-term debt at October 31, 2004:

          Lines of credit                                                   $3,470,029
          Note payable, collateralized by certain equipment, due in
            monthly installments of $335, interest at 10.25%, through
            its maturity of September 2006                                       6,660
          Note payable, collateralized by certain equipment, due in
            monthly installments of $6,491, interest at 10.5%, through
            its maturity of March 2008                                         227,362
          Note payable, collateralized by certain equipment, due in
            monthly installments (currently $14,776 decreasing over
            the term of the loan), interest at 11.7%, through its maturity
            of August 2005                                                      51,150
          Capital lease obligations with interest ranging from
            3 .26% to 15.25% at October 31, 2004                             2,441,449
                                                                            ----------
                                                                             6,196,650

          Less current portion                                               2,239,500
                                                                            ----------

                                                                            $3,957,150
                                                                            ==========

     Future principal payments for the years ending October 31 are as follows:

                                       CAPITAL
YEAR ENDING OCTOBER 31,     DEBT        LEASES      TOTAL
        2005             $l,l97,l12  $1,042,388  $2,239,500
        2006              2,450,420     846,932   3,297,352
        2007                 69,895     373,413     443,308
        2008                 37,774     138,523     176,297
        2009                      -      40,193      40,193
                         ----------  ----------  ----------

                         $3,755,201  $2,441,449  $6,196,650
                         ==========  ==========  ==========

     CREDIT AGREEMENTS-The Company has in place three credit agreements with a financial institution that provide for borrowings on a revolving credit basis.

     The first facility provided for borrowings (the "revolver") of up to $5,000,000 with a maturity of November 30, 2004. Effective December 23, 2004, the facility was modified to provide a maximum borrowing amount equal to $3,600,000. The maximum borrowing amount is reduced to the following amounts as follows: March 1, 2005 - $2,900,000, June 1, 2005 - $2,400,000
     and September 1, 2005 -$1,900,000. The maturity date is November 30, 2005. Interest is calculated at one-month LIBOR plus 2.8%. Borrowings under the revolver totaled $2,101,377 as of October 31, 2004. The interest rate at October 31, 2004 was 4.73%. In addition, irrevocable letters of credit totaling $2,440,000 were issued and secured by the revolver. The revolver is coliateralized by substantially all of the assets of the Company, and is also coliateralized by the assets of, and guaranteed by, Viasys, The Company pays annual fees for this facility and is required to meet certain covenants.

     The second and third facilities are reducing revolvers collateralized by the Company's real property. The initial availability of the reducing revolvers totaled $1,600,000. Interest is calculated at one-month LIBOR plus 2.8%. The available lines of credits are reduced each month by the amount that would be payable on account of principal if the reducing revolvers were a conventional term loan amortized over fifteen years. Accordingly, the maximum borrowing amount is reduced by $8,889 per month beginning in November 2002 through the facilities' expiration on November 30, 2005. The available amount and borrowings under these facilities as of October 31, 2004 totaled $1,389,553 and $1,368,652, respectively. The interest rate as of October 31, 2004 was 4.73%, The Company pays annual fees for these facilities and is required to meet certain covenants.

9.   INCOME TAXES

     The benefit from income taxes for the year ended October 31, 2004 consists of the following:

                                    FEDERAL     STATE      TOTAL
                                   ----------  --------  ----------
          Current                  $  442,467  $      -  $  442,467
          Deferred                    860,845   244,677   1,105,522
                                   ----------  --------  ----------

          Total                    $1,303,312  $244,677  $1,547,989
                                   ==========  ========  ==========

     The reported benefit from income taxes differs from that computed by multiplying the loss before provision for income taxes by the expected federal income tax rate of 34% due to state income taxes, net of federal benefit, and certain expenses that are not deductible for income tax purposes.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. Major components of deferred tax assets and liabilities at October 31, 2004 are as follows:

            Deferred tax assets:
              Allowance for doubtful accounts                                 $    40,324
              Stored materials                                                    748,852
              Insurance reserves                                                  885,665
              Accrued liabilities and other                                        61,095
              Net operating loss carryforwards                                  2,045,292
                                                                              -----------
                                                                                3,781,228

            Deferred tax liabilities - property and equipment                   1,144,921
                                                                              -----------

            Net deferred tax asset                                            $ 2,636,307
                                                                              ===========

          Deferred taxes are presented in the accompanying balance sheet as:

            Deferred income tax assets - current                              $ 1,735,935
            Deferred income tax assets - non-current                              900,372
                                                                              -----------

                                                                              $ 2,636,307
                                                                              ===========

     In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon this analysis, management determined that no valuation allowance was required at October 31,2004.

10.  EMPLOYEE  BENEFIT  PLANS

     The Company has a defined contribution retirement plan which covers employees who are at least 21 years of age and have three months of service. The Company's contributions are discretionary and, if paid, are based on a match of employee salary reduction amounts. Total plan expense was $9,916 for the year ended October 31, 2004.

     The Company self insures a portion of its health insurance claims. The Company has accrued the maximum exposure as a liability as of October 31, 2004.

11.  COMMITMENTS AND CONTINGENCIES

     LEASE OBLIGATIONS Payable-The Company leases certain office and other facilities. Following is a summary of future minimum payments for operating leases that have initial or remaining noncancelable lease terms in excess of one year at October 31, 2004:

          YEAR ENDING OCTOBER 31
                  2005            $   517,408
                  2006                427,317
                  2007                331,474
                  2008                103,336
                                  -----------

                                  $ 1,379,535
                                  ===========

     Rent expense for operating leases totaled approximately $693,000 for the year ended October 31, 2004.

     CAPITAL LEASES-The Company leases certain equipment under leases classified as capital leases. The following is a schedule showing the future minimum payments under capital leases by years and the present value as of October 31, 2004:

          YEAR ENDING OCTOBER 31
                  2005                       $ 1,203,473
                  2006                           878,722
                  2007                           396,174
                  2008                           145,106
                  2009                            41,255
                                             ------------

          Total payments                       2,664,730
          Less amount representing interest     (223,281)
                                             ------------

          Present value                      $ 2,441,449
                                             ============

     SURETY BONDS-The Company, as a condition for entering into certain construction contracts, had outstanding surety bonds approximating $125,000,000 as of October 31, 2004. The bonds are collateralized by the assets of the Company and the assets of Viasys.

     GUARANTEES - VIASYS-Viasys has guaranteed substantially all of the long-term debt of the Company. In addition, Viasys is a party to certain general agreements of indemnity related to the issuance of surety bonds to the Company, whereby Viasys has guaranteed the performance of the Company under surety bonds.

     VARIOUS LEGAL ACTIONS-The Company is a party to various legal actions that have arisen in the normal course of business. While the outcome of these matters cannot be estimated with certainty, it is the opinion of management that the resolution of such litigation will not have a material adverse effect on the results of operations, financial position or liquidity of the Company.

     MANAGEMENT AGREEMENT-The Company was a party to a one-year management agreement with an affiliate, which expired on October 31, 2004 and was not renewed. The agreement requires the payment of a management fee in the amount of 0.5% of revenue. Additional consideration is due to the extent the Company exceeds its internal profit projections for any fiscal year that the agreement is in force. No additional consideration was due under the agreement. The amount expensed under this agreement for the year ended October 31, 2004 totaled $279,916.

12.  CONCENTRATIONS

     The following is a schedule of the Company's major customers, defined by either total revenue for the year ended October 31, 2004 or total receivable outstanding at October 31,2004:

                                  AT OCTOBER 31,2004
                      ------------------------------------------
                      PERCENTAGE OF TOTAL   PERCENTAGE OF TOTAL
                        COMPANY REVENUE     COMPANY RECEIVABLES
          CUSTOMER A                   29%                   18%
          CUSTOMER B                  17 %                  27 %
          CUSTOMER C                   5 %                  17 %

13.  RELATED PARTY TRANSACTIONS

     As of October 31, 2004, the amount due Viasys totaled $4,160,738, including accrued interest of $67,406. The note and all accrued interest are due on December 31, 2006 with interest at 3.28% and is collateralized by substantially all of the assets of the Company. Interest expense totaled $178,603 for the year ended October 31, 2004.

14. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION AND NON-CASH FINANCING TRANSACTIONS

          Disclosure of cash flow information:
            Cash paid during the year for interest               $1,044,305
            Cash paid during the year for income taxes           $   76,527
          Disclosure of non-cash financing activities:
            Acquisition of equipment financed by capita! leases  $1,257,963

                                  * * * * * *

VIASYS SERVICES, INC. AND VIASYS NETWORK SERVICES, INC.
BALANCE SHEET (UNAUDITED)
AUGUST 31, 2005


ASSETS
Current Assets:
    Cash and cash equivalents                    (184,609)
    Restricted cash                               334,355
    Accounts receivable                         7,806,831
    Retention receivable                        1,044,317
    Unbilled revenue                            1,276,147
    Other receivables                             138,704
    Allowance for doubtful accounts               (45,782)
    Inventory                                     116,758
    Costs in excess                             9,684,718
    Prepaid expenses                              433,171
    Prepaid income taxes                          939,001
    Deferred tax asset                          1,735,935
                                              ------------
        Total current assets                   23,279,546

Property and Equipment:
    Cost                                       17,595,357
    Accumulated depreciation                  (12,908,180)
                                              ------------
    Net                                         4,687,177

Other Assets:
    Retainage receivable                                -
    Deferred tax asset                            900,372
                                              ------------
                                                  900,372

    TOTAL ASSETS                               28,867,095

LIABILITIES AND EQUITY
Current Liabilities:
    Accounts payable                            6,393,188
    Long-term debt, current maturities          4,620,000
    Billings in excess                            268,716
    Income taxes payable                                -
    Other accrued liabilities                   4,554,791
                                              ------------
        Total current liabilities              15,836,695

Other Liabilities:
    Note payable and accrued interest - NVH     6,399,755
    Long-term debt                                883,648
    Other liabilities                             438,617
                                              ------------
                                                7,722,020

    Total liabilities                          23,558,715

Equity
    Common stock                                    4,210
    Additional paid in capital                 20,830,735
    Accumulated deficit                       (13,731,364)
    Current year income (loss)                 (1,795,201)
                                              ------------
    Total equity                                5,308,380

    TOTAL LIABILITIES AND EQUITY               28,867,095

VIASYS SERVICES, INC. AND VIASYS NETWORK SERVICES, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TEN MONTHS ENDED AUGUST 31,2005


REVENUE                           47,152,514

COSTS                             45,329,760

GROSS PROFIT, EXCL DEPRECIATION    1,822,754

DEPRECIATION                       1,463,750

SELLING EXPENSES                     296,916

GENERAL & ADMINISTRATIVE           2,317,036

INCOME FROM OPERATIONS            (2,254,948)

OTHER INCOME (EXPENSE)              (521,553)

INCOME BEFORE INCOME TAXES        (2,776,501)

PROVISION FOR INCOME TAXES          (981,300)

NET INCOME                        (1,795,201)

VIASYS SERVICES, INC. AND VIASYS NETWORK SERVICES, INC.
STATEMENT OF CASH FLOWS (UNAUDITED)
FOR THE TEN MONTHS ENDED AUGUST 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                    (1,795,201)
    Adjustments:
        Depreciation and amortization              1,463,750
        (Gain) loss on disposition of assets         (49,047)
        Deferred income taxes                              -
        Changes in operating assets/liab:
            Restricted cash                         (334,355)
            Accounts receivable, net               1,023,880
            Unbilled revenue                      (1,276,147)
            Other receivables                         12,898
            Inventory                                (52,211)
            Work in process                          215,255
            Prepaid expenses                          10,144
            Prepaid income taxes                    (939,001)
            Accounts payable                      (1,285,587)
            Income taxes payable                     (42,936)
            Other accrued liabilities               (973,052)
                                                  -----------

            Net cash from operations              (4,021,610)

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property and equipment              (395,874)
    Proceeds from disposition of assets               56,850
                                                  -----------

            Net cash from investing activities      (339,024)


CASH FLOWS FROM FINANCING ACTIVITIES
    Net borrowings (payments) on lines of credit    (268,509)
    Repayment of debt                             (1,007,777)
    Net borrowings (payments) from parent          2,239,017
                                                  -----------

            Net cash from financing activities       962,731

NET INCREASE (DECREASE) IN CASH                   (3,397,903)

Cash - Beginning of Period                         3,213,294

CASH - END OF PERIOD                                (184,609)

================================================================================
                           Heavy Metal Partners,, LLC
                         7101 Creedmoor Road, Suite 126
                          Raleigh, North Carolina 27613
                    Phone (919) 870-9093-Fax (919) 676-0294
================================================================================




                                October 26, 2005




Mr. Steve Palmer
Viasys
26 Lakewire Drive
Lakeland, FL 33815                                        VIA OVERNIGHT DELIVERY


Re: Agreement of Lease dated April 22, 2003 (the "Lease"), between Heavy Metal Partners, LLC, as Landlord, and Georgia Electric Company, as Tenant, for premises located at 6201 Westgate Road, Suite 100, Westgate Industrial Park, Raleigh, North Carolina (the "Premises").


Dear Mr. Palmer:

     Please recall that Heavy Metal Partners, LLC, recently refinanced the Landlord Property (as defined in the Lease). At the request of the refinance lender, a Phase I Environmental Study was performed for the Landlord Property. This Study revealed that the area surrounding Tenant's oil drums has been stained with oil, thus indicating that the drums are leaking or have leaked in the recent past (copies of the relevant pages and photos in the Phase I are enclosed). The Study further revealed that Tenant has not consistently contained and disposed of its oil in compliance with the terms of the Lease. Accordingly, it is requested that Tenant sign and return to us a copy of this letter, thereby acknowledging and agreeing that: (a) in accordance with Section 10 of the Lease and as required by our lender, Tenant will remove the drums and completely remediate the leakage, at its cost and in accordance with all applicable laws, by no later than December 18, 2005; (b) upon completion of Tenant's remediation, submit to Landlord a clean environmental report; and (c) during the remainder of the Lease term, Landlord will conduct periodic inspections of the Premises to examine Tenant's compliance with the environmental provisions of the Lease; and if Tenant is not in compliance, Landlord will require Tenant to submit to Landlord periodic reports detailing the measures to be taken by Tenant to comply with such provisions.

     Thank you for your anticipated cooperation.


                                                 Sincerely yours,


                                                 /s/ Michael G. Sandman, Manager
                                                 Michael G. Sandman, Manager



     Enclosures

     cc:  Mr.  Phil Elmore, Viasys (via fax)
          Ms.  Cheri Megan, Colliers Pinkard (via fax)
          Mr.  Jeff Weatherspoon, Colliers Pinkard (via fax)



     ACKNOWLEDGED AND AGREED TO BY:

     GEORGIA ELECTRIC COMPANY/VIASYS


     By:                                     Date:
           ---------------------------              ---------------------------

     Name:
           ---------------------------

     Title:
           ---------------------------

[GRAPHIC OMMITED]

Schedule 2.9(a)(2)

The Financial Statements as of and for the ten months ended August 31, 2005 are not prepared in accordance with GAAP due to the following:

     1) All required basic statements are not included (i.e. - the statement of changes in stockholder's equity).
     2)   Notes to the Financial Statements are not included
     3) Interest expense for the ten months ended August 31, 2005 on the Note Payable to New Viasys Holdings was not recorded
     4) The Financial Statements have been prepared assuming that the Company will continue as a going concern. The recurring losses, financial condition, and lack of financing of the Company create uncertainty as to the Company's ability to continue as a going concern. The Financial Statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.
     5) Prepaid income taxes reflected on the balance sheet represent potential tax savings related to current year losses. These amounts should be classified as deferred income tax assets (subject to a valuation allowance as noted below).
     6) Due to the recurring losses of the Company, a valuation allowance for the deferred tax assets should be recorded. Such allowance will be recorded on the October 31, 2005 financial statements.
     7) As part of the Company's year end closing procedures, the estimated contract amounts, including costs to complete, will be reviewed in detail and adjusted accordingly. This will affect the related amounts in the Financial Statements.
     8) Liabilities recorded for the Company's large deductible casualty insurance lines (2002 - 2004) as well as liabilities related to the Company's health insurance plans will be reviewed as of October 31, 2005 and adjusted accordingly.
     9) Other long term liabilities on the Financial Statements relate to certain income tax positions taken by the Company for the tax period ended October 31, 2001. Management of the Company will review the necessity of this liability as of October 31, 2005 in light of related statute of limitations and any valuation allowance for deferred tax assets that may be recorded (see 5 and 6 above).
     10) The provision for income taxes has been estimated. The actual amount will change based upon the final tax calculations as well as the determination of the valuation allowance for deferred tax assets.
     11) The allowance for doubtful accounts and reserve for contract losses needs to be reviewed in accordance with the year end closing procedures and adjusted accordingly.
     12) The Company reviews all balances on the Financial Statements as part of its year end closing procedures. There are normally adjustments made based upon these year end closing procedures.
     13) The Financial Statements do not include any liability or disclosure related to the Lumbermens Mutual Insurance Company litigation. It was determined that no disclosure was required to be made nor any liability be recorded as of the October 31, 2004 financial statements. An analysis of the appropriate accounting guidance would need to be made as of the date of the Financial Statements to determine any disclosure requirements as well as any requirement to record a liability.

Schedule 2.9(b)

In addition to those items disclosed on Schedule 2.9(a)(2), the following are potential liabilities not set forth in the Financial Statements:

     1) Any liability related to the Lumbermens Mutual Casualty Company vs. Able Telecommunications & Power, Inc., Transportation Safety Contractors, Inc. and Georgia Electric Company.
     2) The Virginia Department of Transportation previously alleged that the Company was overpaid $362,849.03 in the latter part of 1999 through January 2000 under Contract No. CMA98GRR101. The matter remains unresolved.
     3) As part of a settlement agreement with S.Rock/Estabrook Corporation ("S.Rock"), S.Rock is entitled to a percentage of any delay claim recovery the Company may have under the VDOT Job as follows: (1) 50% of first $1,500,000 and (2) 10% thereafter, up to a total of $1,500,000 for (1) and (2)).

Schedule  2.11

While the Company has not completed its financial statements for any months after the Financial Statement Date, it is expected that further operating losses will be recorded.

Schedule 2.12(a)

2.12(a)(i)

     1)   Viasys 401(k) Plan
     2)   Oral bonus plans as follows:
          a. Keith Wisener - 3% of the gross profit from the Cooper Tire jobs, payable quarterly.
          b. John Weathers by - 2% of the gross profit from the Masterfoods project, payable quarterly
          c. Ralph Griffith - up to $8,000 annual based upon individual and Cooper Tire project performance
          d. Other bonuses have been paid to employees based upon a subjective basis.
     3) The Company provides various benefit plans including: (1) health insurance, (2) voluntary dental insurance, (3) voluntary STD and LTD insurance, (4) voluntary life insurance, and (5) Company provided life insurance of $25,000 for each full time employee.

2.12(a)(ii)

     4) The Company is party to two employment agreements (Lance McNeill and Steven Palmer).

2.12(a)(iii)

     5) The Company was party to several General Agreements of Indemnity with sureties related to its former parent company, Able Telcom Holding Corp. Agreements were with the following sureties: (1) American International Companies ("AIG"), (2) Liberty Bond Services, (3) American Alliance Insurance Company, (4) CNA Insurance Companies, (5) Firemans Fund Insurance Company, (6) St. Paul Surety, and (7) Universal Insurance Company ("Lumbermens"). These agreements provide the sureties the ability to file liens on the assets of the Company. Both Lumbermens and AIG have filed UCC's.
     6) The Company has entered into two General Agreements of Indemnity: (1) Liberty Mutual Insurance Company and Crum & Forster Surety. These agreements provide the sureties the ability to file liens on the assets of the Company.
     7) Promissory Note between Georgia Electric Company, Viasys Utility Services, Inc. and Viasys Services, Inc. (collectively the "Makers") and New Viasys Holdings, LLC (the "Payee") dated November 1, 2003.
     8) WCMA Loan and Security Agreement No. 2BN-07936 dated August 28, 2002 between Transportation Safety Contractors, Inc. (n/k/a Viasys Services, Inc.) and Merrill Lynch Business Financial Services, Inc. ("MLBFS"), along with related guaranty and security agreements and amendments thereto

     9) WCMA Reducing Revolver Loan Agreement No. 2BN-07937 dated September 26, 2002 between Transportation Safety Contractors, Inc. (n/k/a Viasys Services, Inc.) and MLBFS, along with related agreements and amendments thereto.
     10) WCMA Reducing Revolver Loan Agreement No. 2BN-07938 dated September 26, 2002 between Transportation Safety Contractors, Inc. (n/k/a Viasys Services, Inc.) and MLBFS, along with related agreements and amendments thereto.
     11) Master Lease Agreement No. AFI0280 between Applied Financial, Inc. and Viasys Utility Services, Inc. (n/k/a Viasys Services, Inc.) dated August 29, 2002 and related guaranty and other documents.
     12) Master Lease Agreement between Gelco Corporation (d/b/a GE Capital Fleet Services) and New Viasys Holdings, LLC, along with related agreements.
     13) Master Equity Lease Agreement between Enterprise Fleet Services and New Viasys Holdings, LLC dated May 13, 2002, and related agreements.
     14) Master Lease Agreement between General Electric Capital Corporation and Viasys Services, Inc. dated September 9, 2003.
     15) Lease agreement between Avon Equipment Leasing, Inc. and Viasys dated July 13, 2004.
     16) Capital lease with Altec starting in February 2002 and scheduled to terminate in February 2006.
     17)  Vehicle financing agreement with GMAC scheduled through September
          2006.
     18) Financing agreement between Vermeer Credit Corporation and Viasys Utility Services, Inc (n/k/a Viasys Services, Inc).
     19) Lease agreement between Fleet Capital Leasing(n/k/a Banc America Leasing), and Viasys Services, Inc dated February 4, 2004.
     20) Master lease agreement #618670/1071547 between American Express Business Finance and Viasys Services, Inc. dated August 2004.
     21) Finance agreement between Netbank Business Finance and Viasys Services, Inc. dated October 7, 2004.
     22) Lease agreement between Direct Capital Funding, Inc. (assigned to Marlin Leasing) and Viasys Services, Inc. dated May 2005.
     23) Equipment Lease agreement #2171446 between Direct Capital Corporation and Viasys Services, Inc. dated June 24, 2005.
     24) Lease agreements #4231201-001 and -002, between General Electric Capital Corporation and Viasys Services, Inc.

2.12(a)(iv)

     25) The Company is guarantor under the agreements between lenders and New Viasys Holdings, LLC listed under 2.12(a)(iii) above.
     26)  The Company has the following outstanding letters of credit:
          a. Merrill Lynch Irrevocable Standby Letter of Credit No. 200410 in the amount of $850,000; beneficiary - National Union Fire Insurance Company of Pittsburgh, PA.

          b. Merrill Lynch Irrevocable Standby Letter of Credit No. 200569 in the amount of $490,000; beneficiary - Zurich American Insurance Company.
     27) The Company issues payment and performance bonds on predominantly all of its projects for Departments of Transportation or other governmental entities.
     28) Other than payment and performance bonds (see above), the Company is the principal on Surety Bond No. 964-001-334 for the benefit of Zurich American Insurance Company in the amount of $375,000.

2.12(a)(vi)

     29) The Company subleases office space at its 26 Lake Wire Drive, Lakeland, FL leased office to two individuals. The agreements are verbal.

2.12(a)(vii)

     30) The Company is party to management agreements with Preferred Management, LLC and H.I.G. Capital, LLC. All amounts due under these agreements will be accrued on the balance sheet of the Company as of October 31, 2005 (see Subsection 5.3).
     31) The Company is a debtor under a promissory note to its parent company, Seller.

2.12(a)(viii)

     32) The Company is party to several reseller agreements, including the reselling of software.

2.12(a)(ix)

     33) All of the Company's contracts have warranty provisions in the normal course of business.

2.12(a)(xii)

     34) The Company has issued purchase orders and subcontract agreements in the normal course of business to purchase items for its projects.

2.12(a)(xiii)

     35) The Company entered into an agreement with FMI Corporation dated June 7, 2005.

Schedule 2.12(b)

SCHEDULE 2.14(b)

LOCATION         DESCRIPTION              LEASING COMPANY
Conyers   Konica Copier System        Bank of America Leasing
LA        Canon Copier                W J S Enterprises, Inc
Lakeland  Toshiba/3560                Boring Business Systems
Lakeland  Toshiba/Estudio 28          Boring Business Systems
Lakeland  Konica/7145                 Boring Business Systems
NSD       Toshiba Copier System       Toshiba
Tampa     Konica Copier System        Commercial Equip Leasing
Tampa     Kyocera Mita Copier System  Commercial Equip Leasing
Tampa     Kyocera Mita Copier System  Commercial Equip Leasing
Tampa     Kyocera Mita Copier System  Commercial Equip Leasing
Tampa     Kyocera Mita Copier System  Commercial Equip Leasing
Tampa     Kyocera Mita Copier System  Commercial Equip Leasing
Tampa     Kyocera Mita Copier System  Commercial Equip Leasing
Tampa     Kyocera Mita Copier System  Commercial Equip Leasing
Tampa     45ST/DADF/HCF               Xerox
VA        Digital Copier              Xerox
VA        432DC W/2 Trays             Xerox
VNS       Toshiba Copier System       Toshiba
VNS       Toshiba/Estudio 350         Boring Business Systems

Schedule 2.14(b)


==================================================================================================================================
                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
     1               Fire Proof File Cabinet - 4 Drawer       3/19/2002         710.20         213.06   Lakeland
     2               Office Furniture                         3/20/2002       5,220.61       1,566.19   Lakeland
     3               Nortel Trunk Module & Cartridge          2/28/2002         550.00         155.84   Lakeland
     4               Office Furniture                         2/28/2002       3,291.34         932.54   Lakeland
     5               X135 Lobby Office Furniture              1/31/2002       2,053.94         547.72   Lakeland
     6               Office Furniture                        12/31/2001       7,623.52       1,905.89   Lakeland
     7               Norstar Telephone System                12/31/2001       7,208.00       1,802.01   Lakeland
                     w/ ATA Module
     8               CEO Office Furniture                    12/31/2001       2,957.39         739.34   Lakeland
                     X(Desk/Credenza, etc)
     9               Computer Equipment & Accessories         3/12/2002      16,329.72         453.60   Lakeland
    10               SOHO3 50V Plus Service Bundle            3/12/2002       1,372.70          38.12   Lakeland
    11               Toshiba 3560 Expansion Memory            3/26/2002       1,627.10         488.13   Lakeland
                     X& Printer Kit
    12               Toshiba 3560 Copier                      1/31/2002       3,127.00         833.87   Lakeland
    13               IBM Netvist P-4 w/ 15 NEC Monitor"      12/31/2001       1,808.95              -   Lakeland
    14               IBM Netvist P-4 w/ 15 NEC Monitor"      12/31/2001       1,808.95              -   Lakeland
    15               IBM Series 200 Server                   12/31/2001       4,479.42       1,119.87   Lakeland
                     X(Timberline & Files)
    16               IBM Series 200 Server                   12/31/2001       4,663.72       1,165.94   Lakeland
                     X(Mail & Exchange)
    17               IBM Series 232 Server                   12/31/2001       9,268.81       2,317.21   Lakeland
                     X(Citrix)
    18               MS2000 Server and                       12/31/2001       7,254.85              -   Lakeland
                     Additional Licenses
    19               IBM DDS4 Tape Auto Loader               12/31/2001       2,098.42         524.62   Lakeland
    20               Seagate Backup Software                 12/31/2001       1,712.74              -   Lakeland
    21               Citrix Metaframe                        12/31/2001       4,646.40              -   Lakeland
                     X(20 Users)
    22               HP 24 Port Switch                       12/31/2001       1,168.24              -   Lakeland
    23               DSL Router                              12/31/2001         510.33              -   Lakeland
    24               Norton Anti-Virus Copr 7.6              12/31/2001         625.00              -   Lakeland
    25               Timberline Purchasing                    4/22/2002      13,144.00              -   Lakeland
                     X/Inventory Module
    26               BidTabs Professional                      5/6/2002       5,317.90         147.72   Lakeland
                     Internet Based Software
    27               Compaq Presario Notebook                 5/31/2002       1,536.98              -   Lakeland
    28               Compaq Presario Notebook                 5/17/2002       1,670.36              -   Lakeland
    29               SOHO3 50V Server                         8/31/2002       2,543.57              -   Lakeland
    30               Computer EVO N800V                      10/31/2002       1,837.87          51.07   Lakeland    Applied
                                                                                                                    Financial
    31               Computer EVO N800V                      10/31/2002       1,860.34          51.69   Lakeland    Applied
                     w/ Numeric Pad                                                                                 Financial
    32               Computer EVO N1000V                     10/31/2002       2,335.42          64.89   Lakeland    Applied
                                                                                                                    Financial
    33               Computer EVO N800V                      10/31/2002       2,033.68          56.51   Lakeland    Applied
                                                                                                                    Financial
    34               Laserjet 1200 Printer                   10/31/2002         432.63          12.02   Lakeland    Applied
                     w/ Accessories                                                                                 Financial
    35               X15 LCD Computer Monitor"               10/31/2002         416.58          11.58   Lakeland    Applied
                                                                                                                    Financial
    36               Computer EVO D300V                      10/31/2002         844.58          23.46   Lakeland    Applied
                                                                                                                    Financial
    37               Office Pro Software WIN 32              10/31/2002       5,761.23         160.04   Lakeland    Applied
                     X(Qty 8)                                                                                       Financial
    38               Computer N115 A1.2 G                    10/31/2002       1,755.92          48.77   Lakeland    Applied
                                                                                                                    Financial
    39               Computer EVO N115 A1.2G                 10/31/2002       1,755.92          48.77   Lakeland    Applied
                                                                                                                    Financial
    40               Computer EVO N115 A1.2G                 10/31/2002       1,755.92          48.77   Lakeland    Applied
                                                                                                                    Financial
    41               Computer EVO N800V                      10/31/2002       1,927.12          53.55   Lakeland    Applied
                                                                                                                    Financial
    42               Computer EVO N800C                      10/31/2002       2,915.80          81.01   Lakeland    Applied
                                                                                                                    Financial
    43               Computer EVO N800V                      10/31/2002       2,122.93          58.98   Lakeland    Applied
                                                                                                                    Financial
    44               Computer EVO N800V                      10/31/2002       2,122.93          58.98   Lakeland    Applied
                                                                                                                    Financial
    45               Computer EVO N115                       10/31/2002       1,947.31          54.11   Lakeland    Applied
                     w/ Office Pro XP                                                                               Financial
    46               Computer EVO D300V MT                   10/31/2002       1,187.65          33.00   Lakeland    Applied
                                                                                                                    Financial
    47               Computer EVO D300V MT                   10/31/2002       1,187.65          33.00   Lakeland    Applied
                                                                                                                    Financial
    48               Computer EVO D300V MT                   10/31/2002       1,187.65          33.00   Lakeland    Applied
                                                                                                                    Financial
    49               Computer EVO D300V MT                   10/31/2002       1,187.65          33.00   Lakeland    Applied
                                                                                                                    Financial
    50               Computer EVO D300V MT                   10/31/2002       1,187.65          33.00   Lakeland    Applied
                                                                                                                    Financial
    51               X15 LCD Monitor"                        10/31/2002         406.55          11.29   Lakeland    Applied
                                                                                                                    Financial
    52               X15 LCD Monitor"                        10/31/2002         406.55          11.29   Lakeland    Applied
                                                                                                                    Financial
    53               X15 LCD Monitor"                        10/31/2002         406.55          11.29   Lakeland    Applied
                                                                                                                    Financial
    54               X15 LCD Monitor"                        10/31/2002         406.55          11.29   Lakeland    Applied
                                                                                                                    Financial
    55               X15 LCD Monitor"                        10/31/2002         407.05          11.32   Lakeland    Applied
                                                                                                                    Financial
    56               Computer EVO N115                       10/31/2002       1,979.76          55.00   Lakeland    Applied
                     ATH 1600 w/ Office Pro XP                                                                      Financial
    57               Trade Show Displays                     12/11/2002       6,423.79       2,890.70   Lakeland
    58               Office Furniture for COO                 2/25/2003       1,857.12         928.57   Lakeland
    59               Timberline Remote Time                    2/6/2003       1,484.00         247.34   Lakeland
                     Entry Module 2 Users
    60               Server and 5 Licenses                    2/26/2003       4,808.61         801.44   Lakeland
                     w/ Related Software
    61               U3-1100Z XGA                             2/17/2003       2,424.75         404.13   Lakeland
                     Multimedia Projector
    62               IBM Server for Virginia                  2/28/2003       3,171.52         528.59   Chesapeake
    63               Add'l COO Furniture                      3/11/2003       1,093.94         546.97   Lakeland
    64               Laptop w/DVD/CWR 256 MB                  3/31/2003       1,206.68         201.11   Lakeland
    65               Laptop w/DVD/CWR 256 MB                  3/31/2003       1,206.68         201.11   Lakeland
    66               IBM ThinkPad w/ Pt Replicator            4/30/2003       2,644.38         514.19   Lakeland
                     and 17 LCD Screen"
    67               IBM ThinkPad                             4/30/2003       1,906.52         370.71   Network
                                                                                                        Services
    68               IBM Thinkpad T30 P4m-1.8G 40GB           6/30/2003       1,683.78         420.95   Lakeland
    69               Procurve Switch/Module                   6/30/2003       3,094.20         773.54   Lakeland
    70  Ghost Sftwr  Ghost 7.5 Corp Backup                    6/30/2003       1,017.60         254.40   Lakeland
                     Software-Network
    71  IBMThinkPad  IBM Think Pad Laptop Computer            6/30/2003       1,362.10         340.53   Lakeland
    72               Upgrade to Timberline Software           7/31/2003      23,141.10      13,113.29   Lakeland
    73               Financial Statements Timberline          8/19/2003         800.00         466.67   Lakeland
    74               Job cost                                 8/26/2003         600.00         350.00   Lakeland
                     /Payroll COnsulting Timberline
    75               IBM Laptop R40 Series - Network          7/15/2003       3,354.52         838.64   Lakeland
    76               F&F                                      8/31/2003         833.71         486.34   Lakeland
    77               F&F for Janet                            8/31/2003         781.77         456.03   Lakeland
    78               Wireless Software                        7/31/2003       1,147.87         318.86   Lakeland
                     for Sales Department
    79               FAS Network System                      10/31/2003       2,474.73         893.66   Lakeland
    80               IBM Think Pad                            9/30/2003       2,069.12         689.69   Lakeland
                     R-40 Pent 4m 1.5GHZ
    81               Hardware for Server                      9/30/2003       2,366.98         788.99   Lakeland
    82               IBM Desktop w/monitor                    9/30/2003       1,069.38         356.45   Lakeland
    83               IBM Desktop w/ monitor                   9/30/2003       1,069.38         356.45   Lakeland
    84               Unitbid Estinating Project              10/31/2003       8,480.00       3,062.22   Lakeland
                     Management Solution Software
    85               Viewsonic E70 Black                      9/30/2003         795.00         265.01   Lakeland
                     X17 Flat Screen (Qty5)"
    86               Computer-Xeon 2.4Ghz 512MB               9/30/2003       1,166.00         388.65   Lakeland


                                  Page 1 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
    87               X18.1 Flat Panel LCD                     9/30/2003       1,404.50         468.17   Lakeland
                     Digital Monitor Pearl White (Qty2)"
    88               NetVista M42-P4                          9/30/2003         511.00         170.33   Lakeland
                     X2.26GHZ/512KB,256MB
    89               NetVista M42-P4                          9/30/2003         514.10         171.37   Lakeland
                     X2.26GHZ/512KB,256MB
    90               NetVista M42-P4                          9/30/2003         514.20         171.41   Lakeland
                     X2.26GHZ/512KB,256MB
    91               NetVista M42-P4                          9/30/2003         514.10         171.37   Lakeland
                     X2.26GHZ/512KB,256MB
    92               NetVista M42-P4                          9/30/2003         514.10         171.37   Lakeland
                     X2.26GHZ/512KB,256MB
    93               NetVista M42-P4                          9/30/2003         514.10         171.37   Lakeland
                     X2.26GHZ/512KB,256MB
    94               NetVista M42-P4                          9/30/2003         514.10         171.37   Lakeland
                     X2.26GHZ/512KB,256MB
    95               NetVista M42-P4                          9/30/2003         514.10         171.37   Lakeland
                     X2.26GHZ/512KB,256MB
    96               NetVista M42-P4                          9/30/2003         514.10         171.37   Lakeland
                     X2.26GHZ/512KB,256MB
    97               NetVista M42-P4                          9/30/2003         514.10         171.37   Lakeland
                     X2.26GHZ/512KB,256MB
    98               ThinkPad 128MB SDRAM                     9/30/2003         265.00          88.35   Lakeland
    99               TPT23-PIII 1.2Ghz 128MB                  9/30/2003       1,272.00         424.01   Lakeland
   100               TPT23-PIII 1.2Ghz 128MB                  9/30/2003       1,272.00         424.01   Lakeland
   101               TPT23-PIII 1.2Ghz 128MB                  9/30/2003       1,272.00         424.01   Lakeland
   102               TPT23-PIII 1.2Ghz 128MB                  9/30/2003       1,272.00         424.01   Lakeland
   103               TPT23-PIII 1.2Ghz 128MB                  9/30/2003       1,272.00         424.01   Lakeland
   104               Win Svr STD 2003,                       10/31/2003       3,919.70       1,415.45   Lakeland
                     Exchange svr 2003 office pro
   105               Sales Tax for Dartek                    10/31/2003          79.47          28.70   Lakeland
                     invoice#888067
   106               Server Hardware & Software              11/30/2003       3,669.30       1,426.95   Lakeland
   107               IBM Computer Equipment                  12/23/2003      22,142.75       9,226.15   Lakeland    IBM
   108               Software License for                    12/31/2003       1,995.00         831.25   Lakeland
                     Workshare Deltaview Software
   109               Additonal Amount needed for               1/1/2004         119.70          49.88   Lakeland
                     WOrkshare Sales Tax
   110               Printer- HPC7770C                        2/29/2004       4,418.69       2,086.61   Lakeland
                     Design Jet 500PS 42 Plotter"
   111               Computer Equipment                       2/29/2004       9,618.82       4,542.21   Lakeland    IBM
                     IBM Lease Part2
   112               Konica 7130 Copier                       2/29/2004      13,232.63       6,248.74   Lakeland    Fleet Capital
                                                                                                                    Leasing/BOA
   113               Abode Acrobat 6.0 Pro                    4/30/2004       1,437.70         758.79   Lakeland
   114               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   115               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   116               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   117               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   118               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   119               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   120               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   121               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   122               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   123               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   124               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   125               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   126               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   127               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   128               Workstation                              6/30/2004       1,596.43       1,197.32   Lakeland
   129               Workstation                              6/30/2004       1,596.51       1,197.39   Lakeland
   130               ProEstimate Software                     7/31/2004      13,750.00       8,402.79   Lakeland
   131               SwithView IP Single Port,                7/31/2004       1,498.44         915.72   Lakeland
                     and 1X8 8 Port Outlook
                     Console Switch
   132               Procurve Swch 2650 48 PT 10/1            8/31/2004       1,169.37         747.10   Lakeland
   133               Procurve Swch 2650 48 PT 10/1            8/31/2004       1,169.37         747.10   Lakeland
   134               Desktop EXP TC A300 Intell Pent          8/31/2004         438.51         280.17   Lakeland
   135               Desktop EXP TC A300 Intell Pent          8/31/2004         438.51         280.17   Lakeland
   136               Desktop EXP TC A300 Intell Pent          8/31/2004         438.51         280.17   Lakeland
   137               Desktop EXP TC A300 Intell Pent          8/31/2004         438.51         280.17   Lakeland
   138               Desktop EXP TC A300 Intell Pent          8/31/2004         438.53         280.18   Lakeland
   139               Desktop TC M50 Pentium 4 3.0 HT          8/31/2004         670.31         428.24   Lakeland
   140               ThinkVision L170 Monitors                8/31/2004       2,542.58       1,624.41   Lakeland
                     X (Qty5)
   141               ThinkPad Laptop P4-M 1.7Ghz,             8/31/2004       1,696.00       1,083.57   Lakeland
                     X512MB, 60GB 7200rpm
   142               ThinkPad Laptop P4-M 1.7Ghz,             8/31/2004       1,696.00       1,083.57   Lakeland
                     X512MB, 60GB 7200rpm
   143               ThinkPad Laptop P4-M 1.7Ghz,             8/31/2004       1,696.00       1,083.57   Lakeland
                     X512MB, 60GB 7200rpm
   144               Leasehold Improvements for               8/31/2004      15,990.09      10,215.88   Lakeland
                     X26 Lake Wire
   145               Citrix MF XP Presentation               10/31/2004       1,936.23       1,344.61   Lakeland
   146               Open Term Svr 2003 User Cal             10/31/2004       1,609.64       1,117.81   Lakeland
   147  DB3909       VERMEER 2440A                            9/15/1998      75,890.00      11,202.67   Tampa
                     BORING MACHINE
   149  TT2402       X1992 FREIGHTLINER FL112                  3/2/1996      23,352.00              -   Tampa
                     TRACTOR W/MIX
   150  F107         X1984 DEERE 644C LOADER                  9/14/1987      78,671.25              -   Tampa
   151  F109         JOHN DEERE 544C LOADER                  10/15/1991      21,200.00              -   Tampa
   152  AC4504       X1990 INGERSOLL RAND                      6/1/1993       6,086.30              -   Tampa
                     P175 AIR COMPRESSOR
   153  AC4506       X1997 INGERSOLL RAND                     1/24/1995       7,430.00              -   Tampa
                     X185WJD AIR COMPRESSOR
   154  ET3002       X1986 HMDEE EQUIP TRAILER               11/28/1986         325.00              -   Tampa
   155  ET3003       X1988 INTERSTATE                         9/25/1987       6,536.25              -   Tampa
                     EQUIP TRAILER
   156  ET3009       X1983 DITCH WITCH                         3/1/1991       3,745.00              -   Tampa
                     EQUIP TRAILER
   157  ET3010       X1984 DITCH WITCH                        5/21/1991       3,745.00              -   Tampa
                     EQUIP TRAILER
   158  ET3012       X1984 INTERSTATE TRAILER                  6/2/1992       2,500.00              -   Tampa
   159  ET3014       X1989 EAGER BEAVER                        6/2/1992       4,000.00              -   Tampa
                     EQUIP TRAILER
   160  ET3015       X1989 DITCH WITCH TRAILER                 6/2/1992       1,000.00              -   Tampa
   161  ET3016       X1985 INTERSTATE TRAILER                  6/2/1992       3,700.00              -   Tampa
   162  CT3166       X1988 BUTL CABLE TRAILER                 8/25/1994       1,200.00              -   VNS
   163  ET3025       X1994 BELSHE EQUIP TRAILER               2/17/1995       6,928.34              -   Tampa
   164  ET3030       X1996 BELSHE EQUIP TRAILER               1/22/1996       7,966.08              -   Conyers
   165  ET3033       X1996 BELSHE EQUIP TRAILER               4/19/1996       7,966.08              -   Conyers
   166  ET3034       X1996 BELSHE EQUIP TRAILER               4/22/1996       7,966.08              -   Tampa
   167  ET3035       X1996 BELSHE EQUIP TRAILER               7/12/1996       7,978.58              -   Tampa
   168  TK1711       X1988 FORD F350 1TON TRUCK               8/19/1993      11,042.73              -   Tampa
   169  TR1517       X1990 FORD F450 1TON TRUCK                2/7/1995      13,864.45              -   Tampa
   170  CT2750       X1989 FORD F800                          1/25/1996      40,900.00              -   Conyers
                     WITH 12TON CRANE
   171  TR1506       X1996 FORD F350 1TON TRUCK               2/23/1996      21,451.48              -   Raleigh
   172  DT2602       X1991 INTERNATIONAL                      4/25/1996      16,421.00              -   Conyers
                     DUMP TRUCK
   173  TK1745       X1998 FORD F800 2TON TRUCK                5/5/1998      28,589.92              -   Chesapeake
   175  TR1528       X1999 FORD F450 1TON TRUCK               5/11/1998      28,589.92              -   Tampa
   176  TR1527       X1999 FORD F450 1TON TRUCK               5/11/1998      28,589.92              -   VNS
   177  ET3073       X1998 BELSHE T142EP                      5/12/1998       6,773.84              -   VNS
                     EQUIP TRAILER
   178  TR1531       X1997 FORD F350 1TON TRUCK               5/21/1998      28,589.92              -   Tampa


                                  Page 2 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
   179  TR1530       X1999 FORD F350 1TON TRUCK               5/21/1998      28,589.92              -   Tampa
   180  TR1529       X1997 FORD F350 1TON TRUCK               5/21/1998      28,589.92              -   Raleigh
   181  ET3072       X1998 BELSHE DT2552EP                    5/21/1998      11,391.61              -   Tampa
                     EQUIP TRAILER
   183  ET3074       X1998 BELSHE DT2552EP                    6/12/1998      10,915.00              -   Tampa
                     EQUIP TRAILER
   185  P0423        X1998 FORD F150                          7/22/1998      19,531.10              -   Raleigh
                     X4x4 P/U TRUCK
   186  ET3050       X1997 BELSHE WB2EP                      11/13/1997       4,271.00              -   Tampa
                     EQUIP TRAILER
   187  TK1731       X1998 FORD F800 2TON TRUCK               2/13/1998      36,979.00              -   Chesapeake
   188  TK1730       X1998 FORD F800 2TON TRUCK               2/13/1998      36,979.00              -   Tampa
   189  TK1729       X1998 FORD F800 2TON TRUCK               2/13/1998      35,430.00              -   Chesapeake
   190  TK1726       X1998 FORD F800 2TON TRUCK               2/13/1998      35,430.00              -   Raleigh
   191  TK1735       X1998 FORD F800 2TON TRUCK               2/14/1998      37,430.00              -   Chesapeake
   192  TK1734       X1998 FORD F800 2TON TRUCK               2/14/1998      36,979.00              -   Tampa
   193  TK1733       X1998 FORD F800 2TON TRUCK               2/14/1998      36,979.00              -   Chesapeake
   194  TK1732       X1998 FORD F800 2TON TRUCK               2/14/1998      36,979.00              -   Chesapeake
   195  TK1739       X1998 FORD F800 2TON TRUCK               2/15/1998      37,178.00              -   Chesapeake
   196  TK1738       X1998 FORD F800 2TON TRUCK               2/15/1998      37,178.00              -   Chesapeake
   197  TK1736       X1998 FORD F800 2TON TRUCK               2/15/1998      37,430.00              -   Chesapeake
   198  BH4330       X1998 FORD 555E 4WD BACKHOE              2/27/1998      47,170.00              -   Conyers
   199  ET3053       X1998 INTERSTATE                         2/28/1998       7,796.00              -   Tampa
                     EQUIP TRAILER
   200  BH4324       X1998 FORD 555E 4WD BACKHOE              2/28/1998      47,170.00              -   Conyers
   201  BH4320       X1996 FORD 555E 4WD BACKHOE               3/2/1998      49,500.00              -   Conyers
   202  BH4331       X1998 FORD 555E 4WD BACKHOE               3/6/1998      47,170.00              -   Conyers
   203  ET3057       X1997 BELSHE EQUIP TRAILER               3/10/1998       3,859.00              -   Raleigh
   204  BH4333       X1998 FORD 555E 4WD BACKHOE              3/12/1998      47,170.00              -   VNS
   205  TR1526       X1996 FORD F450 1TON TRUCK               3/19/1998      28,352.00              -   Raleigh
   206  ET247        X1998 BELSHE T14                         4/14/1998       6,420.00              -   Tampa
                     EQUIP TRAILER
   207  ET3062       X1998 BELSHE EQUIP TRAILER               4/14/1998       6,512.00              -   Tampa
   209  P0410        X1998 CHEVY Z71 1500                     4/16/1998      24,022.00              -   Tampa
                     P/U TRUCK
   210  P0411        X1998 FORD RANGER                        4/20/1998      12,898.00              -   Tampa
                     P/U TRUCK
   211  P0420        X1998 FORD F150 P/U TRUCK                 5/1/1998      16,474.00              -   Chesapeake
   212  P0419        X1998 FORD F150 P/U TRUCK                 5/1/1998      16,474.00              -   Chesapeake
   213  P0418        X1998 FORD F150 P/U TRUCK                 5/1/1998      16,474.00              -   Albany
   214  P0417        X1998 FORD F150 P/U TRUCK                 5/1/1998      16,474.00              -   Chesapeake
   215  P0416        X1998 FORD F150 P/U TRUCK                 5/1/1998      16,474.00              -   Tampa
   216  P0415        X1998 FORD F150 P/U TRUCK                 5/1/1998      16,474.00              -   Chesapeake
   217  P0414        X1998 FORD F150 P/U TRUCK                 5/1/1998      16,474.00              -   Chesapeake
   218  TK1750       X1998 FORD F800 2TON TRUCK                5/5/1998      28,590.00              -   Chesapeake
   219  TK1747       X1998 FORD F800 2TON TRUCK                5/5/1998      28,590.00              -   Chesapeake
   220  TK1746       X1998 FORD F800 2TON TRUCK                5/5/1998      28,590.00              -   Chesapeake
   221  TK1752       X1987 INTERNATIONAL                      7/19/1995      17,287.00              -   VNS
                     X1900 2TON TRUCK
   222  ET3076       X1995 BUTLER EQUIP TRAILER               9/12/1995       3,408.00              -   Conyers
   223  ET3086       X1995 BUTLER EQUIP TRAILER               9/12/1995       3,408.00              -   Tampa
   224  TT2401       X1992 FREIGHTLINER                       1/22/1997      41,359.02              -   Tampa
                     TRACTOR W/MIX
   225  ET3044       X1996 BELSHE EQUIP TRAILER                3/7/1997       9,084.84              -   Tampa
   226  CT3164       X1997 CABLE TRAILER                       5/1/1997       8,462.00              -   Tampa
   227  TM3560       X1997 DITCH WITCH TRENCHER              10/24/1997      50,292.95              -   Conyers
   229  ET3069       X1998 BELSHE EQUIP TRAILER               3/10/1998       3,843.02              -   Conyers
   230  ET3067       X1998 BELSHE EQUIP TRAILER               3/10/1998       3,859.06              -   Tampa
   231  TM3561       X1998 DITCH WITCH                        3/24/1998      49,828.37              -   Tampa
                     X5110 TRENCHER
   232  TM3562       X1998 DITCH WITCH                         4/1/1998      49,853.55              -   Conyers
                     X5010 TRENCHER
   233  TM3302       X1998 DITCH WITCH TRENCHER               1/30/1999      10,272.69              -   Chesapeake
   234  VT2253       X1998 VACTRON                            1/30/1999      24,556.50              -   Tampa
                     VACUUM TRAILER
   235  P0425        X1999 CHEVY Z71 P/U TRUCK                 4/2/1999      29,989.84              -   Conyers
   236  TH3252       X1999 BOBCAT 320E                        7/27/1999      25,016.00              -   Tampa
                     MINI TRACKHOE
   237  P0427        X1999 CHEVY Z71                          8/10/1999      32,465.84              -   Tampa
                     X1500 P/U TRUCK
   238  BH4337       X2000 JOHN DEERE                         3/15/2000      54,696.00              -   Tampa
                     X310E 4WD BACKHOE
   239  BH4338       X2000 CASE 580L 4WD BACKHOE              4/12/2000      40,971.00              -   Tampa
   240  VT2256       X2000 RINGOMATIC                         2/24/2000      18,020.00              -   Tampa
                     VACUUM TRAILER
   241  VT2257       X2000 RINGOMATIC                          5/9/2000      18,020.00              -   Tampa
                     VACUUM TRAILER
   242  ET3094       X1994 TRAILKING EQUIP TRAILER            4/28/2000      17,000.00              -   Tampa
   243  FK5602       X1990 CASE 586E FORKLIFT                 2/10/2000      12,770.00       1,154.87   Tampa
   244  X1P0707      X1997 FORD F250 P/U TRUCK               12/14/1999      12,846.00              -   Tampa
   245  A0114        X2000 GMC YUKON DENALI                   12/2/1999      42,000.00              -   Raleigh
   246  P0429        X2000 CHEVY Z71 P/U TRUCK               12/13/1999      31,475.00              -   VNS
   247  P0431        X2000 GMC Z71 P/U TRUCK                  1/26/2000      29,300.00              -   Tampa
   248  A0101        X2000 FORD                               9/27/2000      21,657.00              -   Lakeland
                     CROWN VICTORIA CAR
   249  P0434        X2000 GMC Z71 P/U TRUCK                  10/5/2000      23,127.00              -   Tampa
   250  TH3253       X2000 BOBCAT 322                          3/2/2000      25,016.00              -   Tampa
                     MINI TRACKHOE
   251  TTO4A        TRUCK                                    3/13/2000      29,680.00              -   Tampa
   252  TT2403       X1994 FORD LT9000 TRACTOR                4/28/2000      23,000.00              -   Tampa
   254  C159         VERMEER INTERRAGATOR II                  12/1/2000      44,414.00       1,480.04   Tampa
   255  TK1765       X2001 INTERNATIONAL                      11/7/2000      53,302.31         146.88   Tampa
                     X4700 2TON TRUCK
   256  AC4520       X1998 INGERSOLL RAND                     9/27/2001       6,741.00              -   Tampa
                     P185 AIR COMPRESSOR
   257  AC4522       X1998 INGERSOLL RAND                     9/27/2001       6,741.00       1,348.55   Conyers
                     P185 AIR COMPRESSOR
   258  BH4340       X2001 CASE 580M BACKHOE                  2/14/2001      43,462.00       2,897.20   Tampa
   259  BH4341       X1998 JOHN DEERE                         5/29/2001      35,666.66       4,755.13   Raleigh
                     X310SE BACKHOE
   260  BH4342       X1998 JOHN DEERE                         5/29/2001      35,666.67       4,756.13   Tampa
                     X310E BACKHOE
   261  BH4343       X1998 JOHN DEERE                         5/29/2001      35,666.68       4,755.09   Tampa
                     X310SE BACKHOE
   262  TM3354       X2001 CASE 460 TRENCHER                  8/16/2001      26,783.20       4,910.26   Tampa
   263  TM3355       X2001 CASE 460 TRENCHER                  8/16/2001      32,254.92       5,913.43   Tampa
   264  TM3356       X2001 CASE 460 TRENCHER                  8/16/2001      32,254.92       5,913.43   Raleigh
   265  ET6000       X2001 BELSHE EQUIP TRAILER               5/29/2001       7,490.00         998.67   Tampa
   266  ET6001       X2001 BELSHE EQUIP TRAILER               5/29/2001       7,490.00         998.67   Conyers
   267  ET6005       X2001 EAGER BEAVER                       8/16/2001       4,673.24         856.75   Raleigh
                     EQUIP TRAILER
   268  ET6006       X2001 EAGER BEAVER                       8/16/2001       4,673.24         856.75   Tampa
                     EQUIP TRAILER
   269  ET6007       X2001 EAGER BEAVER                       8/16/2001       4,673.26         856.77   Tampa
                     EQUIP TRAILER
   270  A0117        X2001 GMC YUKON P/U TRUCK                4/27/2001      39,152.91       4,567.85   Lakeland
   271  A0105        X2001 TOYOTA SEQUOIA                     7/16/2001      44,197.07       7,366.20   Network
                                                                                                        Services
   272  P0440        X1997 FORD F150                          10/3/2001       9,300.00       2,015.00   Raleigh
                     X4x4 P/U TRUCK
   273  P0441        X1997 FORD F150                          10/5/2001      10,800.00       2,340.00   Conyers
                     X4x4 P/U TRUCK


                                  Page 3 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
   274  TK1769       X1997 FREIGHTLINER                       5/29/2001      22,310.00       2,974.67   Tampa
                     X2TON TRUCK
   275  TK1769       X1997 FREIGHTLINER                       5/29/2001       7,130.48         950.72   Tampa
                     X2TON TRUCK
   276  TK1773       X1997 INTERNATIONAL                      10/5/2001      21,457.80       4,649.19   Raleigh
                     X4900 2TON TRUCK
   277  TK1774       X1997 INTERNATIONAL                      10/5/2001      20,172.00       4,370.60   Tampa
                     X4900 2TON TRUCK
   278  TH3254       X2001 DAEWOO MINI TRACKHOE               5/29/2001      22,631.00       3,017.47   Conyers
   279  AC4523       X1998 INGERSOLL RAND                    12/10/2001       5,814.10              -   Tampa
                     P185 AIR COMPRESSOR
   280  TH3255       X2001 DAEWOO SOLAR                        1/8/2002      20,352.00       5,088.00   Tampa
                     MINI TRACKHOE
   281  ET6009       X2001 ANDERSON                            1/8/2002       2,279.00         569.76   Tampa
                     S6125T EQUIP TRAILER
   282  ET6010       X2002 BELSHE                             1/25/2002      10,275.00       2,740.00   Tampa
                     DT255 EQUIP TRAILER
   283  AC4527       X1998 INGERSOLL RAND                      2/1/2002       6,463.00       1,723.47   Conyers
                     P185 AIR COMPRESSOR
   284  CT3165       HOMEMADE 2-REEL TRAILER                   2/4/2002         900.00              -   Tampa
   285  ET6011       X2002 CUSTOM BORING TRAILER               3/4/2002      14,170.70       4,015.03   Tampa
   286  DB3800       X2002 VERMEER                             3/4/2002     116,066.30              -   Tampa       Vermeer
                     BORING MACHINE
   287  parchem040   Parche                                    4/1/2002       5,863.33              -   Tampa
   288  DB3909-01    VERMEER 2440A                             4/1/2002       3,552.82              -   Tampa
                     BORING MACHINE REPAIR
   289  ET6078       X2002 BELSHE EQUIP TRAILER               4/10/2002       3,204.65         961.40   Raleigh
   290  ET6012       X2002 BELSHE EQUIP TRAILER               4/10/2002       3,204.65         961.40   Raleigh
   291  ET6014       X2002 BELSHE EQUIP TRAILER               4/10/2002       3,204.65         961.40   Tampa
   292  DB3909-02    VERMEER 2440A                            4/10/2002       3,056.54              -   Tampa
                     BORING MACHINE REPAIR
   293  BH4332       X1998 FORD 555E                          4/16/2002       2,803.96              -   Tampa
                     X4WD BACKHOE
   294  FK5601       X1979 CLARK C500Y                        4/24/2002       4,912.06              -   Tampa
                     X150 FORKLIFT
   295  TK1730       X1998 FORD F800 2TON TRUCK               4/26/2002       2,842.13              -   Tampa
   296  TK1778       X2001 INTERNATIONAL                      10/4/2002      60,016.30      24,006.53   Tampa       Enterpise
                     X4400 2TON LOADER
   297  TK1779       X2001 INTERNATIONAL                     10/10/2002      60,016.30      24,006.53   Tampa       Enterpise
                     X4400 2TON LOADER
   298  DB3904       X2002 DITCH WITCH                        9/23/2002     108,457.61              -   Tampa       Applied
                     JT1720 BORING MACHINE                                                                          Financial
   299  TM3372       X2002 DITCH WITCH                        9/23/2002      30,295.72              -   Raleigh     Applied
                     X3700 TRENCHER                                                                                 Financial
   300  DB3716       X2002 DITCH WITCH                        9/23/2002      76,228.02              -   Network     Applied
                     JT920 BORING MACHINE                                                               Services    Financial
   301  DB3717       X2002 DITCH WITCH                        9/23/2002      76,228.02              -   Network     Applied
                     JT920 BORING MACHINE                                                               Services    Financial
   302  DB3905       X2002 DITCH WITCH                        9/23/2002     154,196.30              -   Tampa       Applied
                     JT1720 BORING MACHINE                                                                          Financial
   303  DB3906       X2002 DITCH WITCH                        9/23/2002     140,655.57              -   Tampa       Applied
                     JT1720 BORING MACHINE                                                                          Financial
   304  TM3373       X2002 DITCH WITCH                        9/23/2002      30,295.71              -   Conyers     Applied
                     X3700 TRENCHER                                                                                 Financial
   305  TM3375       X2002 DITCH WITCH                        9/23/2002      30,295.71              -   Tampa       Applied
                     X3700 TRENCHER                                                                                 Financial
   306  TM3374       X2002 DITCH WITCH                        9/23/2002      30,295.71              -   Raleigh
                     X3700 TRENCHER
   307  FK5618       Forklift                                10/31/2002      16,671.68         463.10   Tampa
   308  TR1602       X2003 FORD F450                          3/31/2003      33,147.79      16,573.90   VNS         Enterpise
                     X1TON TRUCK
   309  BI5112       X2003 FORD F450                          3/31/2003      32,875.37      16,437.70   Tampa       Enterpise
                     X1TON TRUCK
   310  TR1604       X2003 FORD F450                          3/31/2003      33,290.89      16,645.44   Tampa       Enterpise
                     X1TON TRUCK
   311  TR1605       X2002 Ford F450                          3/31/2003      33,290.89      16,645.44   Tampa       Enterpise
                     X1 Ton Truck w/ 10' Flatbed
   312  TR1606       X2002 Ford F450                          3/31/2003      33,290.89      16,645.44   Tampa       Enterpise
                     X1 Ton Truck w/ 10' Flatbed
   313  TR1607       X2002 Ford F450                          3/31/2003      32,875.37      16,437.70   Tampa       Enterpise
                     X1Ton Truck w/ 10' Flatbed
   314  TR1608       X2002 Ford F-450                         3/31/2003      33,290.89      16,645.44   Tampa       Enterpise
                     X1 Ton Truck w/ 10' Flatbed
   315  F107-A       Major Repair-                            4/30/2003       5,899.70       1,147.17   Tampa
                     John Deere 644C F107
   316  TM3356       Major Repair Kubota Engine               5/15/2003       4,777.66         929.00   Raleigh
   317  TM3562-A     Major Repair on Trencher                 5/30/2003       3,288.95         730.86   Conyers
   318  DB4026       Vermeer D33X44 Navigator                 5/31/2003     207,173.01     110,492.28   Tampa       Vermeer
   319  DB4026-A     Part for Vermeer DB4026                  8/31/2003       2,928.75         894.90   Tampa
   320  ET6071       Dump Trailer #20981                      8/31/2003       6,218.57       3,627.51   Tampa       Ge Capital #1
   321  ET6073       Dump Trailer #20983                      8/31/2003       6,218.57       3,627.51   Tampa       Ge Capital #1
   322  ET6074       Dump Trailer #209684                     8/31/2003       6,218.57       3,627.51   Tampa       Ge Capital #1
   323  DB3909-03    VERMEER 2440                             8/31/2003      11,504.68       3,515.33   Tampa
                     BORING MACHINE REPAIR
   324               X820DW DRILL RODS                       10/31/2003       6,247.48       2,256.05   Tampa
   325  P0440-A      Engine Repair work                      11/30/2003       1,385.65         538.87   Raleigh
   326  DZ4200       X1988 Caterpiller D4C Dozer               5/8/1989      59,594.00              -   Tampa
   327  CP4050       X1978 Parson DP60 Cable Plow              3/1/1982      22,500.00              -   Tampa
   328  FL4552       Front End Loader                          8/1/1996      77,316.00              -   Tampa
   329               COMPUTER SERVER                          2/18/1997       9,555.91              -   Tampa
   330  P0473        X1992 FORD F-150 P/U TRK                 1/13/1995       8,650.00              -   Conyers
   332  TR1546       X1990 FORD F350                           4/1/1990      14,523.00              -   Chesapeake
   333  TR1548       X1992 FORD F-350                         8/25/1992      19,378.00              -   Chesapeake
   334  TR1549       X1992 FORD F-350 W/UB                     9/3/1992      16,391.00              -   Chesapeake
   338  TR1575       X1993 FORD F-350                         8/13/1993      20,452.00              -   Tampa
   339  TR1554       X1993 FORD F-350 W/UB                   11/22/1993      21,622.00              -   Chesapeake
   340  TR1555       X1993 FORD F-350 W/UB                   11/22/1993      21,622.00              -   Chesapeake
   341  TR1556       X1995 FORD F-350 W/UB                   12/30/1994      24,108.00              -   Chesapeake
   342  TR1579       X1995 FORD F-350 W/UB                   12/30/1994      23,929.00              -   Tampa
   344  TR1577       X1995 FORD F-350 W/UB                    1/24/1995      24,110.00              -   Tampa
   346  TR1585       X1995 FORD F-350 W/UB                     2/2/1995      24,110.00              -   Conyers
   347  P0485        PICKUP TRUCK 1997 GMC                     1/2/1997      26,774.00              -   Conyers
   350  FB2004       X1984 FORD                                4/1/1990      13,000.00              -   Tampa
                     LN8000 FLATBED
   352  FK5616       X1983 CLARK FORKLIFT                      4/1/1990       4,000.00              -   Tampa
   353  FB2005       X1989 FORD LN 8000                      11/17/1993      65,867.00              -   Tampa
                     BOOM AUGER TRK
   354  CT2753       X1990 FORD F-800 BOOM TRK                 1/1/1990      28,014.00              -   Raleigh
   356  CT2756       X1996 BOOM/AUGER TRUCK                   2/21/1996     107,526.78              -   Chesapeake
   357  CT2765       X96 FORD FT-900D                          4/8/1996     106,384.04              -   Tampa
                     BOOM AUGER TRK
   358  CT2761       X96 FORD FT-900D                          4/8/1996     106,384.04              -   Tampa
                     BOOM AUGER TRK
   359  TK1793       X1985 FORD F-700 BOOM TRK                10/1/1989      20,652.00              -   Chesapeake
   361  BI5108       X93 FORD F700 BUCKET TRK                 5/15/1996      38,185.00              -   Raleigh
   362               CRASH CUSHION                            2/16/1995       7,408.00              -   Tampa
   363  PI7001       POST DRIVER-94                            3/4/1997      69,000.00              -   Chesapeake
                     INTERNATIONAL
   364  PD8002       X1982 FORD LNT8000                        4/1/1990      15,000.00              -   Tampa
                     TEXOMA/STERLING
   365  PD8000       X1998 vOLVO WG64 W/ DIGGER               9/18/1997     177,535.99              -   Raleigh
   366  TT2409       X1990 KENWORTH                           5/19/1993      29,576.00              -   Chesapeake
                     TRLR -MULTI REAR AXLE
   369  ET6026       X1977 VULCAN LOWBOY                       3/1/1987       6,876.00              -   Tampa
                     SEMI TRLR
   370  ET6026-A     X1977 VULCAN LOWBOY                      10/1/1989       6,822.00              -   Tampa
   371  ET6041       TRAILER 97 CHALLENGER                    3/18/1997      22,686.55              -   Chesapeake
   372  TK1796       X1986 INTERNATIONAL                       1/1/1986           0.01              -   Chesapeake
   373  MT4714       X1994 HMD SIGN                           10/1/1995       2,570.00              -   Tampa
                     TRLR -EQUIPMT 2 AXLE
   374  MT4715       X1994 HMD SIGN                           10/1/1995       2,570.00              -   Tampa
                     TRLR -EQUIPMT 2 AXLE
   375  ET6036       X1974 MIDMARK                            10/1/1989         794.00              -   Chesapeake
                     TRENCHER TRLR
   376  ET6043       TRAILER TANDEM DUAL                      4/10/1997       5,457.00              -   Tampa
   377  CT3151       X1985 HMD EQUIP                           4/1/1984       1,758.00              -   Chesapeake
                     TRLR - EQUIPMT 3 AXLE


                                  Page 4 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
   378  ET6063       X1996 HOOPER                              5/1/1996       5,307.00              -   Conyers
                     TRLR -EQUIP 2AXLE DUAL TIRE
   379  MT4703       X1987 HUDSON EQPT                         2/8/1991         500.00              -   Chesapeake
                     X2 AXLE TR
   380  TK1785       DUMP TRUCK REPAIR                         3/4/1998       5,000.00              -   Chesapeake
   382  AC4537       X1989 INGERSOLL RAND                     2/12/1993       6,709.00              -   Chesapeake
                     AIR COMPRESSOR
   383  TR1591       X1995 FORD F-350 W/UB                   12/30/1994           0.01              -   Conyers
   384  TM3453       X1981 DW 4010 TRENCHER                    1/1/1989           0.01              -   Chesapeake
   386  CT3152       VACUUM TRAILER                           1/23/1997      13,830.00              -   Tampa
   387  ST4850       ARROW BOARD                              3/25/1993       3,941.00              -   Chesapeake
   388  ST4878       VMS BOARD                               11/19/1993      19,855.00              -   Tampa
   389  FK5617       CLARK FORKLIFT                            1/1/1999           0.01              -   Tampa
   390  DT2604       X1986 GMC TOP KICK DUMP                  12/8/1997      16,075.69              -   Chesapeake
   391  DT2609       X1985 FORD DUMP TRUCK                    12/8/1997      14,213.67              -   Tampa
   392  PI7004       X1997 FORD TRK W/ POUNDER                2/26/1998      84,960.98              -   Tampa
   393  TR1554-A     X12' FLATBED                              3/4/1998       3,894.80              -   Chesapeake
                     WITH HEADBOARD
   394  FL4602       MELROE 853 BOBCAT                         8/1/1998      18,038.75              -   Chesapeake
   395  FL4601       MELROE 853 BOBCAT                         8/1/1998      18,038.75              -   Tampa
   396               Building - 7750 Professional Place       1/31/1998     800,000.00     493,333.12   Tampa
   397  ET6042       Trailer Trail King 92'                   3/31/1999      14,500.00              -   Tampa
   398  TT2407       X1993 Ford Tractor                       3/31/1999      31,500.00              -   Tampa
   399  ST4854       Sunray 380 VMS                           7/27/1999      18,590.00              -   Chesapeake
   400  ST4855       Sunray 380 VMS                           7/27/1999      18,590.00              -   Chesapeake
   401  ST4856       Sunray 380 VMS                           7/27/1999      18,590.00              -   Chesapeake
   402  ST4857       Sunray 380 VMS                           7/27/1999      18,590.00              -   Chesapeake
   403  ST8824       Sunray 380 VMS                           7/27/1999      18,590.00              -   Chesapeake
   404  ST4863       Sunray Arrowboard 15                      9/1/1999       3,995.00              -   Chesapeake
   405  ST4864       Sunray Arrowboard 15                      9/1/1999       3,995.00              -   Chesapeake
   406  P0456        X1999 GMC Sierra Pickup                 10/29/1999      31,311.75              -   Chesapeake
   408  TR1559       X1996 FORD F-SUPER DUTY                   6/5/1996      27,805.74              -   Chesapeake
   409  TR1560       X1996 FORD F-SUPER DUTY                   6/5/1996      27,805.74              -   Chesapeake
   410  TR1561       X1996 FORD F-SUPER DUTY                   6/5/1996      27,805.74              -   Chesapeake
   413  FB2000       X1990 IHC 4900 FLATBED                   5/23/1996      17,205.00              -   Chesapeake
   414  TK1782       X1985 FORD F700 FLTBD DUMP                5/1/1990       5,500.00              -   Chesapeake
   416  TK1786       X1981 FORD FLTBD DUMP                    9/20/1994       8,000.00              -   Chesapeake
   417  FB2002       X1987 INT'L FLTBD DUMP                  12/21/1995       8,000.00              -   Chesapeake
   418  FB2003       X1989 IHC 1954 FLTBD DUMP                5/23/1996      15,485.00              -   Chesapeake
   419  TK1787       X1989 IHC 1954 FLTBD DUMP                5/23/1996      15,485.00              -   Chesapeake
   420  TK1791       X1992 FORD F600                         12/22/1993      21,200.00              -   Chesapeake
   421  CT2763       X96 FORD FT-900D                          4/8/1996     107,526.78              -   Conyers
                     BOOM AUGER TRK
   422  CT2757       X1996 BOOM/AUGER TRUCK                    3/7/1996     103,201.77              -   Chesapeake
   423  BI5100       X1983 CHEVY C65 BUCKET                   3/19/1993      18,550.00              -   Chesapeake
   425  BI5103       X1987 GMC 7000 BUCKET TRK                 1/6/1994      24,840.00              -   Chesapeake
   426  TK1794       X1993 FORD F700                          9/23/1993      27,711.00              -   Chesapeake
   427  TK1794-A     POST POUNDER ON #3506                    12/1/1993       4,766.00              -   Chesapeake
   428  PI7002       X1996 FORD LN8000                        4/18/1997      87,150.00              -   Chesapeake
                     W/POUNDER
   429  P0460        X1997 FORD F150 TRUCK                    6/10/1997      20,525.00              -   Chesapeake
   430  TR1600       X1998 GMC TC31403 P/U                   10/10/1997      24,953.50              -   Conyers
   431  TM3698       DITCH WITCH TRENCHER                     1/14/1994      49,959.00              -   Chesapeake
   432               X1994 MLR BCAT 225G WELDER               5/11/1994       2,456.00              -   Chesapeake
   433  AC4538       X1990 INERSOLL AIR COMP                  5/13/1993       8,757.00              -   Chesapeake
   434  AC4539       INGERSOLL RAND AIR COMP                  11/1/1994       8,224.00              -   Chesapeake
   435               TARGET CONCRETE SAW                      7/16/1993       7,524.00              -   Chesapeake
   436               TARGET STREET SAW                        7/16/1993       7,524.00              -   Chesapeake
   437  ST4874       ARROW BOARD                              9/23/1994       4,441.25              -   Conyers
   438  ST4879       VMS BOARD                               10/12/1994      20,308.50              -   Tampa
   439  ST4860       X1997 AMIDA ARROWBOARD                   5/19/1997       4,382.76              -   Chesapeake
   440  ST4862       X1997 AMIDA ARROWBOARD                   6/25/1997       4,382.76              -   Chesapeake
   441  ST4858       X1997 AMIDA ARROWBOARD                   5/19/1997       4,382.77              -   Chesapeake
   442  MT4702       X1968 TOTEM EQPT 2AXLE TRLR               5/1/1990       1,000.00              -   Chesapeake
   443  ET6035       X1993 DW EQPT 2 AXLE TRLR                 3/9/1994       5,296.00              -   Chesapeake
   444  ET6038       X1985 BLAME EQPT 3AXLE TRLR               5/1/1990       2,500.00              -   Chesapeake
   445  MT4709       X1996 HOOP TANDEM                         8/8/1996       5,563.20              -   Chesapeake
                     DUAL TRLR
   446  ET6040       X1996 HOOP TANDEM                         8/8/1996       5,563.20              -   Chesapeake
                     DUAL TRLR
   447  ET6039       TEXAS BRAGO-BKHOE TRLR                   7/21/1997       3,200.00              -   Chesapeake
   449  FK5606       X94 CASE FRKLFT-ROUGH TERR                3/3/1998      24,557.50              -   Chesapeake
   450  X0000-00     Building - 925 Professional Place        4/30/1991     218,000.00      60,858.72   Chesapeake
   451  TH3259       X1991 Yanmar B27-                         4/1/2000      12,540.00       1,761.57   Chesapeake
                     X1 Mini Excavator
   452  P0457        X2000 Chevy Silverado                    5/11/2000      31,702.00       5,510.10   Chesapeake
   453  BH4352       Model 55E New Holland TLB                6/29/2000      36,058.75       3,863.44   Tampa
   454  BH4347       Model 555E New Holland TLB               6/29/2000      36,058.78       3,863.42   Chesapeake
   455               Truck Mounted Attentuator                11/3/1999      10,335.05              -   Tampa
   456               Truck Mounted Attentuator                11/3/1999      10,335.05              -   Tampa
   457               Truck Mounted Attentuator                11/3/1999      10,335.05              -   Tampa
   458  A0106        X1999 Crown Victoria                     5/21/1999      25,474.95              -   Lakeland
   460  ST4887       X2001 Solar Tech Arrow Board             7/26/2001       4,307.58              -   Conyers
   461  P0464        X2001 Chevy 1500                         8/20/2001      20,615.28       3,779.44   Tampa
                     Ext Cab Pickup
   462  P0484        X2001 Chevy 1500                         8/20/2001      20,615.28       3,779.44   Conyers     GMAC
                     Ext Cab Pickup
   464  CT2755-A     X1996 Ford FT-900-D                      7/31/2001      24,184.75       4,030.78   Chesapeake
                     Boom Auger Truck
   465  CT2756-A     X1996 Boom Auger Truck                   7/31/2001      26,848.05       4,474.68   Chesapeake
   466  CT2757-A     X1996 Boom Auger Truck                   7/31/2001      23,742.74       3,957.12   Chesapeake
   467  CT2756-B     X1996 Ford FT-900D                       7/31/2001      26,848.05       4,474.68   Chesapeake
                     Boom Auger Truck
   468  CT2765-A     X1996 Ford FT-900D                       7/31/2001      24,184.75       4,030.78   Tampa
                     Boom Auger Truck
   469  CT2761-A     X1996 Ford FT-900D                       7/31/2001      24,194.75       4,032.46   Tampa
                     Boom Auger Truck
   470  PT4801       X2000 Rice Pole Trailer                   1/2/2001       9,500.00         475.01   Conyers
   471  PT4800       X2000 Rice Pole Trailer                   1/1/2001       9,500.00         475.01   Chesapeake
   472  CT2755       X1996 Ford FT-900D                        4/8/1996     106,384.04              -   Chesapeake
                     Boom Auger Truck
   474  TR1592       X1995 Ford F350                          5/17/2001       6,000.00              -   Conyers
                     Water Truck D/7/11
   475  TR1576       X1995 Ford F450 95 Super Duty            12/1/1999       8,000.00              -   Conyers
   476  TR1562       X1996 Ford F350                          2/28/2000      16,000.00              -   Chesapeake
                     X1 Ton Crew Cab 4x4
   477  TR1563       X1995 Ford F350                          2/10/2000      15,000.00              -   Chesapeake
                     X1 Ton 4x4 Crew Cab
   478  TR1564       X1996 Ford F350                          8/15/2000      16,000.00              -   Chesapeake
                     X1 Ton FLT Bed Two Winch


                                  Page 5 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
   479  DT2606       X1990 GMC Top Kick Dump Truck            6/27/2001      15,000.00              -   Tampa
   480  TK1798       X1989 GMC Top Kick Box Truck             1/30/2001       7,500.00              -   Tampa
   483  TK1799       X1991 GMC Top Kick                      10/22/2000       9,000.00              -   Chesapeake
                     Crash Cushion Trk
   484  X1P0720      X1996 Ford F250 3/4 Ton PU               5/22/2000       7,000.00              -   Conyers
   485  TK1795       X1985 Ford F700                          6/11/2001      19,568.00              -   Chesapeake
                     Crash Cushion Truck
   486  CT3150       X1977 Mill Rell Reel Wire Trailer        6/24/2000       1,000.00              -   Chesapeake
   487               X1997 Hooper Dual Wheel                  4/18/1997       5,000.00              -   Tampa
                     Equipment Trailer
   488  MT4707       X1991 Homemade Trailer 3 Axle             8/9/1996       6,000.00              -   Chesapeake
   489  TM3452       Ditch Witch Trencher                     4/24/2001       7,000.00              -   Tampa
   490  TM3451       Ditch Witch Trencher                     4/24/2001       6,000.00              -   Tampa
   491  TM3697       X1995 Ditch Witch 5110 Trencher          6/18/2001       8,500.00              -   Chesapeake
   492  TH3258       X1991 Yanmar B27-                         4/1/2000       1,200.00              -   Chesapeake
                     X1 Mini Excavator
   493  TM3699       X1999 Vermeer Off Set Trencher            8/7/2000      68,000.00              -   Chesapeake
   494  AC4542       X1995 Sullair 185 Air Compressor         6/11/2001       3,000.00              -   Conyers
   495  PT4804       X1994 Pole Trailer                        8/8/1996       5,000.00              -   Chesapeake
                     Utility 1 Axle Trailer
   496  ST4865       X2000 Display Solar Arrow Board         10/23/2000       3,995.00              -   Raleigh
   497  ST4866       X2000 Sunray Solar Arrow Board          10/23/2000       3,995.00              -   Chesapeake
   498  TH3260       X1996 Kubota KX-71                        1/9/2001      18,862.25       1,257.49   Chesapeake
                     w/ 18FT  Bucket
   499  TR1546-A     Truck Modification to Asset 1502         3/31/2002       3,488.40              -   Chesapeake
   502  TR1561-A     New Transmission & PTO                   3/31/2002       1,000.00              -   Chesapeake
   503  TR1562-A     Equipment Added to 1724                  3/31/2002       4,268.83              -   Chesapeake
   504  TR1562-B     New Transmission & PTO                   3/31/2002       2,315.39              -   Chesapeake
                     for Asset 1724
   505  TR1562-C     Structural Change to Asset               3/31/2002       2,991.36              -   Chesapeake
                     X1724/Boxtube/Ladder/Pipe Racks
   507  TK1785-A     Add MPS 350 Attenuator                   4/30/2002       1,198.99              -   Chesapeake
                     to Dump Truck
   508  CT2760       X1995 Ford Crane                         1/31/2002      47,829.10      12,754.43   Tampa
   509  CT2760-A     Boom Repair                              4/30/2002       3,930.15              -   Tampa
   510  CT2753-A     Boom Repair TC-110                       4/30/2002      12,845.58              -   Raleigh
   511  CT2755-B     New Dump Valve on CT2755                 4/30/2002       3,291.11              -   Chesapeake
   512  CT2756-C     New Rotec Bearing in                     3/31/2002       9,280.78              -   Chesapeake
                     Asset CT2756
   513  TK1794-B     Major Repairs on 3506                    4/30/2002       5,246.96              -   Chesapeake
   514  PI7001-A     Remanufactured Transmission              3/31/2002       3,564.17              -   Chesapeake
   515               Furniture for Virginia Office            3/31/2002       1,947.82              -   Chesapeake
   516               HP Pavillion ZT 1135 Laptop              4/30/2002       1,497.99              -   Conyers
   517               Toshiba Laptop                           4/30/2002       5,438.92              -   Chesapeake
   518               HP Pavillion ZT 1135 Laptop              4/30/2002       1,583.10              -   Chesapeake
   519               HP Computer                              4/30/2002       1,700.00              -   Chesapeake
   520               Toshiba Laptop                           5/20/2002       2,032.96              -   Conyers
   521               Toshiba Laptop & Camcorder               6/30/2002       3,615.44              -   Chesapeake
   522  TH3258-A     New Rubber Tracks for Asset 8254         3/31/2002       3,977.00       1,193.11   Chesapeake
   523  PT4804-A     Structural Repairs to Pole               3/31/2002       1,304.91              -   Chesapeake
   524  FK5605       Forklift - JCB Model #930                2/19/2002      24,557.50       6,957.97   Chesapeake
   525               Truck Mounted Attentuator                4/30/2002      10,032.00              -   Chesapeake
   526               Truck Mounted Attentuator                4/30/2002      10,032.00              -   Chesapeake
   527               Truck Mounted Attentuator                4/30/2002       2,889.00              -   Tampa
   528               Table/Exec Desk                          8/29/2002       2,800.00              -   Conyers
                     X/File Cab for Conyers
   529               Chairs for Conyers Office                8/29/2002       2,950.00              -   Conyers
   530               Telephone System for                     8/29/2002       2,920.94              -   Conyers
                     Conyers Office
   531  TR1563-A     Upgrade-Install Utility Body             9/30/2002       4,549.93              -   Chesapeake
                     on Truck
   532  X7311-00     EZ Software for Vehicle                  9/30/2000       2,264.95              -   Lakeland
                     Maintenance Planning
   533               Notebook Computer                       10/31/2002       2,712.47          75.34   Conyers
   534  P0450        GE Cap Ford Ranger                       5/15/2002      13,095.49       4,365.15   VNS         Ge Capital #1
                     X4X2 R-2002 200001
   535  P0451        GE Cap Ford Ranger 4X2R-2002             5/15/2002      13,095.49       4,365.15   Raleigh     Ge Capital #1
   536  P0449        GE Cap Ford Ranger 4X2 R-2002            5/15/2002      13,095.49       4,365.15   VNS         Ge Capital #1
   537  P0452        GE Cap Ford Ranger                       5/15/2002      13,095.49       4,365.15   Network     Ge Capital #1
                     X4X2 R-2002 #200004                                                                Services
   538  FB2009       GE Cap Ford F-350                        5/23/2002      24,011.72       8,003.92   Network     Ge Capital #1
                     Chassi-2002 #200005                                                                Services
   539  TR1570       GE Cap Ford F-450                        7/17/2002      37,545.23      13,766.58   Tampa       Ge Capital #1
                     Chassi-2002 #20006
   540  TR1572       GE Cap Ford F-450                        6/12/2002      38,088.79      13,331.07   Tampa       Ge Capital #1
                     Chassi-2002 #20007
   541  TR1571       GE Cap Ford F-450                        6/12/2002      38,088.79      13,331.07   Tampa       Ge Capital #1
                     Chassi-2002 #20008
   542  TR1573       GE Cap Ford F-450                        6/12/2002      38,088.79      13,331.07   Tampa       Ge Capital #1
                     Chassi-2002 #20009
   543  X1P0711      GE Cap Ford F-250                        6/16/2002      25,911.77       9,069.14   Network     Ge Capital #1
                     X4X4 SD - 2002 GECAP 200010                                                        Services
   544  TR1567       GE Cap Ford F-450                         8/1/2002      39,625.59      15,189.80   Chesapeake  Ge Capital #1
                     Chassi -2002 #200011
   545  TR1566       GE Cap Ford F-450                        6/24/2002      39,625.59      13,868.95   Chesapeake  Ge Capital #1
                     Chassi-2002 #200012
   546  TR1565       GE Cap Ford F-450                        6/20/2002      39,492.09      13,822.23   Chesapeake  Ge Capital #1
                     Chassi-2002 #200013
   547  TR1568       GE Cap Ford F-450                        6/20/2002      39,492.09      13,822.23   Chesapeake  Ge Capital #1
                     Chassi-2002 #200014
   548               Temporary Signals for Jobs               4/23/2002      42,260.85              -   Chesapeake
   549  X00002-VNS   Fiber Splicing Equipment                  3/7/2002      17,500.00         486.11   Network
                                                                                                        Services
   550  X00100-VNS   Office Furniture                         11/1/2001       5,000.00              -   Network
                                                                                                        Services
   551  X00101-VNS   Phone System                             11/1/2001       5,000.00              -   Network
                                                                                                        Services
   552  X00200-VNS   CAD Software                             11/1/2001       1,926.06              -   Network
                                                                                                        Services
   553  X00201-VNS   Computer Equipment                       11/1/2001      34,990.00              -   Network
                                                                                                        Services
   554  X00202-VNS   Microstation Software - ATT Project      4/12/2002       4,795.00         133.20   Network
                                                                                                        Services
   555  X00204-VNS   Toshiba Copier                            8/1/2002       2,109.80              -   Network
                                                                                                        Services
   556  BI5111       GE Cap Ford F-650 Chassi-2000           11/30/2002      64,060.90       3,558.95   Tampa       Ge Capital #1
   557  BI5104       GE Cap - Ford F-650 Chassi-2000         11/30/2002      71,358.30       3,964.35   Tampa       Ge Capital #1
   558               Compaq Computer & Printer               11/28/2002       1,640.58          91.15   Chesapeake
   559               HP External DVD Burner for              11/28/2002         470.24          26.12   Chesapeake
                     Compaq Computer-Asset 665
   560  TM3452-A     Major Repair to 654233/6510             12/31/2002      10,288.35         857.36   Tampa
   561  TM3575       Ditch Witch Trencher 3X0105              1/31/2003      64,665.20       7,185.02   Tampa
   562  DT2609-A     New Transmission for                     1/17/2003       3,584.50              -   Tampa
                     Truck #DT2609
   563               X54 in Pressure Auger                    2/28/2003       5,437.80         755.25   Chesapeake
   564               Rebuilt Pounder Motor                    1/31/2003       4,163.39         462.59   Chesapeake
   565  PI7002-A     Major Repair on                          3/26/2003       5,045.40         840.90   Chesapeake
                     Hydraulic Control Valve
   566  ET6025       Repair Frame on LowBoy Trailer           3/31/2003       4,817.93         802.99   Tampa
   567               Computer System                          3/31/2003       1,206.67         201.12   Chesapeake
                     X256MB XPH 15-XG
                     DVD w/ CDRW
   568               Rebuilt Toshiba Computer                 3/31/2003         438.19          73.05   Chesapeake
   569  BU5011       Altec/2000 Ford F-450 4x2 chassis        3/31/2003      34,762.50      17,381.25   Raleigh     Ge Capital #1
   570  BU5012       Altec/2000 Ford F-450 4X2 CHASSIS        3/31/2003      34,762.50      17,381.25   Chesapeake  Ge Capital #1
   571  BI5115       X2001 Sterling Bucket Truck              4/30/2003      51,750.00      26,737.50   Chesapeake  Ge Capital #1
                     w/ mt1 aerial device
   572  BI5114       X2001 Sterling Bucket Truck              4/30/2003      55,372.50      28,609.13   Tampa       Ge Capital #1
                     Aerial Device
   573               IBM 17Blk LCD Monitor"                   4/18/2003         676.38         131.52   Network
                                                                                                        Services


                                  Page 6 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
   574  X55N5283     IBM 17 Blk LCD Monitor"                  4/18/2003         676.39         131.53   Network
                                                                                                        Services
   575               Compaq Tablet Computer                   4/18/2003       2,040.15         396.70   Network
                                                                                                        Services
   576               Compaq Tablet Computer                   4/18/2003       2,040.14         396.70   Network
                                                                                                        Services
   577               Compaq Tablet Computer                   4/18/2003       2,040.14         396.70   Network
                                                                                                        Services
   578               Compaq Tablet Computer                   4/18/2003       2,040.14         396.70   Network
                                                                                                        Services
   579               Bobcat Welder                            4/21/2003       2,978.25       1,538.76   Chesapeake
   580  DT2609-01    Rebuilt Engine for Dump Truck            5/24/2003       6,761.07       3,605.92   Tampa
   581  X1P0722      X2003 F250 Truck for Mesh                5/31/2003      32,312.93      17,233.54   VNS
                     Demo TrailerYP2011
   582               Ice Machine with Bin                     5/30/2003       2,876.29         639.18   Chesapeake
   583  BI5116       X2001 Sterling Bucket Truck              5/31/2003      57,031.00      30,416.54   Tampa       Ge Capital #1
                     GE95447
   584  BI5117       X2001 Sterling Bucket Truck              5/31/2003      53,300.00      28,426.67   Chesapeake  Ge Capital #1
                     GE95455
   585  X200011-01   Increase of Acq Value                    11/1/2002       1,000.00         416.67   Chesapeake  Ge Capital #1
                     for GE Cap 200011
   586  X200012-01   Increase of Acq Value                    11/1/2002       1,000.00         416.67   Chesapeake  Ge Capital #1
                     for GE Cap 200012
   587  X200013-01   Increase of Acq Value                    11/1/2002       1,000.00         416.67   Chesapeake  Ge Capital #1
                     for GE Cap 200013
   588  X200014-01   Increase of Acq Value                    11/1/2002       1,000.00         416.67   Chesapeake  Ge Capital #1
                     for GE Cap 200014
   589  BU5010       X2000 Ford F-450 GE Cap 1170             3/31/2003      33,750.00      16,875.00   Raleigh     Ge Capital #1
   590  TM3697-A     Custom Made Digging Chain                5/31/2003       2,422.21         538.28   Chesapeake
   591               HP LaserJet 8150N                        6/30/2003         399.22          99.80   Tampa
   592               Benq DS650 Digital Projector             6/30/2003       1,645.88         411.45   Chesapeake
   593  BI5117-A     X2001 Sterling Bucket Truck              6/30/2003         204.75         112.62   Chesapeake  Ge Capital #1
                     GE95455
   594  BI5116-A     X2001 Sterling Bucket Truck              6/30/2003         219.08         120.49   Tampa       Ge Capital #1
                     GE95447
   595  BI5114-A     X2001 Sterling Bucket Truck              6/30/2003       1,658.50         912.18   Tampa       Ge Capital #1
                     Aerial Device #95453
   596  BI5115-A     X2001 Sterling Bucket Truck              6/30/2003       1,925.00       1,058.76   Chesapeake  Ge Capital #1
                     Aerial Device #95452
   597  BU5012-A     X2000 Ford F-450 4x2                     6/30/2003       1,133.00         623.16   Raleigh     Ge Capital #1
                     Chassis #8819
   598  BU5010-A     X2000 Ford F-450 #1170                   6/30/2003       1,100.00         605.01   Raleigh     Ge Capital #1
   599               Airgas Gas Drive Gx620                   4/30/2003       2,942.50       1,520.30   Tampa
   600               Spreader Sets                            4/30/2003      12,957.70       6,694.82   Chesapeake
   601               Ice Machine                              7/31/2003       2,417.13       1,369.70   Tampa
   602               Replace curb and ditch paving            7/31/2003       3,531.49       2,001.16   Tampa
   603               Mesh Network Trailer                     7/31/2003      49,359.45      27,970.36   Network
                                                                                                        Services
   604               X2 Computers for Mesh                    6/30/2003       2,835.50         708.87   Network
                     TP A31 P4m1.9GHZ                                                                   Services
   605  X1P0723      X2003 Ford F250                          7/31/2003      37,363.15      21,172.44   Conyers     Enterpise
                     Enterprise YP2099
   606  TR1609       X2003 Ford F350 Crew Cab                 7/31/2003      37,098.94      21,022.73   VNS         Enterpise
                     EnterpriseYP2094
   607  TR1611       2003 Ford F350  Crew Cab                 7/31/2003      37,098.94      21,022.73   Conyers     Enterpise
                     Enterprise YP2095
   608  TR1610       X2003 Ford F350 Crew Cab                 7/31/2003      35,971.05      20,383.60   Conyers     Enterpise
                     Enterprise YP2096
   609  TR1612       X2003 Chevrolet Astro Van                7/31/2003      22,201.98      12,581.12   VNS         Enterpise
                     Enterprise YP2101
   610  bu5011-A     X2000 Ford F-450 4x2 chassis #7871       6/30/2003       1,308.10         719.46   Raleigh     Ge Capital #1
   611  X200006-A    X2002 Ford F-450 GE Cap 200006           7/31/2003       1,023.75         580.13   Tampa       Ge Capital #1
   612  X200007-A    X2002 Ford F-450 GE Cap 200007           7/31/2003       1,034.63         586.29   Tampa       Ge Capital #1
   613  X200008-A    X2002 Ford F-450 GE Cap 200008           7/31/2003       1,034.63         586.29   Tampa       Ge Capital #1
   614  X200009-A    X2002 Ford F-450 GE Cap 200009           7/31/2003       1,034.63         586.29   Tampa       Ge Capital #1
   615  X200011-A    X2002 Ford F-450 GE Cap 200011           7/31/2003       1,067.51         604.93   Chesapeake  Ge Capital #1
   616  X200012-A    X2002 Ford F-450 GE Cap 200012           7/31/2003       1,067.51         604.93   Chesapeake  Ge Capital #1
   617  X200013-A    X2002 Ford F-450 GE Cap 200013           7/31/2003       1,064.84         603.41   Chesapeake  Ge Capital #1
   618  X200014-A    X2002 Ford F-450 GE Cap 200014           7/31/2003       1,064.24         603.07   Chesapeake  Ge Capital #1
   619  X717913-A    X2000 Ford F-650 GE Cap 717913           7/31/2003       1,554.07         880.66   Tampa       Ge Capital #1
   620  X71801-A     X2000 Ford F-650 GE Cap 71801            7/31/2003       1,700.02         963.36   Tampa       Ge Capital #1
   621  bu5010-B     X2000 Ford F-450 GE Capital              7/31/2003       1,020.00         578.00   Raleigh     Ge Capital #1
   622               cISC cATALYST 295OT                      8/26/2003       1,969.72         601.87   Network
                     X24 PORT SWITCH (Qty2)                                                             Services
   623  DD2708       X2000 4700IHC                            9/30/2003      75,675.75      45,405.46   Tampa       Ge Capital #1
                     Dangle Digger #268110
   624               Hdyd Jacks                               8/31/2003       7,420.46       4,328.61   Chesapeake
   625  P0500        X2003 Ford F-150                         8/31/2003      34,194.64      19,946.88   Conyers     Enterpise
                     Enterprise YP2113
   626  TR1576-A     Rebuit Trans & New Cluch                10/31/2003       2,121.28         766.03   Conyers     Enterpise
   627               Satellite Equip for Wireless             10/8/2003       6,409.00       2,136.34   Network
                     Internet on Demo Trailer                                                           Services
   628  CT2765-B     Repairs for CT2765                      10/31/2003      11,843.62       4,276.87   Tampa
   629               Analyze-R Tool                          10/31/2003      10,495.00       3,789.87   Network
                                                                                                        Services
   630               3500psi Presure Washer                  11/30/2003       1,410.74         548.62   Chesapeake
   631               Air Compressor/185CFM                   11/30/2003       4,911.50       1,910.03   Chesapeake
                     X/DSL/Portable
   632  BU5014       X1999 International w/ Bucket           12/31/2003      80,984.00      52,639.61   Tampa       Ge Capital #2
   633  DD2709       X2002 Digger Derrick                    12/31/2003      80,155.40      52,101.02   Raleigh     Ge Capital #2
                     Tel - E Lect 4300
   634               Ice Machine                             12/31/2003       2,533.16       1,646.56   Tampa       Ge Capital #2
   635               Ice Machine                             12/31/2003       2,533.16       1,646.56   Tampa       Ge Capital #2
   636               Ice Machine                             12/31/2003       2,533.16       1,646.56   Tampa       Ge Capital #2
   637               Ice Machine                             12/31/2003       2,533.16       1,646.56   Tampa       Ge Capital #2
   638               Ice Machine                             12/31/2003       2,533.16       1,646.56   Tampa       Ge Capital #2
   639               GPS Unit                                12/31/2003      19,671.95      12,786.77   Network     Ge Capital #2
                                                                                                        Services
   640               X2003 NTSC Digital Generator            12/31/2003      21,881.50      14,222.98   Chesapeake  Ge Capital #2
                     Optical Power Meter &
                     Video Measurement Set
   641  CT2766       X2002 Sterling w/ Crane                 12/31/2003     156,391.05     101,654.18   Chesapeake  Ge Capital #2
   642  CT2767       X2002 Sterling w/ Crane                 12/31/2003     123,836.00      80,493.41   Chesapeake  Ge Capital #2
   643               Torque Cassette                          1/31/2004       1,737.27       1,158.19   Chesapeake
   644  AC5301       Air Compressor 185CFM                     2/1/2004       5,337.09       3,558.07   Chesapeake  Ge Capital #1
                     Portable P185WJD
   645  AC5302       Air Compressor 185CFM                     2/1/2004       5,464.76       3,643.18   Chesapeake  Ge Capital #1
                     Portable P185WJD
   646  LT8050       Coleman MH4000RL                         2/29/2004       2,910.33       1,988.73   Chesapeake
                     X4000 Watt Light Tower
   647  LT8051       Coleman MH4000RL                         2/29/2004       3,014.82       2,060.13   Chesapeake
                     X4000 Watt Light Tower
   648               Torque Wrench Pump                       2/29/2004       7,403.88       5,059.32   Chesapeake
   649  PD8002-A     Radiator Repairs for PD8002              2/29/2004       1,891.24         893.09   Tampa
   651               Fujikura Fusion Splice FSM40S            2/29/2004      17,572.50      12,007.88   Network
                                                                                                        Services
   652               ThinkPad T23 - PIII                      3/31/2004       1,857.12         928.56   Network
                                                                                                        Services
   653  TR1623       F-450 Utility Crew Cab Truck             4/30/2004      40,727.79      29,188.25   Chesapeake  Ge Capital #1
   654  TR1613       F-450 Utility Crew Cab Truck             4/30/2004      40,811.96      29,248.56   Chesapeake  Ge Capital #1
   655  TR1614       F-450 Utility Crew Cab Truck             4/30/2004      40,798.67      29,239.05   Chesapeake  Ge Capital #1
   656  TR1615       F-450 Utility Crew Cab Truck             4/30/2004      41,167.18      29,503.13   Tampa       Enterpise
   657  TR1616       F-450 Utility Crew Cab Truck             4/30/2004      41,167.18      29,503.13   Tampa       Enterpise
   658  TR1617       F-450 Utility Crew Cab Truck             4/30/2004      41,167.18      29,503.13   Tampa       Enterpise
   659  TR1618       F-450 Utility Crew Cab Truck             4/30/2004      41,167.18      29,503.13   Tampa       Enterpise
   660  TR1621       F-450 Utility Crew Cab Truck             4/30/2004      39,628.22      28,400.23   Raleigh     Enterpise
   661  TR1622       X2004 Ford Super Duty                    6/30/2004      39,628.22      29,721.17   Raleigh     Enterpise
                     F-450 DRW Crew Cab 200
   662  A0118        X2004 Infiniti QX56                      6/30/2004      61,585.20      46,188.89   Lakeland    Ge Capital #1
   663  TR1620       F-450 Utility Body Trucks                6/30/2004      40,764.38      30,573.28   Raleigh     Ge Capital #1
                     Crew Cab
   664  TR1619       F-450 Utility Body Truck                 6/30/2004      40,812.15      30,609.12   Raleigh     Ge Capital #1
                     Crew Cab


                                  Page 7 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
   665  VT2256-A     Koler 25HP Command V                      7/1/2004       1,751.43       1,021.68   Tampa
   666  TR1540-A     Rebuilt Transmission                     7/31/2004       2,845.69       1,739.04   Tampa
   667               Phone for VMC Lakeland                   8/31/2004      12,481.80       7,974.49   Lakeland    Avon
                                                                                                                    Equipment
                                                                                                                    Leasing
   668  BI5112-A     Refurbished boom lift body               8/31/2004      12,780.00       8,165.00   Tampa
                     and made repairs
   669               Toshiba Fax                              8/31/2004       1,172.57         749.15   Tampa
   670               Trench Box                               1/31/2004       6,008.75       2,670.54   Chesapeake
   671  PP7519       X2004 JLG E400A Boom Lift                8/31/2004      36,674.94      28,728.69   Albany      AMEX/Key
                                                                                                                    Equipment
   672  PP7520       X2004 JLG E400A Boom Lift                8/31/2004      36,462.94      28,562.64   Albany      AMEX/Key
                                                                                                                    Equipment
   673  PP7517       X2004 JLG Model 2646                     8/31/2004      12,930.94      10,129.24   Albany      AMEX/Key
                     Scissor Lift                                                                                   Equipment
   674  PP7518       X2004 JLG Model 2646                     8/31/2004      12,930.94      10,129.24   Albany      AMEX/Key
                     Scissor Lift                                                                                   Equipment
   675  TH3253-A     Repairs for TH3253                       8/31/2004       2,849.12       1,820.27   Tampa
   676  CT2760-B     Crane Truck Repairs                      8/31/2004       2,789.51       1,782.19   Tampa
   677               NSD F&F for new office                   8/31/2004       9,069.90       5,794.67   Network
                                                                                                        Services
   678               X2000 Ford F450 Altec LGS                8/31/2004      31,030.00      24,306.84   Conyers
   679  BI5112-B     Increase Value from BI5105                9/1/2004       8,966.67       5,728.71   Tampa       Enterpise
   680               Transport fees for trucks to VA          9/30/2004      12,800.00       8,533.32   Chesapeake
   681               Sony A190 Laptop                         9/30/2004       3,247.37       2,164.90   Network
                                                                                                        Services
   682  TR1583-A     Repairs for 1997 Ford F250 Pickup        9/30/2004       1,190.00         793.32   Conyers
   683  DD2710       X1990 Ford F800w/ an                     9/30/2004      30,652.00      24,521.59   Conyers     Fayette
                     Altec D845 Digger Derrick                                                                      Financial,
                                                                                                                    Inc/Netbank
   684  CT2765-C     Repairs to CT2765                       10/31/2004       1,363.19         946.66   Tampa
   685  ET6015       X2002 Belshe Equipment Trailer            8/1/2004       1,709.15       1,044.48   Tampa
   686               Yellowjacket WLAN                       10/31/2004       6,889.96       5,626.81   Network
                     Rx for 802.11b/g networks                                                          Services
   687               Ekahau Site Survey Software             10/31/2004       4,360.10       3,027.85   Network
                                                                                                        Services
   688               Econ 3500 Watt Generator                10/31/2004       1,111.94         772.18   Tampa
   689               Estimating Software                     10/31/2004       2,650.00       1,840.29   Lakeland
   690               Trench Box                              10/31/2004       9,256.03       7,559.09   Chesapeake
   691               X4000 Watt Yamaha Generator             10/31/2004       1,498.00       1,223.37   Tampa
   692               X4000 Watt Yamaha Generator             10/31/2004       1,498.00       1,223.37   Tampa
   693  CT2751       X1981 Ford F7000 Boom Truck               5/1/1990       8,000.00              -   Chesapeake
   696  ET6027       X40' GREAT DANE TRAILER                   5/1/1983         500.00              -   Chesapeake
   697  MT4717       POLE TRLR REID'S                         7/30/1987       4,982.25              -   Raleigh
   698  ET6051       BAME BTS 52 TRAILER                       1/4/1990       2,831.00              -   Conyers
   699  SR4888       ARROW BOARD                              2/28/1990       3,519.77              -   Conyers
   700  ST4872       ARROW BOARD                               7/3/1989       3,547.78              -   Conyers
   701  P0403        X90 GMC P\U TC10903                      3/15/1991      15,298.44              -   Tampa
   702  PD8004       X1984 FORD / TEXOMA BOOM                 4/26/1991      25,440.00              -   Raleigh
   703  BU5008       X1989 FORD BUCKET TRK                    4/26/1991      19,080.00              -   Conyers
   704  AC4544       X185 CFM SULAIR COMP.                     8/2/1990      11,130.00              -   Tampa
   705  AC4548       X185 CFM SULAIR COMP.                     8/2/1990      11,130.00              -   Raleigh
   706  AC5300       X185 CFM SULAIR COMP.                     8/2/1990      11,130.00              -   Conyers
   707  AC4540       Sullair 185Q Compressor,                  8/4/1990      11,130.00              -   Conyers
                     SN 004-104825,
                     John Deere diesel engine,
                     hour meter re
   708  AC4541       X185 CFM SULAIR COMP.                     8/8/1990      11,130.00              -   Conyers
   709  PP7500       GROVE MZ 46-A MANLIFT                    9/17/1990      16,235.70              -   Albany
   710  TK1797       X89 FORD LOOP TRUCK                      9/30/1991      33,920.00              -   Chesapeake
   711  FK5610       TAYLOR TY3605 LIFT TRUCK                 5/13/1992      49,290.00              -   Albany
   712  FK5611       TCM MODEL FG40N7T LIFT                   3/19/1993      31,858.42              -   Albany
   713               X3 BOBCAT 225G WELDERS                   8/12/1992       7,950.00              -   Albany
   714  DT2501       X93 GMC 9 FT FLATBED DUMP                7/15/1993      21,749.80              -   Chesapeake
   715  DT2503       X93 GMC 9 FT FLATBED DUMP                7/28/1993      22,704.86              -   Raleigh
   716  FB2017       X94 GMC 4x4 TK10753 P/U                  9/10/1993      22,301.00              -   Conyers
   717  TK1800       X90 GMC TOPKICK - USED                   2/10/1994      12,208.00              -   Raleigh
   718  BU5001       X1984 FORD 35FT HI-RANGER                6/28/1994      15,900.00              -   Conyers
   719  BU5009       X1984 FORD 35FT HI-RANGER                6/28/1994      13,780.00              -   Conyers
   720  TM3696       X1989 VERMEER V7550 TRENCH               6/30/1994      35,881.00              -   Chesapeake
   721  ET6052       X1972 STRICK VAN TRAILER                10/12/1994       2,800.00              -   Conyers
   722  TK1800-A     MOUNT FLATBED ON TRK 215                 8/31/1994       5,721.88              -   Raleigh
   723  PP7501       UPRIGHT SCISSOR MX19 LIFT                 1/4/1995      11,287.50              -   Albany
   724  PP7502       UPRIGHT X26N SCISSOR LIFT                 1/4/1995      15,750.00              -   Albany
   725  X926-A       X10' extendtion Phelan Trl               1/31/1995       6,750.55              -   Conyers
   726  PP7504       UPRIGHT SCISSOR X-26N                    4/10/1995      16,253.00              -   Albany
   727  PP7505       UPRIGHT SCISSOR X-26N                    4/10/1995      16,254.00              -   Albany
   728  PP7506       UPRIGHT SCISSOR X-26N                    4/10/1995      16,253.00              -   Albany
   729  CT2759       GROVE AP206 CRANE                        5/26/1995      48,230.00              -   Albany
   731  P0444        X1995 GMC TK10753 GRAY/QKS                7/5/1995      26,037.50              -   Tampa
   732  FL4603       X1986 CASE 1845C BACKHOE                 7/27/1995       9,698.40              -   Raleigh
   733  BH4351       X1986 JOHN DEERE 710B 4X4                7/27/1995      25,598.40              -   Raleigh
   734  BH4350       X1988 JOHN DEERE 410C                    7/27/1995      17,118.40              -   Conyers
   735  PP7506-A     X1988 LIFT-A-LOFT MSP31-15               7/27/1995       6,558.00              -   Conyers
   737  DT2613       X1995 DODGE 3500 -                       9/14/1995      26,840.00              -   Conyers
                     X1 ton Dump Truck
   739  FK5612       NISSAN C80KLP FORKLIFT                  10/25/1995      29,619.00              -   Albany
   740  PP7509       UPRIGHT SCISSOR MX19 LIFT                9/26/1995      11,395.00              -   Albany
   741  PP7510       UPRIGHT SCISSOR X26N LIFT                9/26/1995      15,794.00              -   Albany
   742               RICOH FT5535 COPIER                     10/27/1995       7,829.00              -   Albany
   743  P0467        X1995 GMC 4X4 GREEN P/U                 11/13/1995      26,991.50              -   Tampa
   744  FK5613       Caterpillar T1250 Frklft                12/13/1995      18,020.00              -   Albany
   745  PP7511       JLG BOOM LIFT 33HAE,DC                    4/3/1996      16,430.00              -   Albany
   746  PP7512       JLG BOOM LIFT 33HAE,DC                    4/3/1996      16,430.00              -   Albany
   747  PP7514       JLG BOOM LIFT 33HAE,DC                    5/1/1996      16,430.00              -   Albany
   748  TM3461       VERMEER V4750 TRENCHER                   8/17/1996      33,390.00              -   Raleigh
   749  TK1775       X96 GMC WITH 14' FLATBED                 8/27/1996      39,888.47              -   Conyers
   750  A0109        X96 GMC SURBURBAN TK20906                8/27/1996      42,060.50              -   Network
                                                                                                        Services
   751  A0116        X96 GMC YUKON TK10516                    9/13/1996      30,856.84              -   Albany
   752  TM3696-A     BACKHOE FOR 1916 VERMEER                  1/8/1997       9,858.00              -   Chesapeake
   753  ET3098       X1810 CUSTOM TRLR 5T162CED               2/28/1997       3,975.00              -   Tampa
   754  TT2406       X93 FREIGHTLINER FLD12064S               3/26/1997      29,680.00              -   Conyers
   755  TT2408       X1993 FREIGHTLINER TRACTOR                5/1/1997      29,680.00              -   Conyers
   756  PD8001       X1992 GMC TOPKICK                        5/20/1997      13,992.00              -   Tampa
   757  TR1590       X97 GMC 1 ton serv trk                   9/11/1997      25,799.00              -   Raleigh
   758  ET6062       BELSHE BL 9549 NAVIG TRLR                 9/2/1997       9,201.25              -   Raleigh
   759  TR1593       X98 GMC TC31403 SERV BODY                10/7/1997      26,564.99              -   Tampa


                                  Page 8 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
   760  TR1574       X98 GMC TC31403/SERV BODY                10/7/1997      26,564.99              -   Tampa
   761  FB2012       X98 GMC TC31403/FLTBD DUMP               10/7/1997      29,223.86              -   Chesapeake
   762  DT2612       X98 GMC TC31403/FLTBD DUMP               10/7/1997      29,223.86              -   Conyers
   764  P0493        X1998 GMC P/U TK10753                   12/22/1997      26,300.00              -   Conyers
   765  TR1586       X1998 GMC WHITE TC31403 PU                2/5/1998      27,458.25              -   Raleigh
   766  X1P0718      X1994 CHEVY RED CC20903 PU                2/6/1998       9,799.40              -   Conyers
   767  TR1589       X1998 GMC WHITE TC31403 PU               2/16/1998      27,458.25              -   Raleigh
   768  P0446        X98 GMC SIERRA Z-71 IND BL               2/19/1998      28,235.73              -   VNS
   769  P0480        X98 GMC SIERRA Z-71 WHITE                2/19/1998      27,612.63              -   Raleigh
   770  P0481        X98 GMC SIERRA Z-71 RED                  2/19/1998      28,333.72              -   Raleigh
   771  P0482        X1995 GMC P/U TC10903 BURG               3/12/1998      10,583.69              -   Raleigh
   772  ET6057       SUNRAY ARROW BOARD 15/25                 3/30/1998       4,274.65              -   Raleigh
   773  ST4889       SUNRAY ARROW BOARD 15/25                 3/30/1998       4,274.65              -   Conyers
   774  DT2603-A     NEW DIESEL ENGINE                        6/16/1998       7,738.73              -   Conyers
                     FOR 1985 FORD LN7000
                     DUMP TRUCK
   775  ST4883       BEMIS SOLAR ARROWBOARD                   8/20/1998       2,435.63              -   Chesapeake
                     X(USED)
   776  PP7516       X1996 HYDRA PLATFORM                    10/14/1998      54,570.00              -   Chesapeake
                     HP 30/180 UNDERBRIDGE DEVICE,
                     X1000 LB CAPACITY
   777  BI5113       X1989 FORD F-800                        10/21/1998      37,516.75              -   Conyers
                     w/HI-RANGER 5FA-48PBI
   778  A0103        X1998 FORD E-150                         4/13/1998      20,531.28              -   Tampa
                     Cargo Van - White
   779  DB3909       VERMEER D24x40A NAVIGATOR                5/13/1998     200,172.17              -   Tampa
                     BORING MACH-
                     W/ 125 HP CUMMINS DIESEL
   780  CT2764       X1994 FORD CRANE TRK                     7/31/1998      49,150.00              -   Conyers
                     w/ 20' BED & 61' BOOM
   781               SCHWING P-88 SMALL LINE                  10/8/1998      15,801.82              -   Conyers
                     CONCRETE PUMP
   782  FB2016       X1996 FORD 1 TON DIESEL                  2/25/1998      20,000.00              -   Conyers
                     X5 SPEED MANUAL TRANS
   783  DT2608       X1996 FORD DUMP TRUCK                    2/25/1998      36,500.00              -   Conyers
   784  TR1581       X1997 FORD F-SUPER                       2/25/1998      22,000.00              -   Conyers
                     X1 TON DIESEL 5 SPEED TRANS
   785  ET6030       X1997 INTERSTATE TRAILER,                2/25/1998       8,500.00              -   Conyers
                     GOOSENECK HOOKUP,
                     TANDEM AXLE
   786  BH4353       X1997 FORD/NEW HOLLAND                   2/25/1998      44,000.00              -   Chesapeake
                     LOADER BACKHOE
   787  TR1599       X1997 FORD F-350XL -                     2/25/1998      25,000.00              -   Chesapeake
                     POWER STROKE DIESEL
   788  TR1583       X1997 FORD F-350XL SUPER CAB             2/25/1998      25,000.00              -   Conyers
                     POWER STROKE DIESEL,
                     X5 SPEED MANUAL TRANS
   789  TR1578       X1997 FORD F-350XL                       2/25/1998      25,000.00              -   Tampa
                     X4 DR SUPER CAB
                     POWER STROKE DIESEL,
                     AUTO TRANS
   790  FL4604       X1996 SKID STEER LOADER,                 2/25/1998      45,000.00              -   Raleigh
                     MELROE BOBCAT W/FRONT END
                     LOADER BUCKET
   791  DD2707       X1982 INTERNATIONAL                      2/25/1998      18,000.00              -   Conyers
                     HARVESTER DIGGER-DERRICK
                     TRK, AUTO TRANS
   792  TR1582       X1997 FORD F-350XL                       2/25/1998      22,000.00              -   Conyers
                     X4DR SUPER CAB, DIESEL, A/C ,
                     X5 SPEED MANUAL TRANS
   793  TM3461-A     X1996 VERMEER V3550                      2/25/1998      30,000.00              -   Raleigh
                     TRENCHER/BACKHOE
                     W/HYD PUSH BLADE
   794  TM3462       X1997 VERMEER V3550                      2/25/1998      35,000.00              -   Conyers
                     TRENCHER/BACKHOE
                     W/HYD PUSH BLADE
   795  AC4549       LEROI AIR COMPRESSOR -                   2/25/1998      11,500.00              -   Chesapeake
                     DIESEL ENGINE
   796  TR1594       X1997 FORD F-350XL                       2/25/1998      25,000.00              -   Conyers
                     X4DR SUPER CAB,
                     DIESEL, 5 SPEED, A/C
   797  TR1596       X1997 FORD F-350XL                       2/25/1998      22,000.00              -   Raleigh
                     X4DR SUPER CAB,
                     DIESEL, A/C,CRUISE
   798  P0476        X1996 FORD F-150XL                       2/25/1998      15,000.00              -   Raleigh
                     EXTENDED CAB, AUTO TRANS,
                     A/C, CRUISE, TOOL BOX
   799  ET6044       X1996 BELSHE TRI-AXLE                    2/25/1998       2,700.00              -   Tampa
                     TRAILER W/FOLDDOWN RAMPS
   800  TR1601       X1997 FORD F-350XL KING CAB,             2/25/1998      22,000.00              -   Conyers
                     DEISEL,  MANUAL 5-SPEED
   802  FK5604       X1990 HYSTER S50XL FORKLIFT,             2/25/1998       8,000.00              -   Chesapeake
                     OVERHEAD GUARD, TRIPLEX MAST
   803  TR1541       X1996 FORD F-SUPER DUTY,                 2/25/1998      14,000.00              -   Tampa
                     DIESEL, MANUAL 5-SPEED, DUAL
                     REAR TIRES
   804  TR1598       X1996 FORD F-SUPER DUTY,                 2/25/1998      15,000.00              -   Chesapeake
                     DIESEL, MANUAL 5-SPEED,
                     DUAL REAR TIRES
   805  P0472        X1995 FORD F-150XL EXT CAB,              2/25/1998      12,000.00              -   Conyers
                     GAS ENGINE
   806  ST4876       ALLMAND BROS. SOLAR PWR                  2/25/1998       4,500.00              -   Chesapeake
                     ARROW BOARD
   807  TK1767       X1996 FORD F-SERIES,                     2/28/1998      15,000.00              -   Tampa
                     DEISEL, 6-SPEED FL MTD TRANS,
                     W/LECOLIFT BED
   808  TR1542       X1992 DODGE RAM 1-TON                    2/25/1998      12,000.00              -   Tampa
                     X350LE P/U W/CUMMINS
                     DIESEL ENG, 2 WINCHES
   809  TM3695       X1996 VERMEER                            2/25/1998      60,000.00              -   Conyers
                     V8550 TRENCHER
   810  TR1540       X1996 FORD F-SUPER DUTY                  2/25/1998      15,000.00              -   Tampa
                     P/U, DIESEL, 5-SPEED,
                     10' BED, DUAL REAR TIRES
   811  DT2607       X1996 FORD F-SERIES                      2/25/1998      36,500.00              -   Conyers
                     DUMP TRK, DIESEL,
                     6-SPEED TRANS, 10' DUMP BODY
   812  TR1597       X1997 FORD F-350XL                       2/25/1998      22,000.00              -   Tampa
                     KING CAB, DIESEL,
                     X5-SPEED TRANS
   813  ET6031       X1997 NATIONAL                           2/25/1998       4,200.00              -   Conyers
                     X32' FLATBED TRAILER,
                     GOOSENECK
   814  FB2010       X1997 FORD F-SUPER DUTY                  2/25/1998      20,000.00              -   Conyers
                     DIESEL, 5 SPEED,
                     DUEL REAR TIRES, 8' BED
   815  P0438        X1995 FORD F-150XL                       2/25/1998      12,000.00              -   Tampa
                     EXT CAB, FLAT BED, AUTO TRANS.
   816  ET6061       BELSHE 24' TRAILER                       2/25/1998       2,500.00              -   Raleigh
   818  P0487        X1999 GMC C15 FU M318                   11/19/1998      31,704.33              -   Chesapeake
                     PICKUP TRUCK - DARK RED
   819  P0442        X1999 Chevrolet CK15753 P/U              12/2/1998      33,666.88              -   Tampa
   820               X1999 GMC SLT 4X4                        12/9/1998      30,600.00              -   Conyers
                     P/U Ex-Cab -Black
   821  P0466        X1999 CHEVROLET SILVERADO -             12/22/1998      29,777.31              -   Tampa
                     LT PEWTER
   822  TT2406-A     Replace Transmission on                  1/14/1999       3,633.91              -   Conyers
                     Freightliner # 611
   823  ET6052       Fabricated REEL Trailer                   1/5/1999       4,500.00              -   Conyers
   824  ET6058       AMIDA SOLAR POWERED                       2/1/1999       4,691.21              -   Raleigh
                     TRLR MNT 15 LIGHT
                     ARROW BOARD
   825  ET6059       AMIDA ARROW BOARD -                       2/1/1999       4,691.21              -   Raleigh
                     X15 LIGHT SOLAR POWERED
                     TRLR MOUNT
   826  P0486        X1999 GMC TK15753                        3/23/1999      32,401.01              -   Conyers
                     Black Z71 SLT P/U
   827  P0495        X1999 GMC Model# TK15753                  4/6/1999      30,696.71              -   Conyers
                     Z-71 4 Wheel Drive -
                     White with Beige trim
   828  P0461        1999 GMC Model# TK15753                  4/14/1999      30,679.78              -   Albany
                     Z-71 4 wheel drive - White Ext Cab
   829               Compaq Armada 1700                       5/10/1999       3,100.86       1,111.13   Albany
                     MPII/300 MHZ
   830               Compaq Armada 1700                       5/25/1999       3,167.39              -   Raleigh
                     MPII/300 MHZ 32 MB RAM, 5GB HD
   831  ET6101       AMIDA ARROW BOARD -                       2/1/1999       4,691.21              -   Raleigh
                     SOLAR POWERED 15 LIGHT
                     TRLR MOUNT
   832  P0443        X1999 CHEVROLET SILVERADO               11/18/1999      31,800.00              -   Tampa
                     CK15763 P/U
   833  A0107        X2000 GMC 4 dr YUKON - Black             12/8/1999      41,951.08              -   Albany
   834  P0462        X1999 GMC TK15753 Z71 P/U               12/22/1999      29,966.76              -   Albany
   835  ST4890       CMS-T331 Portable                        1/17/2000      20,322.14              -   Conyers
                     Changeable Mess. Sign
   836  P0496        GMC 2000 YUKON DENALI -                  2/23/2000      49,869.64              -   Conyers
                     SPRUCE GREEN
   837  FK5607       CASE 586E                                3/30/2000      28,737.50              -   Chesapeake
                     FORKLIFT/CONSTR
                     X/STRAIT/6000#/4WD
   838  A0113        X2000 Cadillac Escalade                  9/21/2000      43,401.52              -   Raleigh
                     X - Black 4 door
   839               Yanmar B50-2 Mini Excavator              10/5/2001      13,515.00       2,928.25   Conyers
   840  TR1954       Yanmar B50-2 Mimi Excavator              10/5/2001      13,515.00       2,928.25   Conyers
   841  FB2013       94 GMC Topkick Flatbed                    9/4/2001      24,947.80       4,989.56   Chesapeake
                     w/ Crash Cushion
   842  FB2014       94 GMC Topkick Flatbed                    9/4/2001      24,947.80       4,989.56   Chesapeake
                     w/ Crash Cushion
   843               Green Lee H-45                           7/17/2002       1,540.80         564.96   Conyers
                     Hydr Ground Rod Driver
   844  BU5007       GE Capital Unit #571790 F-450            6/20/2002      38,359.50      13,425.83   Conyers     Ge Capital #1
   845  BU5002       GE Capital Unit #571799 F-450            6/20/2002      38,359.50      13,425.83   Conyers     Ge Capital #1
   846  BU5005       GE Capital #571804 F-450                 6/20/2002      38,359.50      13,425.83   Raleigh     Ge Capital #1
   847  BU5006       GE Capital #571812 F-450                 6/20/2002      38,359.50      13,425.83   Raleigh     Ge Capital #1
   848  BU5003       GE Capital #57822 F-450                  6/20/2002      38,359.50      13,425.83   Conyers     Ge Capital #1
   849  BI5110       GE Capital #24051 F-650                   8/6/2002      72,492.50      27,788.79   Raleigh     Ge Capital #1
   850  BI5107       GE Capital #24063 F-650                   8/6/2002      76,772.50      29,429.46   Conyers     Ge Capital #1
   851  BI5106       GE Capital #24069 F-650                   8/6/2002      72,492.50      27,788.79   Conyers     Ge Capital #1
   852  BI5109       GE Capital #717901 F-650                  8/6/2002      72,492.50      27,788.79   Raleigh     Ge Capital #1


                                  Page 9 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
   853               Vermeer Mod. V-2050 Trencher             9/30/2002       1,121.36              -   Conyers
   854               Canon NP-6050                            3/21/2002       5,857.50       1,757.25   Albany
                     Remanufactured Copier - 20 Bin
   855               Computer Adjustment goes                 10/1/2002         (95.85)        (39.94)  Raleigh
                     w/ System #812
   856               Compaq Notebook                           2/1/2002       2,136.99         605.47   Raleigh
   857               Compaq Notebook                           2/1/2002       2,364.62         669.99   Raleigh
   858               Computer Laptop                          3/31/2002       1,191.22         357.38   Conyers
   859               HP Notebook                              4/10/2002       1,985.18          55.13   Conyers
   860               Computer Purchased from CompUSA          4/21/2002       1,011.72              -   Raleigh
   861  TR1599-A     Major Repair on Asset 202 -              4/18/2002       1,024.24              -   Chesapeake
                     New Clutch & Flywheel
   862  DD2706       1999 Freight Liner FL80                  2/28/2002      96,282.50      27,280.04   Conyers
                     w/ Altec Digger Lift /B
   863               Solar Arrow Boards                       4/12/2002      11,716.50       3,710.22   Conyers     Altec
   864               Compaq 3015                              3/27/2003       2,209.59         368.27   Conyers
   865               Monitor,mouse,mp,keyboard                 4/1/2003         805.44         134.25   Raleigh
   866  PO462-A      Repair Engine 1999 GMC Pickup            4/30/2003       5,678.87       1,104.22   Albany
   867               Greenlee HK06FT                          4/30/2003       1,806.16         351.21   Conyers
                     Dieless Crimping Tool
   868               Dynomometer 5000                         4/30/2003       1,158.34         225.24   Conyers
   869               Fair H4802 Hydraulic Tamp                4/30/2003       1,122.69         218.30   Conyers
   870               AB Chance C403-3370                      4/30/2003       1,004.06         195.24   Conyers
                     X40kv Phasing Stick
   871               Fair 49335 15 Ton Hy Crimper             4/30/2003       2,234.38         434.47   Conyers
   872               Repair change out rear axle              6/30/2003       1,587.61         396.91   Conyers
   873  MT4728       X82x18' flat bed trailer"                6/30/2003       2,000.00       1,100.01   Conyers
   874  MT4727       X6x16 Car Hauler Trailer                 6/30/2003       1,600.00         880.00   Conyers
   875               Phone System for NC                      6/30/2003       3,000.00       1,650.00   Raleigh
   876  Wire         Barb Wire Fence in Conyers Yard          6/30/2003       4,900.00       1,225.01   Conyers
        Fence
   877               Phone System                             6/30/2003       8,495.28       4,672.40   Raleigh
   878  MT4725       X7/16 Side Trailer with Gate             6/30/2003       2,232.02       1,227.62   Conyers
   879  MT4726       Horton Trailer                            5/9/2003       4,066.00       2,100.77   Conyers
   880               Compaq EVO 2 Ghz                         6/30/2003         680.15         170.04   Albany
   881               Security System for Raleigh Location      7/1/2003       1,451.06         798.09   Raleigh
   882  BU5007-A     GE Capital Unit #571790 F-450            7/31/2003       1,040.04         589.36   Conyers     Ge Capital #1
   883  BU5002-A     GE Capital Unit #571799 F-450            7/31/2003       1,040.04         589.36   Conyers     Ge Capital #1
   884  BU5005-A     GE Capital #571804 F-450                 7/31/2003       1,040.04         589.36   Raleigh     Ge Capital #1
   885  BU5006-A     GE Capital #571812 F-450                 7/31/2003       1,040.04         589.36   Raleigh     Ge Capital #1
   886  BU5003-A     GE CAPITAL #57822 f-450                  7/31/2003       1,040.04         589.36   Conyers     Ge Capital #1
   887  BI5110-A     GE Capital #24051 F-650                  7/31/2003       1,722.70         976.20   Raleigh     Ge Capital #1
   888  BI5107-A     GE Capital #24063 F-650                  7/31/2003       1,808.30       1,024.69   Conyers     Ge Capital #1
   889  BI5106-A     GE Capital #24069 F-650                  7/31/2003       1,722.70         976.20   Conyers     Ge Capital #1
   890  BI5109-A     GE Capital #717901 F-650                 7/31/2003       1,722.70         976.20   Raleigh     Ge Capital #1
   891               Sales tax on Compaq EVO D510C           10/31/2003          66.98          24.19   Albany
   892               ACS Processor Phone System              10/31/2003       2,278.84       1,405.29   Albany
   893               Hydrolic Punch Set                      10/31/2003       3,456.22       1,248.09   Conyers
   895  FK5608-A     Forklift Repair                          4/30/2004       4,001.88       2,112.11   Albany
   896  W2190        Bobcat 250 NT w/ running gear            4/30/2004       3,089.09       2,213.85   Albany
   897  W2191        Bobcat 250 NT w/ running gear            4/30/2004       3,089.09       2,213.85   Albany
   898               FISHER TW-7700 LINE TRACER               7/31/2004       2,209.30       1,350.12   Albany
   899  CT2759-A     Repair on Grove Crane                   10/31/2004      10,869.32       8,876.62   Albany
   900               Build inside of new Shop                 1/31/1998      50,613.72      31,310.10   Albany
   901               Laptop TSP-874 Transport                11/30/2004       1,914.69       1,382.82   Lakeland
                     T220 15 inch
   902               Laptop TSP-874 Transport                11/30/2004       1,914.69       1,382.82   Lakeland
                     T220 15 inch
   903               Laptop TSP-874 Transport                11/30/2004       1,914.69       1,382.82   Lakeland
                     T220 15 inch
   904               Laptop TSP-874 Transport                11/30/2004       1,914.69       1,382.82   Lakeland
                     T220 15 inch
   905               Laptop TSP-874 Transport                11/30/2004       1,914.69       1,382.82   Lakeland
                     T220 15 inch
   906               Laptop TSP-874 Transport                11/30/2004       1,914.69       1,382.82   Lakeland
                     T220 15 inch
   907               Laptop TSP-874 Transport                11/30/2004       1,914.69       1,382.82   Lakeland
                     T220 15 inch
   908               Laptop TSP-874 Transport                11/30/2004       1,914.69       1,382.82   Lakeland
                     T220 15 inch
   909               Laptop TSP-874 Transport                11/30/2004       1,914.69       1,382.82   Lakeland
                     T220 15 inch
   910               Laptop TSP-874 Transport                11/30/2004       1,914.67       1,382.81   Lakeland
                     T220 15 inch
   911  CT3195       Concrete Saw Target PaciV20H            11/30/2004       5,297.58       3,826.02   Raleigh
   912  TR1580-A     Repairs to TR1580                       11/30/2004       2,124.27       1,534.19   Conyers
   913  P0503        X2000 Chevrolet Silverado 1             11/30/2004      11,500.00       9,583.33   Raleigh
                     X500 Extended Cab Pickup
   914  DB3906-A     Repairs                                 11/30/2004       4,487.09       3,240.67   Tampa
   915  P0462-B      Repairs                                 11/30/2004       4,844.93       3,499.11   Albany
   916               Leasehold Improvements                  11/30/2004       4,759.49       3,437.40   Lakeland
   917  TR1560-A     Repairs new rear axle                   11/30/2004       1,300.00         938.89   Chesapeake
   918  DB4026-B     Reapairs                                11/30/2004       6,766.23       4,886.72   Tampa
   919               CLT-913 - Clientpro 365E Computer       12/31/2004       1,341.11       1,005.83   Lakeland
   920               Notebook - TSP-874-                     12/31/2004       1,914.69       1,436.01   Lakeland
                     Transport T2200 15in
   921               CLT-938 - Clientrpro 365 N Desktop      12/31/2004       1,341.11       1,005.83   Lakeland
   922               X5000W Generator                        12/31/2004         566.03         424.52   Lakeland
   923  P0429-A      Repairs to Truck                        12/31/2004       2,596.77       1,947.57   VNS
   924  P0485-A      Repairs to Truck                        12/31/2004       1,588.34       1,191.25   Conyers
   925               FIS H Power Meteer .1db &               12/31/2004       1,920.00       1,440.00   Conyers
                     X1310/1550 Dual Laser Source
   926  CT2753-B     Repairs on Crane Truck                  12/31/2004      11,394.98       8,546.23   Chesapeake
   927               Duct Rod 7/16 Pythorn Rod               12/31/2004       1,953.92       1,465.43   Network
                                                                                                        Services
   928  CT2763-A     Repairs to CT2763                       12/31/2004       1,840.41       1,380.30   Conyers
   929  TR1573-A     repairs to TR1573                       12/31/2004       3,253.73       2,440.30   Tampa
   930  P0466-A      repairs to P0466                        12/31/2004       2,647.61       1,985.70   Tampa
   931               CLT937 Base Model Clientpro 565 N        1/31/2005       1,783.77       1,387.37   Lakeland
   932               CLT937 Base Model Clientpro 565 N        1/31/2005       1,783.76       1,387.36   Lakeland
   934  A0115        X1999 Tahoe White Utility Vehicle         1/1/2005              -              -   Conyers
   936  AC4536       X1985 Ingersoll Rand                      1/1/2005              -              -   Chesapeake
                     X160 Air Compressor
   939  AC4546       X1995 Leroi 185DJE Air Compressor         1/1/2005              -              -   Raleigh
   940  AC4547       Sullair 185-DPOJD Green                   1/1/2005              -              -   Raleigh
                     Air Compressor
   941  AW8302       Lincoln SA200 Weoder                      1/1/2005              -              -   Conyers
   942  BH4354       X1994 Case 580L Backhoe                   1/1/2005              -              -   Conyers
   943  BI5117       X2001 Sterling Acterra                    1/1/2005              -              -   Chesapeake
                     X2 ton Bucket Truck
   944  CT3155       Homemade Cable Reel Trailer               1/1/2005              -              -   Conyers
   945  CT3156       Homemade Cable Reel Trailer               1/1/2005              -              -   Conyers
   946  CT3168       X2003 Homemade Reel Trailer               1/1/2005              -              -   Raleigh
   947  CT3169       Eaton Reel Trailer                        1/1/2005              -              -   Raleigh


                                  Page 10 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
   948  CT3170       X1961 Alte Reel Trailer                   1/1/2005              -              -   Raleigh
   949  CT3171       Homemade Cable Reel Trailer               1/1/2005              -              -   Conyers
   950  DB3721       Massey Tugger Tractor                     1/1/2005              -              -   Raleigh
   951  DT2610       X1982 Ford 7000 2 ton dump truck          1/1/2005              -              -   Chesapeake
   952  DT2611       X1992 F-700 Dump Truck                    1/1/2005              -              -   Conyers
   953  ET6029       Belshe 10 Ton Backhoe Trailer             1/1/2005              -              -   Chesapeake
   954  ET6032       X2001 Homemade 4x6 Sign Trailer           1/1/2005              -              -   Conyers
   955  ET6037       X1989 Reid Equipment Trailer              1/1/2005              -              -   Chesapeake
   956  ET6047       X1998 Econoline 17ft Tilt Bed Trailer     1/1/2005              -              -   Conyers
   957  ET6048       X1996 Valley 1200 Trailer                 1/1/2005              -              -   Conyers
   958  ET6049       X1997 Pero 20ft Trailer Goose Neck        1/1/2005              -              -   Conyers
   959  ET6050       X1997 Custom Equipment Trailer            1/1/2005              -              -   Conyers
   960  ET6055       X1990 Butler Equipment Trailer            1/1/2005              -              -   Raleigh
   961  ET6056       Yellow 3 axle equipment trailer           1/1/2005              -              -   Raleigh
   962  ET6066       Sign Trailer                              1/1/2005              -              -   Conyers
   963  ET6067       Sign Trailer                              1/1/2005              -              -   Conyers
   964  ET6076       X1996 Traverl Boss KWA48DTA               1/1/2005              -              -   Conyers
                     Equipment Trailer Transport
   965  ET6077       X1996 Ditch Witch S5A                     1/1/2005              -              -   Chesapeake
                     Equipment Trailer
   966  FB2007       X1997 F-350 1-Ton Truck w/ winch          1/1/2005              -              -   Conyers
   967  FK5620       X1996 Case 586E Forklift                  1/1/2005              -              -   Chesapeake
   968  FT2801       X2000 Fiber Camper                        1/1/2005              -              -   VNS
   969  MT4704       Homemade Sign Trailer                     1/1/2005              -              -   Chesapeake
   970  MT4711       X1996 MTI Material Trailer                1/1/2005              -              -   Conyers
   971  MT4713       X2002 Apple Valley                        1/1/2005              -              -   Conyers
                     Cargo Material Trailer
   972  MT4718       X1997 Hudson 9-ton                        1/1/2005              -              -   Raleigh
                     Equipment Trailer
   973  MT4722       X2001 Welr Material Trailer               1/1/2005              -              -   Conyers
   974  MT4723       X2002 Homemade 24ft                       1/1/2005              -              -   Conyers
                     Material Trailer
   975  MT4724       X2003 Homemade 2 axle                     1/1/2005              -              -   Chesapeake
                     Material Trailerw/ Pipe Bender
   976  MT4729       X2001 Homemade                            1/1/2005              -              -   Chesapeake
                     X6x18 Utility Trailer
   977  P0488        X1996 F-150 Pickup Truck                  1/1/2005              -              -   Chesapeake
   978  P0492        X1996 F-150 Pickup Truck                  1/1/2005              -              -   Chesapeake
   979  P0502        X1998 GMC Sierra Pickup Truck             1/1/2005              -              -   Conyers
   980  ST4867       X1994 American Signal                     1/1/2005              -              -   Chesapeake
                     Message Board
   981  ST4869       Protect-O-Flash Arrow Board               1/1/2005              -              -   Conyers
   982  ST4870       Protect-O-Flash Arrow Board               1/1/2005              -              -   Conyers
   983  ST4871       Amida Arrow Board                         1/1/2005              -              -   Conyers
   984  ST4873       Protect-O-Flash Arrow Board               1/1/2005              -              -   Conyers
   985  ST4881       Allmand Eclipse Arrow Board               1/1/2005              -              -   Chesapeake
   986  ST4882       Solar Tech Sentinal Arrow Board           1/1/2005              -              -   Chesapeake
   987  ST4884       Wink-O-Matic Sunray Sign Board            1/1/2005              -              -   Chesapeake
   988  ST4885       Wink-O-Matic Sunray Sign Board            1/1/2005              -              -   Chesapeake
   989  TH3256       X1993 Yanmar B50-2 Excavator              1/1/2005              -              -   Chesapeake
   990  TH3257       X1994 Yanmar B50-2 Excavator              1/1/2005              -              -   Chesapeake
   991  TK1790       X1991 Ford F-600                          1/1/2005              -              -   Chesapeake
                     X2 ton truck w crash cushion
   992  TK1801       X1992 Chevrolet Kodiak                    1/1/2005              -              -   Raleigh
                     X2 ton truck w/ winch
   993  TM3300       Ditch Witch 1420                          1/1/2005              -              -   Raleigh
                     Walk Behind Trencher
   994  TM3301       Vermeer V1150                             1/1/2005              -              -   Chesapeake
                     Walk Behind Trencher
   995  TM3376       Vermeer V3550 Trencher Combo              1/1/2005              -              -   Raleigh
   996  TM3694       Vermeer V5800 Trencher, Combo             1/1/2005              -              -   Chesapeake
   997  VT2252       Ring-O-Matic Pit 750                      1/1/2005              -              -   Chesapeake
                     Vacuum Pump Trailer
   998  FT2802       X2005 Mohawk 6x10                        1/31/2005      19,193.13      16,634.04   Network     Ge Capital #1
                     Fiber Splicing Trailer                                                             Services
   999  DB3717-A     Repairs to Boring Machine                1/31/2005       9,145.19       7,112.92   Network
                                                                                                        Services
  1000  P0446-A      repairs to P0446                         1/31/2005       1,338.99       1,041.43   VNS
  1001  P0495-A      repairs to P0495                         1/31/2005       1,113.06         865.70   Conyers
  1002               CMA5000 Mainframe                        1/31/2005      20,703.43      16,102.66   Network
                     with 2-slot Single bay                                                             Services
  1003  DB3800-A     Repairs to Vermeer Boring Machine        1/31/2005       8,711.68       6,775.75   Tampa
  1004  MT4706       TE202 Equipment Trailer                   1/1/2005              -              -   Albany
  1005  MT4705       Utility Trailer                           1/1/2005              -              -   Albany
  1006  MT4720       Utility Trailer                           1/1/2005              -              -   Chesapeake
  1007  TR1595       White Crew Cab Truck                      1/1/2005              -              -   Raleigh
  1008  TR1587       White Crew Cab Truck                      1/1/2005              -              -   Raleigh
  1009  TR1584       Diesel Crew Cab Truck 8 Cylinder          1/1/2005              -              -   Conyers
  1010  TR1588       X1-Ton Truck, Crew Cab                    1/1/2005              -              -   Raleigh
  1011  TR1569       Pickup Truck                              1/1/2005              -              -   Albany
  1012  P0463        Pickup Truck                              1/1/2005              -              -   Albany
  1013  P0490        White Extended Cab Pickup Truck           1/1/2005              -              -   Conyers
  1014               ClientPro 565 Mid-Tower                  2/28/2005       1,845.17       1,486.38   Lakeland
                     X400GB hard drive
  1015               ClientPro 365 Mid-Tower                  2/28/2005       1,335.69       1,075.97   Lakeland
                     X80GB Hard Drive
  1016               ClientPro 365 Mid-Tower                  2/28/2005       1,335.69       1,075.97   Lakeland
                     X80GB Hard Drive
  1017               Demo Equipment                           1/31/2005      48,562.99      37,771.21   Network
                                                                                                        Services
  1018               Fitel Fusion Splicer                     2/28/2005      19,902.00      17,580.10   Network     DH Supply
                                                                                                        Services
  1019  DB3800-B     Parts for DB3800                         2/22/2005       8,617.09       6,941.54   Tampa
  1020  DB3904-A     Repairs for DB3904                       2/28/2005      10,699.08       8,618.70   Tampa
  1021  TR1531-A     Repairs for TR1531                       2/28/2005       2,210.77       1,780.90   Tampa
  1022  FK5606-A     Repairs to FK5606                        3/10/2005       3,350.97       2,699.40   Chesapeake
  1023               TSP-874 Transport                        3/31/2005       1,764.00       1,470.00   Lakeland
                     T2200 15in Laptop
  1024               TSP-922 Transport                        3/31/2005       1,505.09       1,254.23   Lakeland
                     T1200 14in Desktop
  1025               TSP-922 Transport                        3/31/2005       1,505.09       1,254.23   Lakeland
                     T1200 14in Desktop
  1026               TSP-922 Transport                        3/31/2005       1,505.08       1,254.22   Lakeland
                     T1200 14in Desktop
  1027               Survey Equipment                         2/28/2005       6,092.09       4,907.51   Raleigh
  1028  DT2602-A     Repairs to DT2602                        3/31/2005       4,914.05       4,095.04   Conyers
  1029  BH4331-A     Repairs to BH4331 Boom Cylinder          3/31/2005       1,677.74       1,398.11   Conyers
  1030  DB3716-A     Repairs to DB3716-A                      3/31/2005       3,669.54       3,057.95   Network
                                                                                                        Services
  1031               NSD Verizon Server                       3/31/2005       1,952.17       1,626.80   VNS
  1032  TR1616-A     Repairs to TR1616                        3/31/2005      11,745.87       9,788.22   Tampa
  1033               RD 4000-EMS 512/8/33/65/200              3/31/2005       5,388.84       4,490.70   Network     Direct Capital
                     receiver with digital depth,                                                       Services    Corp #1
                     peak/null passive power
  1034               RD 4000-EMS 512/8/33/65/200              3/31/2005       5,388.84       4,490.70   Network     Direct Capital
                     receiver with digital depth,                                                       Services    Corp #1
                     peak/null passive power
  1035               Gas Detector                             3/31/2005       2,192.60       1,827.16   Network
                                                                                                        Services
  1036               Duct Rodder                              3/31/2005       2,058.45       1,715.36   Network
                                                                                                        Services
  1037               Man Hole Blower                          3/31/2005       5,225.13       4,354.27   Network
                                                                                                        Services


                                  Page 11 of 12

                                                             Acqui-      Acqui-
System  Company                                              sition      sition
Number  Asset #      Description                             Date        Value           NBV            Location    Lease
----------------------------------------------------------------------------------------------------------------------------------
  1038               Firewall switch                          4/30/2005       1,107.45         953.63   Lakeland
  1039               Firewall switch                          4/30/2005       1,107.45         953.63   Lakeland
  1040               TSP-922 Transport Computer               4/30/2005       1,497.32       1,289.36   Lakeland
  1041               TSP-922 Transport Computer               4/30/2005       1,497.32       1,289.36   Lakeland
  1042  VT2257-A     repairs to VT2257                        4/30/2005       1,426.31       1,228.20   Tampa
  1043  P0446-B      repairs to P0446                         4/30/2005       2,493.77       2,147.41   VNS
  1044  CT2753-B     repairs to CT2753                        4/30/2005       1,505.42       1,296.33   Raleigh
  1045  P0461-A      repairs to P0461-A                       4/30/2005       1,242.43       1,069.87   Albany
  1046  A0107-A      repairs to A0107-A                       4/30/2005       1,820.92       1,568.01   Albany
  1047  DB3904-B     repairs to DB3904                        4/30/2005       3,094.80       2,664.96   Tampa
  1048  TR1577-A     repairs to TR1577                        4/30/2005       2,766.58       2,382.32   Tampa
  1049  FP01         Fiber Optic Puller                       5/30/2005      12,605.60      11,204.97   VNS         Direct Cap
                                                                                                                    Funding
                                                                                                                    Inc/Marlin
                                                                                                                    Leasing
  1050  TR1543       Repairs to TR1543                        5/31/2005       2,300.96       2,045.29   Tampa
  1051  TR1530-A     repairs to TR1530-A                      5/31/2005       1,214.23       1,079.31   Tampa
  1052  DB3800-C     reapirs to DB4026.-C                     5/31/2005       3,311.52       2,943.57   Tampa
  1053  P0467-A      repairs to P0467                         5/31/2005       1,706.66       1,517.02   Tampa
  1054  P0443-A      repairs to P0443                         5/31/2005       2,575.50       2,289.33   Tampa
  1055  TR1530-A     repairs to TR1530                        5/31/2005       3,377.99       3,002.65   Tampa
  1056  TR1543-A     repairs to TR1543                        5/31/2005       2,633.53       2,340.91   Tampa
  1057  P0502-A      repairs to P0502 replace engine          5/31/2005       3,619.28       3,217.13   Conyers
  1058  X1P0706      X1996 Ford F250 P/U Truck                 1/1/2005              -              -   Chesapeake
  1059  CT2757-B     repairs to CT2757                        6/30/2005       1,787.72       1,638.73   Chesapeake
  1060  TH3261       X2002 Melroe                             6/30/2005      24,368.50      22,337.79   Chesapeake  Direct Capital
                     Rubber Track Excavator                                                                         Corp #2
  1061  FL4605       X2003 Melrose T200-G                     6/30/2005      36,273.00      33,250.25   Chesapeake  Direct Capital
                     Rubber Track Loader                                                                            Corp #2
  1062  AC5303       Ingersol Rand AIr Compressor             6/30/2005       6,152.50       5,639.79   Network     Direct Capital
                                                                                                        Services    Corp #2
  1063  AC5305       Ingersol Rand Air Compressor             6/30/2005       6,152.50       5,639.79   VNS         Direct Capital
                                                                                                                    Corp #2
  1064  AC5304       Ingersol Rand Air Compressor             6/30/2005       6,152.50       5,639.79   VNS         Direct Capital
                                                                                                                    Corp #2
  1065  FK5610-A     repairs to FK5610                        6/30/2005       1,764.75       1,617.69   Albany
  1066  TR1528-A     repairs to TR1528                        6/30/2005       1,679.15       1,539.22   Tampa
  1067  DD2706-A     repairs to DD2706                        6/30/2005       1,283.01       1,176.08   Conyers
  1068  DB3800-D     credit to Repairs on DB3800              6/30/2005      (1,189.64)     (1,090.50)  Tampa
  1069  A0116-A      repairs to A0116                         6/30/2005       1,533.51       1,405.71   Albany
  1070  TR1600-A     repairs to TR1600                        6/30/2005       1,368.95       1,254.86   Conyers
  1071  CT2761-B     repairs to CT2761                        6/30/2005       1,421.64       1,303.17   Tampa
  1072  A0109        repairs to A0109                         6/30/2005       2,497.26       2,289.15   Network
                                                                                                        Services
  1073  BH4351-A     repairs to BH4351                        6/30/2005       1,070.54         981.32   Raleigh
  1074  DT2610-A     repairs to DT2610                        7/31/2005       1,792.34       1,692.76   Chesapeake
  1075  TR1579-A     repairs to TR1579                        7/31/2005       1,352.00       1,276.88   Tampa
  1076  BI5111-A     repairs to BI5111                        7/31/2005       1,839.27       1,737.09   Tampa
  1077  FL4603-A     repairs to FL4603                        7/31/2005       1,284.00       1,212.66   Raleigh
  1078  DB3905-A     repairs                                  7/31/2005       1,800.69       1,700.64   Tampa
  1079  ET6073-A     repairs                                  7/31/2005       1,723.66       1,627.89   Tampa
  1080  P0425-A      repairs                                  7/31/2005       1,851.50       1,748.64   Conyers
  1081  BI5107-B     repairs                                  7/31/2005       9,876.13       9,327.45   Conyers
  1082  TR1531-B     repairs                                  7/31/2005       1,863.96       1,760.40   Tampa
  1083  DB3906-B     repairs                                  7/31/2005       4,274.13       4,036.67   Tampa
  1084  VT2257-B     repairs                                  8/31/2005       1,235.63       1,201.30   Tampa
  1085  BH4333-A     adding forks to backhoe                  8/31/2005       1,369.60       1,331.55   VNS
  1086  DB3905-B     repairs                                  8/31/2005       3,142.15       3,054.87   Tampa
  1087  PD8000-A     repairs to Hydraulics                    8/31/2005       4,207.86       4,090.97   Raleigh
  1088               Homemade Reel Cable Trailer              8/31/2005         537.81         522.86   Raleigh
  1089               Homemade Reel Cable Trailer              8/31/2005         537.81         522.86   Raleigh
  1090  TR1606-A     repairs                                  8/31/2005       3,794.24       3,688.84   Tampa
  1091  TR1576-B     repairs                                  8/31/2005       2,311.79       2,247.57   Conyers
  1092  CT2763-B     repairs                                  8/31/2005       1,619.19       1,574.20   Conyers
  1093  CT2761-C     repairs                                  8/31/2005       2,161.71       2,101.65   Tampa
  1094  BI5107-C     repairs                                  8/31/2005       2,174.35       2,113.94   Conyers
  1095  BI5111-B     repairs                                  9/30/2005       1,705.54       1,705.54   Tampa
  1096  PD8000-B     repairs                                  9/30/2005       1,250.99       1,250.99   Raleigh
  1097  BI5115-B     repairs to BI5115                        9/30/2005       7,883.92       7,883.92   Chesapeake
  1098  DB3906-C     repairs                                  9/30/2005       3,065.54       3,065.54   Tampa
  1099  DB3906-D     repairs                                  9/30/2005       1,525.97       1,525.97   Tampa
  1100  P0415-A      repairs                                 10/31/2005       2,278.19       2,278.19   Chesapeake
  1101  P0414-A      repairs                                 10/31/2005       1,613.24       1,613.24   Chesapeake
  1102  BU5007-B     repairs                                 10/31/2005       3,475.57       3,475.57   Conyers

                                                                         16,393,300.67   3,420,732.18
***NBV as of 09/30/2005
==================================================================================================================================

Schedule 2.14(b)


           Active Assets         Internal                                  Acquisition  Acquisition  Net Book   Lease
System No  Company Asset Number  Description                               Date         Value        Value
        1  CT3173                X2005 Trailer Tr3tslr                       4/30/2005     6,345.74    5,816.93  Ge Capital
        2  CT3174                X2005 Trailer Tr3tslr                       4/30/2005     6,345.74    5,816.93  Ge Capital
        3  CT3175                X2005 Trailer Tr3tslr                       4/30/2005     6,345.74    5,816.93  Ge Capital
        4  CT3176                X2005 Trailer Tr3tslr                       4/30/2005     6,345.74    5,816.93  Ge Capital
        5  1P0724                X2005 F250 4x2 Super Cab XLT                4/30/2005    30,418.45   27,883.57  Ge Capital
        6  P0504                 X2005 F150 4x2 Super Cab XL Styleside       4/30/2005    21,821.93   20,003.43  Ge Capital
        7  P0505                 X2005 F150 4x2 Super Cab XL Styleside       4/30/2005    21,821.93   20,003.43  Ge Capital
        8  P0506                 X2005 F150 4x2 Super Cab XL Styleside       4/30/2005    21,821.93   20,003.43  Ge Capital
        9  P0508                 X2005 Ford Explorer 4x2 Sport               4/30/2005    27,332.52   25,054.81  Ge Capital
       10  P0509                 X2005 F150 4x2 Super Cab XL Styleside       4/30/2005    21,821.93   20,003.43  Ge Capital
       11  P0510                 X2005 F150 4x2 Super Cab XL Styleside       4/30/2005    21,821.93   20,003.43  Ge Capital
       12  P0512                 X2005 F150 4x2 Super Cab XL Styleside       4/30/2005    21,821.93   20,003.43  Ge Capital
       13  P0513                 X2005 F150 4x2 Super Cab XL Styleside       4/30/2005    21,821.91   20,003.41  Ge Capital
       14  CT3177                Trailer                                     5/31/2005     6,345.74    5,922.69  Ge Capital
       15  CT3178                Trailer                                     5/31/2005     6,345.74    5,922.69  Ge Capital
       16  TR1624                X2005 F350 Crew Cab                         5/31/2005    37,996.60   35,463.49  Ge Capital
       17  TR1627                X2005 F-450 10' Stake Body                  6/30/2005    37,921.23   36,025.17  Ge Capital
       18  TR1626                X2005 F-450 Crew Cab w/ 11' service body    6/30/2005    45,811.25   43,520.69  Ge Capital
       19  TR1625                X2005 F-450 Crew Cab w/ 11' service body    6/30/2005    45,811.25   43,520.69  Ge Capital
       20  CT3185                X2005 Evans Three reel trailer              6/30/2005     7,220.90    6,859.85  Ge Capital
       21  CT3187                X2005 Evans Three reel trailer              6/30/2005     7,220.90    6,859.85  Ge Capital
       22  TR1628                X2005 F-450 Utility Body                    6/30/2005    41,824.68   39,733.44  Ge Capital
                                                                                         472,385.71  440,058.65


** NBV as 09/30/05

Schedule 2.16

The Company and Seller were unable to obtain copies of the state tax returns for the year ended October 31, 2000 as well as for prior years for Transportation Safety Contractors, Inc. ("TSC"), Georgia Electric Company ("GEC") and Able Telecommunications & Power, Inc. ("ATP"). Based upon correspondence from certain states including Alabama (for GEC), Florida (for ATP and TSC) and North Carolina (for GEC), certain Company state income tax returns for years ending on October 31, 2000 and prior were not filed.

SCHEDULE 2.20

                 ACCOUNT                     NAME OF BANK/      AUTHORIZED            PURPOSE OF            OTHER AUTHORIZED
                  NAME                   FINANCIAL INSTITUTION  PERSONNEL              ACCOUNT                  PERSONS

Working capital line of credit           Merrill Lynch              1,2     Working capital line of credit        None
Reducing revolver - VA property          Merrill Lynch              1,2     Line of credit                        None
Reducing revolver - FL property          Merrill Lynch              1,2     Line of credit                        None
Commercial checking account              SunTrust                  1,2,3    Main checking account                 None
Local checking account - Tampa, FL       Bank of America           1,2,4    Petty cash for office                 None
Local checking account - Chesapeake, VA  Bank of America           1,2,5    Petty cash for office                 None
Local checking account - Conyers, GA     Bank of America           1,2,6    Petty cash for office                 None
Local checking account - Raleigh, NC     Bank of America           1,2,7    Petty cash for office                 None
Local checking account - Albany, GA      Bank of America           1,2,8    Petty cash for office                 None
Local checking account - Lakeland, FL    Bank of America           1,2,9    Petty cash for office                 None

Legend:
1 - Lance McNeill
2 - Steven Palmer
3 - William Dresback
4 - Danny Trigg
5 - Mike Arroyo
6 - Dan Mauldin
7 - Phil Elmore
8 - Robert Fryer
9 - Andrea Jennings

--------------------------------------------------------------------------------
                            Heavy Metal Partners, LLC
                         7101 Creedmoor Road, Suite 126
                          Raleigh, North Carolina 27613
                    Phone (919) 870-9093-Fax (919) 676-0294
--------------------------------------------------------------------------------




                                October 26, 2005



Mr. Steve Palmer
Viasys
26 Lakewire Drive
Lakeland, FL 33815                                VIA OVERNIGHT DELIVERY


Re: Agreement of Lease dated April 22, 2003 (the "Lease"), between Heavy Metal Partners, LLC, as Landlord, and Georgia Electric Company, as Tenant, for premises located at 6201 Westgate Road, Suite 100, Westgate Industrial Park, Raleigh, North Carolina (the "Premises").


Dear Mr. Palmer:

     Please recall that Heavy Metal Partners, LLC, recently refinanced the Landlord Property (as defined in the Lease). At the request of the refinance lender, a Phase I Environmental Study was performed for the Landlord Property. This Study revealed that the area surrounding Tenant's oil drums has been stained with oil, thus indicating that the drums are leaking or have leaked in the recent past (copies of the relevant pages and photos in the Phase I are enclosed). The Study further revealed that Tenant has not consistently contained and disposed of its oil in compliance with the terms of the Lease. Accordingly, it is requested that Tenant sign and return to us a copy of this letter, thereby acknowledging and agreeing that: (a) in accordance with Section 10 of the Lease and as required by our lender, Tenant will remove the drums and completely remediate the leakage, at its cost and in accordance with all applicable laws, by no later than December 18, 2005; (b) upon completion of Tenant's remediation, submit to Landlord a clean environmental report; and (c) during the remainder of the Lease term, Landlord will conduct periodic inspections of the Premises to examine Tenant's compliance with the environmental provisions of the Lease; and if Tenant is not in compliance, Landlord will require Tenant to submit to Landlord periodic reports detailing the measures to be taken by Tenant to comply with such provisions.

Thank you for your anticipated cooperation.

                                              Sincerely yours,

                                              /s/ Michael G. Sandman
                                              Michael G. Sandman, Manager


Enclosures


cc:  Mr. Phil Elmore, Viasys (via fax)
     Ms. Cheri Megan, Colliers Pinkard (via fax)
     Mr. Jeff Weatherspoon, Colliers Pinkard (via fax)


ACKNOWLEDGED AND AGREED TO BY:

GEORGIA ELECTRIC COMPANY/VIASYS

By:                                           Date:
       ---------------------------                  -------------------------
Name:
       ---------------------------
Title:
       ---------------------------

Schedule 2.24

Consulting Services Agreement between Viasys Services, Inc. and H.I.G. Capital, LLC dated November 24, 2004.

Consulting Services Agreement between Preferred Management, LLC and Georgia Electric Company, Able Telecommunications & Power, Inc., Transportation Safety Contractors, Inc. and Viasys Management Company, Inc. and Viasys Network Services, Inc. dated January 28, 2002.

Schedule 2.25

The Company has received notices of cancellation due to late payment of premiums from Virginia Surety Compnay, Inc.

Schedule 2.26

The Company has voluntarily removed itself from the North Carolina Department of Transportation's ("NCDOT") pre-qualified bidders list. This action was in lieu of the NCDOT formally removing the Company due to the late performance for one of its projects in Durham, NC.

The Company's capacity as determined by the Florida Department of Transportation ("FDOT") is currently $29 million. As the current backlog of work which is significantly greater than the FDOT assigned capacity, the Company, if it had the ability, would not be able to submit any bids for FDOT work.

The Company currently has no bonding facilities in place.

The Company has experienced cash flow shortages and is currently delinquent in payments to certain suppliers, vendors and subcontractors.

                                  EXHIIBIT 3.3

          None other than as set forth in the Stock Purchase Agreement

                                  EXHIIBIT 3.4

     None other than as required by the Securities and Exchange Act of 1934

Schedule 11.2(d)

Lumbermens Mutual Casualty Company vs. Able Telecommunications & Power, Inc., Transportation Safety Contractors, Inc. and Georgia Electric Company, filed in the United States District Court for the Northern District of Georgia, Atlanta Division, styled Civil Action File No. 1:04-CV-339-WSD,

                              MANAGEMENT AGREEMENT

     This Agreement ("Agreement") dated as of November 1, 2005 by and among Charys Holding Company, Inc., a Delaware corporation ("Charys"), Viasys Network Services, Inc., a Florida corporation ("VNS"), Viasys Services, Inc., a Florida corporation ("VSI" and together with Charys and VNS, the "Company") and New Viasys Holdings, LLC, a Delaware limited liability company ("Viasys").

     WHEREAS, Charys and Viasys entered into a Stock Purchase Agreement with an effective date of November 1, 2005, pursuant to which, all of the issued and outstanding capital stock of VSN and VSI are being sold to Charys (the "Stock Purchase Agreement");

     WHEREAS, Charys has requested, and Viasys has agreed, that the Company, will manage a certain project with the Virginia Department of Transportation ("VDOT"), contract number C00016042T01 ("VA Job"); and

     WHEREAS, were it not for this Agreement, Viasys would have retained the VA Job, and the assets relating thereto, prior to selling the Company to Charys.

     NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1
               SEGREGATION OF ASSETS AND MANAGEMENT OF THE VA JOB
               --------------------------------------------------

     1.1  Segregation  of  Assets.  The  Company  shall segregate certain of the
          -----------------------
assets owned by it, and being used in, the VA Job, and will grant to Viasys a first priority security interest in and to such assets, which assets are more specifically described on Schedule 1.1(a) attached hereto and the Amended and
                             ---------------
Restated Security Agreement as set forth in Schedule 1.1(b) attached hereto (the
                                            ---------------
"Security  Agreement").

     1.2  Management  of  VA  Job.  The  Company  will  remain  responsible  for
          -----------------------
managing the VA Job, and will employ Maurice Arroyo as the VA Division Manager ("Manager") until the completion of the job, including the settlement of claims to be made with respect to delays in completion of the VA Job (the "Claim"), as described in Section 1.3 below. The Manager will be responsible for the day to day operations of the VA Job, negotiations with the VDOT for change orders, employment decisions related to staffing the VA Job, as well as all other direct management functions with respect to the VA Job.

     1.3  Change  in  Management.  If the Company determines that the Manager is
          ----------------------
not adequately performing his duties and believes it necessary to effectuate a change in the Manager, the Company must request and receive the written approval of Viasys before consummating any such change in the Manager. Viasys shall have ultimate decision power in relation to any proposed management change.

     1.4  Change  Orders.  No  change  orders  will  be  executed by the Company
          --------------
without first obtaining written approval from Viasys.

     1.5  Claims.  All  claims relating to the VA Job, including the Claim, must
          ------
be approved in writing by Viasys prior to submission to the VDOT.

                                    ARTICLE 2
                                  BANK ACCOUNT

     2.1  Project  Proceeds.  The  Company  has  opened  a new bank account (the
          -----------------
"Bank Account") with the Bank of America, and will execute the Security Agreement with Viasys relating to the VA Job, the assets related thereto, the proceeds derived therefrom and all claims made thereunder, including the Claim. Further, the Company will notify the VDOT that all future payments shall be electronically deposited in the Bank Account.

     2.2  Payments  to the Company.  During the remaining term of the VA Job, on
          ------------------------
each of the 15th day and the last day of each and every month, the Company will submit to Viasys a written request for the reimbursement of funds (the "Reimbursement Request") for each given period, in the form attached as Schedule
                                                                        --------
2.2.  The amounts set forth in the Reimbursement Request must be consistent with
---
the "Estimated Costs to Complete" (as defined below). Within seven (7) days after the date of such Reimbursement Request, Viasys will cause the authorized signatories set forth in Section 2.4 below to transmit to the Company the requisition funds to the extent contained in the Bank Account. As used herein, the term "Estimated Costs to Complete" means the estimated remaining costs to complete the VA Job based upon the estimated remaining work to be performed as of October 31, 2005, as incorporated in the Post Closing Audit (as such term is defined in the Stock Purchase Agreement), as the same may be adjusted based upon the following (i) increases or decreases in quantities of work and (ii) change orders.

     2.3  Disbursements to Viasys.  If at the end of any month, after payment to
          -----------------------
the Company pursuant to Section 2.2 above, the Bank Account balance is greater than five hundred thousand dollars ($500,000), such excess amount shall be paid to Viasys. Upon final acceptance of the VA Job and all required payments to the Company consistent with the Estimated Costs to Complete, all remaining funds in the Bank Account will be disbursed to Viasys.

     2.4  Signatories  on  Bank  Account.  The  signatories on the Bank Account,
          ------------------------------
subject to change in writing by Viasys, will be any two of the following three persons: William R. Dresback, Steven E. Palmer and Alexander D. Moskovitz.

     2.5  Arbitration.  All  disputes, claims or controversies arising out of or
          -----------
relating to this Agreement shall be settled by arbitration before a panel of three (3) arbitrators in Miami-Dade County, Florida administered by the American Arbitration Association under its Commercial Arbitration Rules and the Supplementary Procedures for Large, Complex Disputes, and judgment on the award rendered by such arbitrators may be entered in any court having jurisdiction thereof.

                                    ARTICLE 3
                             ALLOCATION OF PAYMENTS

     3.1  Note  Payments.  Payments  made  to  Viasys  under  Section  2.3  will
          --------------
initially be treated as payments under that certain Amended and Restated Secured Promissory Note, a copy of which is attached hereto as Schedule 3.1 (the
                                                               ------------
"Note").

     3.2  Earn-out.  Once  the Note has been paid in full, future payments under
          --------
Section 2.3 will be considered additional purchase consideration to Viasys under the Stock Purchase Agreement.

                                    ARTICLE 4
                                    REPORTING

     4.1  Monthly  Reports.  The  Company will submit a monthly report to Viasys
          ----------------
in  the  form  attached  hereto  as  Schedule  4.1.
                                     -------------

     4.2  Other  Reporting  Requirements.  The Company will submit the following
          ------------------------------
additional  information  to  Viasys:

          4.2.1 Commonwealth of Virginia Department of Transportation Contract Payment Voucher Summary within five days of its receipt thereof from the VDOT.

          4.2.2 Accounts payable listing on and as of the last day of each month by the 5th day of the following month.

          4.2.3 All change orders, both proposed and final, within five days of its receipt thereof.

          4.2.4     All such other information as Viasys may reasonably request.

                                    ARTICLE 5
                                CLAIM PREPARATION

     5.1  Claim.  The  Claim  against the VDOT, relating to delays in completion
          -----
of the VA Job and other related matters, is presently being prepared by the Company and Viasys for submission to the VDOT. The Claim shall be made in the name of VSI. The Company agrees to make its employees with knowledge of the Claim available to Viasys, at no cost to Viasys, to assist in the preparation and prosecution of the Claim. All decisions relating to the form and content of the Claim, the prosecution of the Claim and the settlement thereof will rest solely with Viasys. The Company will provide access to all relevant records to permit Viasys to complete the preparation of the Claim and prosecution of the Claim to completion.

                                    ARTICLE 6
                                  AUDIT RIGHTS

     6.1  Audit Rights of Viasys.  At all times during the remaining term of the
          ----------------------
VA Job and the settlement of the Claim, Viasys shall have the right, at its cost and expense, and at reasonable times, to cause an audit to be made of the VA Job, the proceeds derived therefrom and the costs to complete and actually incurred by the Company in connection therewith.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement the date first hereinabove set forth.


CHARYS HOLDING COMPANY, INC.


By:
     ---------------------------------------------
     Billy V. Ray, Jr., Chief Executive Officer


VIASYS NETWORK SERVICES, INC.


By:
     ---------------------------------------------
     Name:
     Title:


VIASYS SERVICES, INC.


By:
     ---------------------------------------------
     Name:
     Title:


NEW VIASYS HOLDINGS, LLC


By:
     ---------------------------------------------
     Name:   Mel Harris
     Title:  Manager


By:
     ---------------------------------------------
     Name:   Douglas Berman
     Title:  Manager

                                   EXHBIIT 8.1

    CERTIFICATE REGARDING REPRESENTATIONS AND WARRANTIES IN THE STOCK PURCHASE
                                    AGREEMENT

     The undersigned is CEO of Charys Holding Company Inc. ("Charys") which is a party to that Stock Purchase Agreement, executed effective as of November 1st, 2005 by and between New Viasys Holdings, LLC and Charys (the "Stock Purchase Agreement") and hereby certifies as of the date hereof that:

     The representations and warranties made by Purchaser contained in the Stock Purchase Agreement or on any schedule, list, certificate, or document delivered pursuant to the provisions of the Stock Purchase Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof and the indemnification obligations of the Parties set forth in the Stock Purchase Agreement shall apply accordingly. Purchaser has complied and performed in all material respects with all agreements, covenants and conditions required by the Agreement to be performed and complied with by Purchaser prior to Closing.

     IN WITNESS WHEREOF, the undersigned have signed this Certificate as of the date set forth below.

Dated:     November _, 2005


                                      CHARYS HOLDING COMPANY INC.


                                        By
                                           --------------------------------
                                        Billy  Ray

                                        Title:  CEO
                                                ---------------------------


up covenants and conditions to be performed and complied by Purchaser prior to Closing, as required by Section 8.1 of the Agreement

                                [GRAPHIC OMITTED]
                          SEAL OF THE STATE OF FLORIDA
                           FLORIDA DEPARTMENT OF STATE
                                 Glenda E. Hood
                               Secretary of State
January 25, 2005


HOLLAND  &  KNIGHT  LLP             (W-I)




The Articles of Incorporation for VIASYS NETWORK SERVICES, INC, were filed on January 24, 2005 and assigned document number P05000012213. Please refer to this number whenever corresponding with this office regarding the above corporation. The certification you requested is enclosed.

PLEASE NOTE: Compliance with the following procedures is essential to maintaining your corporate status. Failure to do so may result in dissolution of your corporation.

A corporation annual report must be filed with this office between January 1 and May 1 of each year beginning with the calendar year following the year of the filing/effective date noted above and each year thereafter. Failure to file the annual report on time may result in administrative dissolution of your corporation.

A federal employer identification (FEI) number must be shown on the annual report form prior to its filing with this office. Contact the Internal Revenue Service to insure that you receive the FEI number in time to file the annual report. To obtain a FEI number, contact the IRS at 1-800-829-3676 and request form SS-4.

Should your corporate mailing address change, you must notify this office in writing, to insure important mailings such as the annual report notices reach you.

Should you have any questions regarding corporations, please contact this office at the address given below.

Loria Poole, Document Specialist
New Filings Section                        Letter Number: 405A00004991


      Division of Corporations - P.O. BOX 6327 - Tallahassee, Florida 32314

                                State of Florida
                                [GRAPHIC OMITTED]
                               Department of State


I certify the attached is a true and correct copy of the Articles of Incorporation of VIASYS NETWORK SERVICES, INC., a Florida corporation, filed on January 24, 2005, as shown by the records of this office.

The document number of this corporation is P05000012213.



    [GRAPHIC                              Given under my hand and the
    OMITTED]                           Great Seal of the State of Florida,
   STATE SEAL                         At Tallahassee, the Capital, this the
       OF                                Twenty-fifth day of January, 2005
    FLORIDA
                                               /s/ Glenda E. Hood
                                                 Glenda E. Hood
                                               Secretary of State

                                                                    FILED

                                                             2005 JAN 24 P 12:11
                                                             SECRETARY OF STATE
                                                            TALLAHASSEE, FLORIDA


                            ARTICLES OF INCORPORATION

                                       OF

                          VIASYS NETWORK SERVICES, INC.


     The undersigned, acting as incorporator of VIASYS NETWORK SERVICES, INC., under the Florida Business Corporation Act, adopts the following Articles of Incorporation.

                                ARTICLE I.  NAME
                                ----------------

     The name of the corporation is:

                          VIASYS NETWORK SERVICES, INC.

                              ARTICLE II.  ADDRESS
                              --------------------

     The mailing address of the corporation is:

                           26 Lake Wire Drive
                           Lakeland, Florida 33815 US


                     ARTICLE III.  COMMENCEMENT OF EXISTENCE
                     ---------------------------------------

     The existence of the corporation will commence at 12:01 a.m. on the date of filing of these Articles of Incorporation.


                              ARTICLE IV.  PURPOSE
                              --------------------

     The corporation is organized to engage in any activity or business permitted under the laws of the United States and Florida.


                          ARTICLE V.  AUTHORIZED SHARES
                          -----------------------------

     The maximum number of shares that the corporation is authorized to have outstanding at any time is 10,000 shares of common stock having a par value of $0.01 per share.

                ARTICLE VI.  INITIAL REGISTERED OFFICE AND AGENT
                ------------------------------------------------

     The street address of the initial registered office of the corporation is 26 Lake Wire Drive, Lakeland, Florida 33815 and the name of the corporation's initial registered agent at that address is ANDREA S. JENNINGS.

                    ARTICLE VII.  INITIAL BOARD OF DIRECTORS
                    ----------------------------------------

     The corporation shall have two directors initially. The number of directors may be either increased or diminished from time to time, as provided in the bylaws, but shall never be less than one. The names and street addresses of the initial directors are:

         Name                              Address
         ----                              -------

     DOUGLAS BERMAN                 100 Brickell Bay Drive
                                    27th Floor
                                    Miami, FL 33131.

     MEL HARRIS                     10800 Biscayne Blvd.
                                    10th Floor
                                    Miami, FL 33161-7487

                           ARTICLE VIII.  INCORPORATOR
                           ---------------------------

     STEVEN E. PALMER               26 Lake Wire Drive
                                    Lakeland, FL 33815


     The incorporator of the Corporation assigns to this corporation his rights under Section 607.0201, Florida Statutes, to constitute a corporation, and he assigns to those persons designated by the board of directors any rights he may have as incorporator to acquire any of the capital stock of this corporation, this assignment becoming effective on the date corporate existence begins.

                               ARTICLE IX.  BYLAWS
                               -------------------

     The power to adopt, alter, amend, or repeal Bylaws shall be vested in the Board of Directors and the shareholders, except that the Board of Directors may not amend or repeal any bylaw adopted by the shareholders that specifically provides that the bylaw is not subject to amendment or repeal by the directors.

                              ARTICLE X. AMENDMENTS
                              ---------------------

     The corporation reserves the right to amend, alter, change, or repeal any provision in these Articles of Incorporation in the manner prescribed by law, and all rights conferred on shareholders are subject to this reservation.

     The  undersigned  incorporator,  for  the  purpose of forming a corporation under the laws of the State of Florida, has executed these Articles of Incorporation this 21st day of January, 2005.
                     ----


                                     /s/ Steven E. Palmer
                                     ------------------------------
                                     Steven E. Palmer, Incorporator

CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE FOR THE SERVICE OF PROCESS WITHIN THIS STATE, NAMING AGENT UPON WHOM PROCESS MAY BE SERVED.

     Pursuant to Chapter 48.091, Florida Statutes, the following is submitted:

     That VIASYS NETWORK SERVICES, INC., desiring to organize under the laws of the State of Florida with, its initial registered office, as indicated in the Articles of Incorporation, at 26 Lake Wire Drive, City of Lakeland, State of Florida 33815, has named ANDREA S. JENNINGS as its agent to accept service of process within this state.

ACKNOWLEDGMENT:

     Having been named to accept service of process for the corporation named above, at the place designated in this certificate, I agree to act in that capacity, to comply with the provisions of the Florida Business Corporation Act, and am familiar with, and accept, the obligations of that position.


                                        /s/ Andrea S. Jennings
                                        ----------------------
                                        ANDREA S. JENNINGS, Registered Agent


                                                                     FILED
                                                             2005 JAN 24 P 12:11

                                                             SECRETARY OF STATE
                                                            TALLAHASSEE, FLORIDA

                            ARTICLES OF INCORPORATION

                                       OF

                          VIASYS NETWORK SERVICES, INC.


     The undersigned, acting as incorporator of VIASYS NETWORK SERVICES, INC., under the Florida Business Corporation Act, adopts the following Articles of Incorporation.


                                ARTICLE I.  NAME
                                ----------------

     The name of the corporation is:

                          VIASYS NETWORK SERVICES, INC.


                              ARTICLE II.  ADDRESS
                              --------------------

     The mailing address of the corporation is:

                          26 Lake Wire Drive
                          Lakeland, Florida 33815 US


                     ARTICLE III.  COMMENCEMENT OF EXISTENCE
                     ---------------------------------------

     The existence of the corporation will commence at 12:01 a.m. on the date of filing of these Articles of Incorporation.


                              ARTICLE IV.  PURPOSE
                              --------------------

     The corporation is organized to engage in any activity or business permitted under the laws of the United States and Florida.


                          ARTICLE V.  AUTHORIZED SHARES
                          -----------------------------

     The maximum number of shares that the corporation is authorized to have outstanding at any time is 10,000 shares of common stock having a par value of $0.01 per share.

                ARTICLE VI.  INITIAL REGISTERED OFFICE AND AGENT
                ------------------------------------------------

     The street address of the initial registered office of the corporation is 26 Lake Wire Drive, Lakeland, Florida 33815 and the name of the corporation's initial registered agent at that address is ANDREA S. JENNINGS.

                    ARTICLE VII.  INITIAL BOARD OF DIRECTORS
                    ----------------------------------------

     The corporation shall have two directors initially. The number of directors may be either increased or diminished from time to time, as provided in the bylaws, but shall never be less than one. The names and street addresses of the initial directors are:

         Name                              Address
         ----                              -------

     DOUGLAS BERMAN                 100 Brickell Bay Drive
                                    7th Floor
                                    Miami, FL 33131.

     MEL HARRIS                     10800 Biscayne Blvd.
                                    10th Floor
                                    Miami, FL 33161-7487


                          ARTICLE VIII.  INCORPORATOR
                          ---------------------------

     STEVEN E. PALMER               26 Lake Wire Drive
                                    Lakeland, FL 33815


     The incorporator of the Corporation assigns to this corporation his rights under Section 607.0201, Florida Statutes, to constitute a corporation, and he assigns to those persons designated by the board of directors any rights he may have as incorporator to acquire any of the capital stock of this corporation, this assignment becoming effective on the date corporate existence begins.

                              ARTICLE IX.  BYLAWS
                              -------------------

     The power to adopt, alter, amend, or repeal Bylaws shall be vested in the Board of Directors and the shareholders, except that the Board of Directors may not amend or repeal any bylaw adopted by the shareholders that specifically provides that the bylaw is not subject to amendment or repeal by the directors.

                             ARTICLE X.  AMENDMENTS
                             ----------------------

     The corporation reserves the right to amend, alter, change, or repeal any provision in these Articles of Incorporation in the manner prescribed by law, and all rights conferred on shareholders are subject to this reservation.

     The  undersigned  incorporator,  for  the  purpose of forming a corporation under the laws of the State of Florida, has executed these Articles of Incorporation this 21st day of January, 2005.
                     ----


                                     /s/ Steven E. Palmer
                                     ------------------------------
                                     Steven E. Palmer, Incorporator

CERTIFICATE DESIGNATING PLACE OF BUSINESS OR DOMICILE FOR THE SERVICE OF PROCESS WITHIN THIS STATE, NAMING AGENT UPON WHOM PROCESS MAY BE SERVED.

     Pursuant to Chapter 48.091, Florida Statutes, the following is submitted:

     That VIASYS NETWORK SERVICES, INC., desiring to organize under the laws of the State of Florida with its initial registered office, as indicated in the Articles of Incorporation, at 26 Lake Wire Drive, City of Lakeland, State of Florida 33815, has named ANDREA S. JENNINGS as its agent to accept service of process within this state.

ACKNOWLEDGMENT:

     Having been named to accept service of process for the corporation named above, at the place designated in this certificate, I agree to act in that capacity, to comply with the provisions of the Florida Business Corporation Act, and am familiar with, and accept, the obligations of that position.


                                        /s/ Andrea S. Jennings
                                        ----------------------
                                        ANDREA S. JENNINGS, Registered Agent

                                     BYLAWS

                                       OF

                          VIASYS NETWORK SERVICES, INC.


                       ARTICLE I. MEETINGS OF SHAREHOLDERS

          Section  1.  Annual Meeting. The annual meeting of the shareholders of
          ----------------------------
the Corporation for the election of directors and the transaction of other business shall be held during the month of May each year and on the date and at the time and place that the board of directors determines. If any annual meeting is not held, by oversight or otherwise, a special meeting shall be held as soon as practical, and any business transacted or election held at that meeting shall be as valid as if transacted or held at the annual meeting.

          Section  2. Special Meetings. Special meetings of the shareholders for
          -----------------------------
any purpose shall be held when called by the president or the board of directors, or when demanded in writing by the holders of not less than ten percent (unless a greater percentage not to exceed fifty percent is required by the articles of incorporation) of all the shares entitled to vote at the meeting. Such demand must be delivered to the Corporation's secretary. A meeting demanded by shareholders shall be called for a date not less than ten nor more than sixty days after the request is made, unless the shareholders requesting the meeting designate a later date. The secretary shall issue the call for the meeting, unless the president, the board of directors, or shareholders requesting the meeting designate another person to do so. The shareholders at a special meeting may transact only business that is related to the purposes stated in the notice of the special meeting.

          Section  3.  Place. Meetings of shareholders may be held either within
          -------------------
or  outside  the  State  of  Florida.

          Section  4.  Notice. A written notice of each meeting of shareholders,
          --------------------
stating the place, day, and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each shareholder of record entitled to vote at the meeting, not less than ten nor more than sixty days before the date set for the meeting, either personally or by first-class mail, by or at the direction of the president, the secretary, or the officer or other persons calling the meeting. If mailed, the notice shall be considered delivered when it is deposited in the United States mail, postage prepaid, addressed to the shareholder at his address as it appears on the records of the Corporation.

          Section  5.  Waivers  of Notice. Whenever any notice is required to be
          --------------------------------
given to any shareholder of the Corporation under these bylaws, the articles of incorporation, or the Florida Business Corporation Act, a written waiver of notice, signed anytime by the person entitled to notice shall be equivalent to giving notice.

Attendance by a shareholder entitled to vote at a meeting, in person or by proxy, shall constitute a waiver of (a) notice of the meeting, except when the shareholder attends a meeting solely for the purpose, expressed at the beginning of the meeting, of objecting to the transaction of any business because the meeting is not lawfully called or convened, and (b) an objection to consideration of a particular matter at the meeting that is not within the purpose of the meeting unless the shareholders object to considering the matter when it is presented.

          Section  6.  Record  Date.  For  the  purpose  of  determining  the
          --------------------------
shareholders for any purpose, the board of directors may either require the stock transfer books to be closed for up to seventy days or fix a record date, which shall be not more than seventy days before the date on which the action requiring the determination is to be taken. However, a record date shall not precede the date upon which the resolution fixing the record date is adopted. If the transfer books are not closed and no record date is set by the board of directors, the record date shall be determined as follows: For determining shareholders entitled to demand a special meeting, the record date is the date the first such demand is delivered to the Corporation; For determining shareholders entitled to a share dividend, the record date is the date the board of directors authorizes the dividend; If no prior action is required by the board of directors pursuant to the Florida Business Corporation Act, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the Corporation; If prior action is required by the board of directors pursuant to the Florida Business Corporation Act, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day that the board of directors adopts a resolution taking such prior action; and For determining shareholders entitled to notice of and to vote at an annual or special shareholders meeting the record date is as of the close of business on the day before the first notice is delivered to the shareholders. When a determination of the shareholders entitled to vote at any meeting has been made, that determination shall apply to any adjournment of the meeting, unless the board of directors fixes a new record date. The board of directors shall fix a new record date if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

          Section  7.  Shareholder's  List  for Meeting. A complete alphabetical
          ----------------------------------------------
list of the names of the shareholders entitled to receive notice of and to vote at the meeting shall be prepared by the secretary or other authorized agent having charge of the stock transfer book. The list shall be arranged by voting group and include each shareholder's address, and the number, series, and class of shares held. The list must be made available at least ten days before and throughout each meeting of shareholders, or such shorter time as exists between the record date and the meeting. The list must be made available at the Corporation's principal office, registered agent's office, transfer agent's office or at a place identified in the meeting notice in the city where the meeting will be held. Any shareholder, his agent or attorney, upon written demand and at his own expense may inspect the list during regular business hours. The list shall be available at the meeting and any shareholder, his agent or attorney is entitled to inspect the list at any time during the meeting or its adjournment.

          If the requirements of this section have not been substantially complied with, the meeting, on the demand of any shareholder in person or by proxy, shall be adjourned until the requirements of this section are met. If no demand for adjournment is made, failure to comply with the requirements of this section does not affect the validity of any action taken at the meeting.

          Section  8.  Shareholder  Quorum  and Voting. A majority of the shares
          ---------------------------------------------
entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of a majority of the shares entitled to vote on the matter is the act of the shareholders unless otherwise provided by law. A shareholder may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact. After a quorum has been established at a shareholders' meeting, a withdrawal of shareholders that reduces the number of shareholders entitled to vote at the meeting below the number required for a quorum does not affect the validity of an adjournment of the meeting or an action taken at the meeting prior to the shareholders' withdrawal.

          Authorized but unissued shares including those redeemed or otherwise reacquired by the corporation, and shares of stock of this Corporation owned by another corporation the majority of the voting stock of which is owned or controlled by this Corporation, directly or indirectly, at any meeting shall not be counted in determining the total number of outstanding shares at any time. The chairman of the board, the president, any vice president, the secretary, and the treasurer of a corporate shareholder are presumed to possess, in that order, authority to vote shares standing in the name of a corporate shareholder, absent a bylaw or other instrument of the corporate shareholder designating some other officer, agent, or proxy to vote the shares. Shares held by an administrator, executor, guardian, or conservator may be voted by him without a transfer of the shares into his name. A trustee may vote shares standing in his name, but no trustee may vote shares that are not transferred into his name. If he is authorized to do so by an appropriate order of the court by which he was appointed, a receiver may vote shares standing in his name or held by or under his control, without transferring the shares into his name. A shareholder whose shares are pledged may vote the shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares unless the instrument creating the pledge provides otherwise.

                              ARTICLE II. DIRECTORS

          Section 1. Function. The business of this Corporation shall be managed
          --------------------
and  its  corporate  powers  exercised  by  the  board  of  directors.

          Section 2. Number. The Corporation shall have two directors initially.
          ------------------
The number of directors may be increased or diminished from time to time by action of the board of directors or shareholders, but no decrease shall have the effect of shortening the term of any incumbent director, unless the shareholders remove the director.

          Section  3.  Qualification. Each member of the board of directors must
          ---------------------------
be a natural person who is eighteen years of age or older. A director need not be a resident of Florida or a shareholder of the Corporation.

          Section  4.  Election  and  Term. The persons named in the articles of
          ---------------------------------
incorporation as members of the initial board of directors shall hold office until the first annual meeting of shareholders and until their successors have been elected and qualified or until their earlier resignation, removal from office, or death. At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor is elected and qualifies or until his earlier resignation, removal from office, or death.

          Section  5.  Compensation. The board of directors has authority to fix
          --------------------------
the  compensation  of  the  directors,  as  directors  and  as  officers.

          Section 6. Duties of Directors. A director shall perform his duties as
          -------------------------------
a director, including his duties as a member of any committee of the board upon which he serves, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation.

          Section 7. Presumption of Assent. A director of the Corporation who is
          ---------------------------------
present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is presumed to have assented to the action unless he votes against it or expressly abstains from voting on the action taken, or, he objects at the beginning of the meeting to the holding of the meeting or transacting specific business at the meeting.

          Section  8.  Vacancies. Unless filled by the shareholders, any vacancy
          -----------------------
occurring in the board of directors, including any vacancy created because of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, even if the number of remaining directors does not constitute a quorum of the board of directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

          Section  9.  Removal  or  Resignation  of  Directors.  At a meeting of
          -----------------------------------------------------
shareholders called for that purpose, the shareholders, by a vote of the holders of a majority of the shares entitled to vote at an election of directors, may remove any director, or the entire board of directors, with or without cause, and fill any vacancy or vacancies created by the removal.

          A director may resign at any time by delivering written notice to the board of directors or its chairman or the corporation. A resignation is effective when the notice is delivered unless the notice specifies later effective date. If a resignation is made effective at a later date, the board of directors may fill the pending vacancy before the effective date if the board of directors provided that the successor does not take office until the effective date.

          Section  10.  Quorum  and Voting. A majority of the board of directors
          ---------------------------------
constitutes a quorum for the transaction of business. The act of the majority of the directors at a meeting at which a quorum is present is the act of the board of directors.

          Section  11.  Place  of  Meetings. Regular and special meetings by the
          ----------------------------------
board  of  directors  may  be  held  within  or  outside  the  State of Florida.

          Section  12.  Regular  Meetings.  A  regular  meeting  of the board of
          --------------------------------
directors shall be held without notice, other than this bylaw, immediately after and at the same place as the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without notice other than the resolution.

          Section  13.  Special  Meetings.  Special  meetings  of  the  board of
          --------------------------------
directors  may be called by or at the request of the president or any directors.

          Section  14.  Notice of Meetings. Written notice of the time and place
          ---------------------------------
of special meetings of the board of directors shall be given to each director by either personal delivery or by first class United States mail, telegram, or cablegram at least two days before the meeting. Notice of a meeting of the board of directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting constitutes a waiver of notice of the meeting and all objections to the time and place of the meeting, or the manner in which it has been called or convened, except when the director states, at the beginning of the meeting, or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of the meeting.

          A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the board of directors to another time and place.

Notice of any adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

                              ARTICLE III. OFFICERS

          Section  1. Officers. The officers of the Corporation shall consist of
          ---------------------
a president, a secretary, and a treasurer, and may include one or more vice presidents, one or more assistant secretaries, and one or more assistant treasurers. The officers shall be elected initially by the board of directors at the organizational meeting of board of directors and thereafter at the first meeting of the board following the annual meeting of the shareholders in each year. The board from time to time may elect or appoint other officers, assistant officers, and agents, who shall have the authority and perform the duties prescribed by the board. An elected or duly appointed officer may, in turn, appoint one or more officers or assistant officers, unless the board of directors disapproves or rejects the appointment. All officers shall hold office until their successors have been appointed and have qualified or until their earlier resignation, removal from office, or death. One person may simultaneously hold any two or more offices. The failure to elect a president, secretary, or treasurer shall not affect the existence of the Corporation.

          Section  2. President. The president, subject to the directions of the
          ----------------------
board of directors, is responsible for the general and active management of the business and affairs of the Corporation, has the power to sign certificates of stock, bonds, deeds, and contracts for the Corporation, and shall preside at all meetings of the shareholders.

          Section  3. Vice Presidents. Each vice president has the power to sign
          ----------------------------
bonds, deeds, and contracts for the Corporation and shall have the other powers and perform the other duties prescribed by the board of directors or the president. Unless the board otherwise provides, if the president is absent or unable to act, the vice president who has served in that capacity for the longest time and who is present and able to act shall perform all the duties and may exercise any of the powers of the president. Any vice president may sign, with the secretary or assistant secretary, certificates for stock of the Corporation.

          Section  4.  Secretary.  The  secretary  shall  have the power to sign
          -----------------------
contracts and other instruments for the Corporation and shall (a) keep the minutes of the proceedings of the shareholders and the board of directors in one or more books provided for that purpose, (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law, (c) maintain custody of the corporate records and the corporate seal, attest the signatures of officers who execute documents on behalf of the Corporation, authenticate records of the Corporation, and assure that the seal is affixed to all documents of which execution on behalf of the Corporation under its seal is duly authorized, (d) keep a register of the post office address of each shareholder that shall be furnished to the secretary by the shareholder, (e) sign with the president, or a vice president, certificates for shares of stock of the Corporation, the issuance of which have been authorized by resolution of the board of directors, (f) have general charge of the stock transfer books of the Corporation, and (g) in general perform all duties incident to the office of secretary and other duties as from time to time may be prescribed by the president or the board of directors.

          Section  5. Treasurer. The treasurer shall (a) have charge and custody
          ----------------------
of and be responsible for all funds and securities of the Corporation, (b) receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit monies in the name of the Corporation in the banks, trust companies, or other depositaries as shall be selected by the board of directors, and (c) in general perform all the duties incident to the office of treasurer and other duties as from time to time may be assigned to him by the president or the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in the sum and with the surety or sureties that the board of directors determines.

          Section  6.  Removal  of  Officers.  An  officer  or  agent elected or
          -----------------------------------
appointed by the board of directors or appointed by another officer may be removed by the board whenever in its judgment the removal of the officer or agent will serve the best interests of the Corporation. Any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer. Removal shall be without prejudice to any contract rights of the person removed. The appointment of any person as an officer, agent, or employee of the Corporation does not create any contract rights. The board of directors may fill a vacancy, however occurring, in any office.

          An officer may resign at any time by delivering notice to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date, its board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date. An officer's resignation does not affect the officer's contract rights, if any, with the corporation.

          Section  7.  Salaries.  The board of directors from time to time shall
          ----------------------
fix the salaries of the officers, and no officer shall be prevented from receiving his salary merely because he is also a director of the Corporation.

                           ARTICLE IV. INDEMNIFICATION

          Any person, his heirs, or personal representative, made, or threatened to be made, a party to any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative, because he is or was a director, officer, employee, or agent of this Corporation or serves or served any other corporation or other enterprise in any capacity at the request of this Corporation, shall be indemnified by this Corporation, and this Corporation may advance his related expenses to the full extent permitted by Florida law. In discharging his duty, any director, officer, employee, or agent, when acting in good faith, may rely upon information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by (1) one or more officers or employees of the Corporation whom the director, officer, employee, or agent reasonably believes to be reliable and competent in the matters presented, (2) counsel, public accountants, or other persons as to matters that the director, officer, employee, or agent believes to be within that person's professional or expert competence, or (3) in the case of a director, a committee of the board of directors upon which he does not serve, duly designated according to law, as to matters - within its designated authority, if the director reasonably believes that the committee is competent. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which the person, his heirs, or personal representatives may be entitled. The Corporation may, upon the affirmative vote of a majority of its board of directors, purchase insurance for the purpose of indemnifying these persons. The insurance may be for the benefit of all directors, officers, or employees.

                          ARTICLE V. STOCK CERTIFICATES

          Section  1.  Issuance.  Shares  may  but  need  not  be represented by
          ----------------------
certificates. The board of directors may authorize the issuance of some or all of the shares of the Corporation of any or all of its classes or series without certificates. If certificates are to be issued, the share must first be fully paid.

          Section  2.  Form.  Certificates evidencing shares in this Corporation
          ------------------
shall be signed by the president or a vice president and the secretary, assistant secretary or any other officer authorized by the board of directors, and may be sealed with the seal of this Corporation or a facsimile of the seal. Unless the Corporation's stock is registered pursuant to every applicable securities law, each certificate shall bear an appropriate legend restricting the transfer of the shares evidenced by that certificate.

          Section  3.  Lost,  Stolen, or Destroyed Certificates. The Corporation
          ------------------------------------------------------
may issue a new certificate in the place of any certificate previously issued if the shareholder of record (a) makes proof in affidavit form that the certificate has been lost, destroyed, or wrongfully taken, (b) requests the issue of a new certificate before the Corporation has notice that the certificate has been acquired by the purchaser for value in good faith and without notice of any adverse claim, (c) if requested by the Corporation, gives bond in the form that the Corporation directs, to indemnify the Corporation, the transfer agent, and the registrar against any claim that may be made concerning the alleged loss, destruction, or theft of a certificate, and (d) satisfies any other reasonable requirements imposed by the Corporation.

          Section  4.  Restrictive  Legend.  Every certificate evidencing shares
          ---------------------------------
that are restricted as to sale, disposition, or other transfer shall bear a legend summarizing the restriction or stating that the Corporation will furnish to any shareholder, upon request and without charge, a full statement of the restriction,

                              ARTICLE VI. DIVIDENDS

          The board of directors from time to time may declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law,

                                ARTICLE VII. SEAL

          The corporate seal shall have the name of the Corporation and the word "seal" inscribed on it, and may. be a facsimile, engraved, printed, or an impression seal.

                             ARTICLE VIII. AMENDMENT

          These bylaws may be repealed or amended, and additional bylaws may be adopted, by either a vote of a majority of the full board of directors or by vote of the holders of a majority of the issued and outstanding shares entitled to vote, but the board of directors may not amend or repeal any bylaw adopted by the shareholders if the shareholders specifically provide that the bylaw is not subject to amendment or repeal by the directors. In order to be effective, any amendment approved hereby must be in writing and attached to these Bylaws.

                                                                    FILED
                                                            2003 APR 21 PM 12:24
                                                             SECRETARY OF STATE
                                                            TALLAHASSEE, FLORIDA

                              ARTICLES OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                     TRANSPORTATION SAFETY CONTRACTORS, INC.


     The Articles of Incorporation of TRANSPORTATION SAFETY CONTRACTORS, INC., a Florida corporation, shall be amended as follows:

     The First article of the Articles of Incorporation shall be deleted in its entirety and the following shall be added in its place:

     "FIRST: The name of the corporation is Viasys Services, Inc. The principal office of the corporation is located at 135 Horizon Court, Lakeland, Florida 33813."

     The foregoing amendment was adopted to be affective on the date of filing of, these Articles of Amendment, by all of the directors and shareholders of the corporation, pursuant to Sections 607.0821, 607.0704 and 607.1003, Florida Statutes, as evidenced by their signatures on a Unanimous Consent manifesting their intention that the foregoing amendment to the Articles of Incorporation be adopted. The number of votes cast for the amendment was sufficient for approval by the shareholders of the corporation.

     IN WITNESS WHEREOF, the undersigned President of the corporation has executed this instrument effective as of the 11th. day of March, 2003.
                                             ----


                                             /s/ Lance McNeill
                                             ----------------------------------
                                             Lance McNeill, President

                                State of Florida
                                [GRAPHIC OMITTED]
                               Department of State



I certify that the attached is a true and correct copy of the Articles of Incorporation of TRANSPORTATION SAFETY CONTRACTORS, INC.



a corporation organized under the Laws of the State of Florida, filed on November 22, 1982.

The charter number for this corporation is G09210.




    [GRAPHIC                         Given under my hand and the
    OMITTED]                      Great Seal of the State of Florida,
   STATE SEAL                    at Tallahassee, the Capital, this the
       OF                            22nd day of November, 1982.
    FLORIDA

                                        /s/ George Firestone
                                          George Firestone
                                         Secretary of State

                                State of Florida
                                [GRAPHIC OMITTED]
                               Department of State

I certify from the records of this office that TRANSPORTATION SAFETY CONTRACTORS, INC. is a corporation organized under the laws of the State of Florida, filed on November 22, 1982.

The document number of this corporation is G09210.

I further certify that said corporation has paid all fees and penalties due this office through December 31, 1998, that its most recent annual report was filed on June 9, 1998, and its status is active.

I further certify that said corporation has not filed Articles of Dissolution.

I further certify that this is an electronically transmitted certificate authorized by section 15.16, Florida Statutes, and authenticated by the code,
898A00032568-061098-G09210      -1/1, noted below.

                         Given under my hand and the
                         Great Seal of the State of Florida,
                         at Tallahassee, the Capital, this the
                         Tenth day of June, 1998

Authentication Code: 898A00032568-061098-G09210        -1/1



    [GRAPHIC
    OMITTED]                          /s/ Sandra B. Mortham
   STATE SEAL                           Sandra B. Mortham
       OF                               Secretary of State
    FLORIDA

                                                                    FILED
                                                             NOV 22 2:42  PM '82
                                                             SECRETARY OF STATE
                                                            TALLAHASSEE, FLORIDA

                                STATE OF FLORIDA

                            ARTICLES OF INCORPORATION

                                       OF

                     TRANSPORTATION SAFETY CONTRACTORS, INC.

          The undersigned, acting as incorporators of a corporation under the Florida General Corporation Act, adopt the following Articles of Incorporation:

          FIRST: The name of the corporation is TRANSPORTATION SAFETY CONTRACTORS, INC.

          SECOND: The period of its duration is perpetual.

          THIRD: The date and time of the commencement of the corporation existence is the time of filing of Articles by the Department of State.

          FOURTH: The purpose or purposes for which the corporation is organized are:
          To manufacture, construct, install, distribute, market and sell highway and traffic control products and to engage in the transaction of any or all lawful business for which corporations may be incorporated under the provisions of the Florida General Corporation Act.

          FIFTH: The aggregate number of shares which the corporation shall have authority to issue is: fifteen thousand (15,000) common shares of the par value of One Dollar ($1.00) each.

          SIXTH: Provisions granting preemptive rights are:
          No shareholder shall have any preemptive rights to subscribe for or to purchase any shares or other securities issued by the corporation.

          SEVENTH: The street address of the initial registered office of the corporation is c/o C T Corporation System, 8751 West Broward Blvd., City of Plantation, Florida 33324, and the name of its initial registered agent at such address is C T Corporation System.

          EIGHTH: The number of directors constituting the initial board of directors of the corporation is three, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

     NAME                                             ADDRESS
     ----                                             -------
William E. Barlow                              8583 Gardenia Drive
                                               Largo, Florida 33543

C. Doug Hubbard                                66 Country Club Rd.
                                               Zephyrhills, Florida 33599

R. Joel Tharpe                                 2110 Alder Way
                                               Brandon, Florida 33511

          NINTH: The name and address of each incorporator is:

     NAME                                             ADDRESS
     ----                                             -------
K. L. Slayman                                  2 Peachtree St., N. W.
                                               Atlanta, Georgia 30383

R. L. Tuttle, Jr.                              2 Peachtree St., N. W.
                                               Atlanta, Ga.  30383

R. W. McEver                                   2 Peachtree St., N. W.
                                               Atlanta, Ga. 30383

Dated November 19, 1982.
                                        /s/ K. L. Slayman
                                        -----------------
                                        K. L. Slayman

                                        /s/ R. L. Tuttle, Jr.
                                        ---------------------
                                        R. L. Tuttle, Jr.

                                        /s/ R. W. McEver
                                        ----------------
                                        R. W. McEver

                                              Incorporators

STATE OP GEORGIA
COUNTY OF FULTON

          The foregoing instrument was acknowledged before me this 19th day of November, 1982, by K. L. Slayman, R. L. Tuttle, Jr. and R. W. McEver of TRANSPORTATION SAFETY CONTRACTORS, INC.

                                             EDNA B. BELL
          My commission expires   Notary Public Georgia, State at Large
                                  My Commission Expires Aug. 7, 1983
[GRAPHIC OMITTED]
   NOTARY SEAL
                                           /s/ Edna B. Bell
                                       ------------------------
                                             Notary Public


          C T Corporation System having been designated to act as registered agent hereby agrees to act in this capacity.

                                        C T CORPORATION SYSTEM

                                        /s/ Jerry I. Dawson
                                        ---------------------
                                        Jerry I. Dawson
                                        Assistant Secretary

                                State of Florida
                                [GRAPHIC OMITTED]
                               Department of State

I certify that the attached is a true and correct copy of the Articles of Incorporation of TRANSPORTATION SAFETY CONTRACTORS, INC.




a corporation organized under the Laws of the State of Florida, filed on November 22, 1982.

The charter number for this corporation is G09210.


    [GRAPHIC                         Given under my hand and the
    OMITTED]                      Great Seal of the State of Florida,
   STATE SEAL                    At Tallahassee, the Capital, this the
       OF                            22nd day of November, 1982.
    FLORIDA

                                       /s/ George Firestone
                                         George Firestone
                                        Secretary of State

                                                                    FILED
                                                             NOV 22 2:42  PM '82
                                                             SECRETARY OF STATE
                                                            TALLAHASSEE, FLORIDA

                                STATE OP FLORIDA

                            ARTICLES OF INCORPORATION

                                       OF

                     TRANSPORTATION SAFETY CONTRACTORS, INC.


          The undersigned, acting as incorporators of a corporation under the Florida General Corporation Act, adopt the following Articles of Incorporation:

          FIRST: The name of the corporation is TRANSPORTATION SAFETY CONTRACTORS, INC.

          SECOND: The period of its duration is perpetual.

          THIRD: The date and time of the commencement of the corporation existence is the time of filing of Articles by the Department of State.

          FOURTH: The purpose or purposes for which the corporation is organized are:
          To manufacture, construct, install, distribute, market and sell highway and traffic control products and to engage in the transaction of any or all lawful business for which corporations may be incorporated under the provisions of the Florida General Corporation Act.

          FIFTH: The aggregate number of shares which the corporation shall have authority to issue is: fifteen thousand (15,000) common shares of the par value of One Dollar ($1.00} each.

          SIXTH: Provisions granting preemptive rights are:
          No shareholder shall have any preemptive rights to subscribe for or to purchase any shares or other securities issued by the corporation.

          SEVENTH: The street address of the initial registered office of the corporation is c/o C T Corporation System, 8751 West Broward Blvd., City of Plantation, Florida 33324, and the name of its initial registered agent at such address is C T Corporation System.

          EIGHTH: The number of directors constituting the initial board of directors of the corporation is three, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

     NAME                                             ADDRESS
     ----                                             -------
William E. Barlow                              8583 Gardenia Drive
                                               Largo, Florida 33543

C. Doug Hubbard                                66 Country Club Rd.
                                               Zephyrhills, Florida 33599

R. Joel Tharpe                                 2110 Alder Way
                                               Brandon, Florida 33511

          NINTH: The name and address of each incorporator is:

     NAME                                             ADDRESS
     ----                                             -------
K. L. Slayman                                  2 Peachtree St., N. W.
                                               Atlanta, Georgia 30383

R. L. Tuttle, Jr.                              2 Peachtree St., N. W.
                                               Atlanta, Ga.  30383

R. W. McEver                                   2 Peachtree St., N. W.
                                               Atlanta, Ga. 30383

Dated November 19, 1982.
                                        /s/ K. L. Slayman
                                        -----------------
                                        K. L. Slayman

                                        /s/ R. L. Tuttle, Jr.
                                        ---------------------
                                        R. L. Tuttle, Jr.

                                        /s/ R. W. McEver
                                        ----------------
                                        R. W. McEver

                                              Incorporators

STATE OP GEORGIA
COUNTY OF FULTON

          The foregoing instrument was acknowledged before me this 19th day of November, 1982, by K. L. Slayman, R. L. Tuttle, Jr. and R. W. McEver of TRANSPORTATION SAFETY CONTRACTORS, INC.

                                             EDNA B. BELL
          My commission expires   Notary Public Georgia, State at Large
                                  My Commission Expires Aug. 7, 1983
[GRAPHIC OMITTED]
   NOTARY SEAL
                                           /s/ Edna B. Bell
                                       ------------------------
                                             Notary Public


          C T Corporation System having been designated to act as registered agent hereby agrees to act in this capacity.

                                        C T CORPORATION SYSTEM

                                        /s/ Jerry I. Dawson
                                        ---------------------
                                        Jerry I. Dawson
                                        Assistant Secretary

                                State of Florida
                                [GRAPHIC OMITTED]
                               Department of State


I certify the attached is a true and correct copy of the Articles of Incorporation, as amended to date, of TRASPORATION SAFETY CONTRACTORS, INC., a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is G09210.





    [GRAPHIC                         Given under my hand and the
    OMITTED]                      Great Seal of the State of Florida,
   STATE SEAL                    at Tallahassee, the Capital, this the
       OF                             Ninth day of June, 1998
    FLORIDA

                                             /s/ Sandra B. Mortham
                                               Sandra B. Mortham
                                              Secretary of State

                                                                     FILED
                                                             Nov 22 2:42 PM '82
                                                             SECRETARY OF STATE
                                                            TALLAHASSEE, FLORIDA

                                STATE OF FLORIDA

                            ARTICLES OF INCORPORATION

                                       OF

                     TRANSPORTATION SAFETY CONTRACTORS, INC.


          The undersigned, acting as incorporators of a Corporation under the Florida General Corporation Act, adopt The following Articles of Incorporation:

          FIRST: The name of the corporation is TRANSPORTATION SAFETY CONTRACTORS, INC.

          SECOND: The period of its duration is perpetual.

          THIRD: The date and time of the commencement of the corporation existence is the time of filing of Articles by the Department of State.

          FOURTH: The purpose or purposes for which the corporation is organized are:
          To manufacture, construct, install, distribute, market and sell highway and traffic control products and to engage in the transaction of any or all lawful business for which corporations may be incorporated under the provisions of the Florida General Corporation Act.

          FIFTH: The aggregate number of shares which the corporation shall have authority to issue is: fifteen thousand (15,000) common shares of the par value of One Dollar ($1.00) each.

          SIXTH: Provisions granting preemption rights are:
          No shareholder shall have any preemptive rights to subscribe for or to purchase any shares or other securities issued by the corporation.

          SEVENTH: The street address of the initial registered office of the corporation is c/o CT Corporation System, 8751 West Broward Blvd., City of Plantation. Florida 33324, and the name of its initial registered agent as such address is CT Corporation System.

          EIGHT: The number of directors constituting the initial board of directors of the corporation is three and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:


     NAME                                             ADDRESS
     ----                                             -------
William E. Barlow                              8583 Gardenia Drive
                                               Largo, Florida 33543

C. Doug Hubbard                                66 Country Club Rd.
                                               Zephyrhills, Florida 33599

R. Joel Tharpe                                 2110 Alder Way
                                               Brandon, Florida 33511

          NINTH: The name and address of each incorporator is:

     NAME                                             ADDRESS
     ----                                             -------
K. L. Slayman                                  2 Peachtree St., N. W.
                                               Atlanta, Georgia 30383

R. L. Tuttle, Jr.                              2 Peachtree St., N. W.
                                               Atlanta, Ga.  30383

R. W. McEver                                   2 Peachtree St., N. W.
                                               Atlanta, Ga. 30383

Dated November 19, 1982.
                                        /s/ K. L. Slayman
                                        -----------------
                                        K. L. Slayman

                                        /s/ R. L. Tuttle, Jr.
                                        ---------------------
                                        R. L. Tuttle, Jr.

                                        /s/ R. W. McEver
                                        ----------------
                                        R. W. McEver

                                              Incorporators

STATE OF GEORGIA
COUNTY OF FULTON

          The foregoing instrument was acknowledged before me this 19th day of November, 1982, by K. L. Slayman, R. L. Tuttle, Jr. and R. W. McEver of TRANSPORTATION SAFETY CONTRACTORS, INC.

                                                        EDNA B. BELL
               My  commission  expires    Notary Public, Georgia, State at Large
                                          My Commission Expires Aug. 7, 1983


                                                      /s/ Edna B. Bell
                                          --------------------------------------
                                                       Notary Public

              CT Corporation System having been designated to act as registered agent hereby agrees to act in this capacity.


                                          CT CORPORATION SYSTEM

                                          /s/ Jerry I. Dawson
                                          --------------------------------------
                                          Jerry I. Dawson
                                          Assistant Secretary

                                                                   FILED
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS

                                                            94 JUN 24 AM 9:37


                               ARTICLES OF MERGER

                                 NEW TSC, INC.,
                              A Florida Corporation
                                     INTO
                     TRANSPORTATION SAFETY CONTRACTORS, INC.
                              A Florida Corporation


     Pursuant to the provisions of the Florida General Corporation Act, the undersigned corporations have adopted an Agreement of Merger and hereby adopt the following Articles of Merger:

     1. The names of the undersigned corporations are: New TSC, Inc., a Florida corporation and Transportation Safety Contractors, Inc., a Florida corporation.

     2. Transportation Safety Contractors, Inc. shall be the surviving corporation.

     3. The name of the surviving corporation shall be Transportation Safety Contractors, Inc.

     4. The following plan of merger was approved by the undersigned corporations on June 21, 1994 in the manner prescribed by Florida law:

          (a) New TSC, Inc. will be merged into Transportation Safety Contractors, Inc., which will be the surviving corporation. The surviving corporation will retain the name, Transportation Safety Contractors, Inc., and its domicile shall remain Florida;

          (b) Each shareholder of New TSC, Inc., will receive one share of common stock of Transportation Safety Contractors, Inc. stock for each share of common stock owned in New TSC, Inc.; as 1:1 exchange ratio.

     5. The agreement of merger of the undersigned corporations was adopted pursuant to Florida law by the unanimous vote of the Board of Directors and stockholders of the respective corporations on June 21, 1994. The merger of the undersigned corporations will become effective immediately after these articles are filed by the Department of State for the state of Florida.

     These  Articles  of Merger have been executed on this 22nd day of June 1994
                                                           ----
by  the  parties  set  forth  below:



                                               NEW TSC, INC.,
                                               a Florida corporation

                                           By: /s/ Gideon Taylor
                                               --------------------------
                                               GIDEON TAYLOR,  President

                                               /s/ Gideon Taylor
                                               --------------------------
                                               GIDEON TAYLOR, Secretary


                                               TRANSPORTATION SAFETY
                                               CONTRACTORS, INC.,
                                               a Florida corporation

                                           By: /s/ Clark W. Barlow
                                               --------------------------
                                               CLARK W. BARLOW, President


                                               /s/ C. Douglas Hubbard, Secretary
                                               ---------------------------------
                                               C. DOUGLAS HUBBARD, Secretary

STATE OF FLORIDA          )
                          ) SS:
COUNTY OF HILLSBOROUGH    )

     The foregoing instrument has been sworn and subscribed before me this 22nd
                                                                           ----
day of June 1994 by GIDEON TAYLOR, President and Secretary of NEW TSC, INC., a Florida corporation, on behalf of the corporation, who is personally known to me or who has produced his drivers license as identification.


                                               /s/ Pamela M. Zagorski
                                               ---------------------------------
                                               Notary Public, State of Florida
                                                          at Large

My commission expiries:

                    ------------------------------------
                           OFFICIAL NOTARY SEAL
                            PAMELA M ZAGORSKI
                      NOTARY PUBLIC STATE OF FLORIDA
                         COMMISSION NO. CC241297
                      MY COMMISSION EXP. NOV. 8, 1996
                    ------------------------------------

STATE OF FLORIDA         )
                         ) SS:
COUNTY OF HILLSBOROUGH   )

     The foregoing instrument has been sworn and subscribed before me this 22nd
                                                                           ----
day of June 1994 by CLARK W. BARLOW and C. DOUGLAS HUBBARD, President and Secretary, respectively, of TRANSPORTATION SAFETY CONTACTORS, INC., a Florida corporation, on behalf of the corporation, who is personally known to me or who has produced their drivers licenses as identification.


                                                /s/ Pamela M. Zagorski
                                               ---------------------------------
                                               Notary Public, State of Florida
                                                          at Large

My commission expiries:

                    ------------------------------------
                           OFFICIAL NOTARY SEAL
                            PAMELA M ZAGORSKI
                      NOTARY PUBLIC STATE OF FLORIDA
                         COMMISSION NO. CC241297
                      MY COMMISSION EXP. NOV. 8, 1996
                    ------------------------------------


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
                                     BY-LAWS
                                       OF
                     TRANSPORTATION SAFETY CONTRACTORS, INC.

                                   ARTICLE ONE

                                  CAPITAL STOCK

          1.1 Share certificates shall be numbered in the order in which they are issued. They shall be signed by the President and Secretary and the seal of the Corporation shall be affixed thereto. Share certificates shall be contained in a stock book and shall be issued in consecutive order therefrom. On the stub of each certificate shall be entered the name of the person owning the shares, the number of shares, and the date of issue. Share certificates exchanged or returned shall be cancelled by the Secretary and placed in their original place in the stock book.

          1.2 Transfers of shares shall be made on the stock book of the Corporation by the holder in person or by power of attorney, or surrender of the old certificate for such shares, duly assigned.

          1.3 The holders of common shares shall be entitled to one vote for each share of stock standing in their name.

                                   ARTICLE TWO

                              SHAREHOLDERS' MEETING

          2.1 The annual meeting of shareholders of the Corporation shall be on the 2nd Tuesday in October of each year within or without the State of Georgia at such place as may from time to time be fixed by the Board of Directors.

          2.2 Al all meetings of shareholders, the holders of common shares shall be entitled to cast their one vote for each common share, either in person or by written proxy.

          2.3 Notice of any meeting of shareholders shall state the date, place and hour of the meeting and, in case of a special meeting, shall state the purpose for which the special meeting is called.

          2.4 Special meetings of the shareholders may be called at any time by the President or any holder or holders of as much as twenty-five percent (25%) of the outstanding shares of the Corporation upon not less than ten nor more than sixty days' notice, either mailed to the last known address or personally given to each shareholder. Notice of a special meeting may be waived by instrument in writing. Attendance at such meeting in person or by proxy shall constitute a waiver of notice thereof.

          2.5 At all meetings of shareholders a majority of the outstanding shares shall constitute a quorum for the transaction of business, and no resolution or business shall be transacted without the favorable vote of a majority of the shares represented at the meeting and entitled to vote. A lesser number may adjourn from day to day.

          2.6 Any action to be taken at a meeting of the shareholders of the Corporation, or any action that may be taken at a meeting, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                  ARTICLE THREE

                                    DIRECTORS

          3.1 Subject to these By-Laws, or any lawful agreement between the shareholders, the full and entire management of the affairs and business of the Corporation shall be vested in the Board of Directors, which shall have and may exercise all of the power that may be exercised or performed by the Corporation
..

          3.2 The number of Directors shall not be more than seven (7) nor less than three (3) persons. The exact number of Directors within such maximum and miminum shall be fixed by resolution of the shareholders from time to time. The Directors need not be shareholders of the Corporation. The number of Directors may be changed by an amendment to the By-Laws, adopted by the shareholders. A majority of the Directors shall constitute a quorum for the transaction of business. All restrictions adopted and all business transacted by the Board of Directors shall require the affirmative vote of a majority of the Directors present at the meeting. Each person who is elected to the Board of Directors, shall hold such office until the next annual meeting of shareholders and his successor is elected and qualified, or until his earlier resignation, removal from office or death.

          3.3 The Directors may fill the place of any Director which may become vacant prior to the expiration of his term, such appointment by the Directors to continue until the expiration of the term of the Director whose place has become vacant.

          3.4 The Directors shall meet as soon as practicable after the adjournment of the annual meeting of the shareholders, for the appointment and election of officers and for the transaction of any other business. Special meetings of the Directors may be called at any time by the Chairman of the Board of Directors, by the President or by any two Directors, on three days' notice. Notice of any such meeting may be waived by instrument in writing. Attendance in person at such meeting shall constitute a waiver of notice thereof. The signature of any Director approving the minutes of any meeting of the Board of Directors, entered thereon, shall be effective to the same extent as if such Director had been present at such meeting. Any meeting of the Board of Directors may be held within or without the State of Georgia at such place as may be determined by the person or persons calling the meeting.

          3.5 Any action to be taken at a meeting of the Directors, or any action that may be taken at a meeting of the Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors.

          3.6 Members of the Board of Directors, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this subsection shall constitute presence at such meeting.

          3.7 A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

                                  ARTICLE POUR

                                    OFFICERS

          4.1 The officers of the Corporation shall consist of a President, a Vice President, a Secretary and a Treasurer. Any officer may hold more than one position, but the same person shall not be President and Secretary. The officers shall be elected by the Directors and shall serve at the pleasure of the Board of Directors.

          4.2 The President shall be the chief executive officer of the Corporation and shall have general and active management of the operation of the Corporation. He shall be responsible for the administration of the Corporation, including general supervision of the policies of the Corporation, general and active management of the financial affairs of the Corporation, and shall execute bonds, mortgages or other contracts under the seal of the Corporation. He shall only borrow money on behalf of the Corporation pursuant to authority from the Board of Directors. The President shall have the authority to institute or defend legal proceedings when the Directors are deadlocked.

          4.3 The Vice President shall perform all duties incumbent upon the President during the absence or disability of the President and shall perform such other duties as these By-Laws may provide or the Board of Directors may prescribe.

          4.4 The Secretary shall keep minutes of all meetings of the shareholders and Directors and have charge of the Minute Book, stock books and seal of the Corporation and shall perform such other duties and have such other powers as may from time to time be delegated to him by the President or the Board of Directors.

          4.5 The Treasurer shall be charged with the management of the financial affairs of the Corporation and shall have the power to recommend action concerning the Corporation's affairs to the President.

          4.6 Assistants to the Secretary and Treasurer may be appointed by and shall have such duties as shall be delegated to them by the President or the Board of Directors.

          4.7 All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or other person or persons as the Board of Directors may from time to time designate.

                                  ARTICLE FIVE

                                      SEAL

          The seal of the Corporation shall be in such form as the Board of Directors may from time to time determine. In the event it is inconvenient to use such a seal at any time, the signature of the Corporation followed by the word "Seal" enclosed in parentheses or scroll shall be deemed to be the seal of the Corporation. The seal shall be in the custody of the Secretary and affixed by him on the certificates of stock and such other papers as may be directed by law, by these By-Laws or by the Board of Directors.

                                   ARTICLE SIX

                                    AMENDMENT


          These By-Laws may be altered, amended, repealed, or added to by the affirmative vote of the holders of a majority of the shares entitled to vote in the election of any Director at an annual meeting or at a special meeting called for that purpose, provided that a written notice shall have been sent to each shareholder of record entitled to vote at such meeting at his last known post office address at least ten (10) days before the date of such annual or special meeting, which notice shall state the alterations, amendments, additions, or changes which are proposed to be made in such By-Laws. Only such changes shall be made as have been specified in the notice. The By-Laws may also be altered, amended, repealed, or new By-Laws adopted by a majority of the entire Board of Directors at a regular or special meeting of the Board. However, any By-Laws adopted by the Board may be altered, amended or repealed by the shareholders, and any By-Law provisions repealed, amended, adopted or altered by the shareholders may not be repealed, amended, adopted or altered by the Board of Directors if so provided by resolution of the shareholders.

                                  ARTICLE SEVEN

             REIMBURSEMENT OF DISALLOWED COMPENSATION AND EXPENSE


          In the event any compensation paid to an officer of the Corporation or expenses paid for an officer, or any reimbursement of expense paid to an officer shall, upon audit or other examination of the income tax returns of the Corporation, be determined not to be allowable deductions from the gross income of the Corporation and such determination shall be acceded to by the Board of Directors of the Corporation, or such determination shall be made final by the appropriate State or Federal taxing authority or a final judgment of a court of competent jurisdiction, and no appeal shall be taken therefrom, or the applicable period for filing notice of appeal shall have expired, then in such event, such officer shall repay to the Corporation the amount of such disallowed compensation or expenses, or both. It shall be the duty of the Directors, as a Board, to enforce payment of such amount disallowed. In lieu of payment by such officer, subject to the determination of the Directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

                                  ARTICLE EIGHT

                        RESTRICTION ON TRANSFER OF STOCK


          8.1 No transfer by a shareholder of this Corporation of any of his or her shares (other than by gift, by will or by the laws of descent and distribution) shall be made on the books of the Corporation and no unregistered transfer of any legal or equitable interest in any such shares shall be made or be effective unless all the provisions of this Article shall have been complied with.

          8.2 First the shares shall be offered for sale in writing to the Corporation at a price and terms fixed in such offer. The offer shall be delivered or mailed to the Corporation. The Corporation may, within ten days after the receipt of such written offer, purchase all or any part of such shares by mailing or delivering a written acceptance to that effect to the person making such offer. The Corporation may by the affirmative vote of a majority of the Board of Directors, purchase such shares only out of unreserved and unrestricted earned surplus; and the Corporation may, with the affirmative vote of a majority of the outstanding shares entitled to vote thereon, purchase such shares out of unreserved and unrestricted capital surplus. If the Corporation shall accept such offer in whole or in part, it shall specify a settlement date not more than ten days after the date of such acceptance for the delivery to it, against payment, of the certificates representing the shares so purchased. Such certificates shall be delivered duly endorsed for transfer with signature guarantee.

          8.3 If the Corporation shall not purchase all of such shares, the Corporation shall on behalf of the registered owner promptly notify its shareholders in writing by mail or personal delivery that the balance of such shares is available for purchase by shareholders at the price and terms specified in the offer. Each shareholder may elect to purchase all or any part of such shares by a written acceptance to that effect received by the Corporation within fifteen days after the date of mailing or delivery of such notification.

          8.4 If shareholders shall elect to purchase in the aggregate more shares than are available, the available shares shall be divided among the accepting shareholders in proportion to their registered ownership of shares of the Corporation, rounding out fractions of shares, if any, in favor of smaller shareholders, and without allocating to any shareholder shares which he does not desire to purchase. Such apportionment shall be made by the President of the Corporation and he shall fix the earliest practicable settlement date for the completion of the purchase of such shares and shall notify all interested persons of the apportionment and the settlement date by such means as he shall deem sufficient.

          8.5 Promptly after such settlement, or if no share holders elect to purchase such shares then promptly after the expiration of the time for such election, the President shall determine whether all of the provisions of this Article have been complied with and if they have, he shall declare the unpurchased shares free shares and shall notify the registered owner of such determination.

          8.6 For a period of three months beginning on the first full business day following the date of such notification the shares so declared to be free may be sold by the owner thereof to any person, whether or not a shareholder, at a price not less than the price at which the shares were offered to the Corporation and its shareholders, and at terms not more favorable than the terms at which the shares were offered to the Corporation and its shareholders. After such three month period such shares shall again become subject to the restrictions imposed by this article.

          8.7 The President's decision regarding the apportionment among the shareholders, the settlement and all matters relating to the interpretation of this Article shall be final. In the absence of the President, such decisions shall be made by a Vice President. This Article shall not be amended by the Board of Directors.

          8.8 No transfer of any shares shall be binding upon the Corporation unless made and recorded upon its books.

          8.9 The Corporation shall have the right to refuse to transfer any share as long as the shareholder demanding the transfer is in any way indebted to the Corporation, and the Corporation shall have a lien, pledge and privilege on each share to secure any indebtedness due by the shareholder to the Corporation.

          8.10 A reference to this Article shall be printed upon each share certificate issued by the Corporation and the provisions of this Article shall be binding upon every person now or hereafter becoming a shareholder of this Corporation, all of whom shall take such shares subject to the provisions hereof; and all pledges, hypothecations or other encumbrances of said shares or dealings with regard thereto, shall likewise be subject to the provisions hereof.

                                 BYLAW AMENDMENT
                                 ---------------

     The undersigned Secretary of TRANSPORTATION SAFETY CONTRACTORS, INC., A

Florida corporation (the "Corporation"), does hereby certify that the following amendment to the Bylaws was adopted as of July 31, 1997 by written consent of
                                               --

the sole shareholder as authorized by the Bylaws and the laws of the State of

Florida:

     Article Three, paragraph 3.2 shall be changed to read as follows:

                                  ARTICLE THREE

                               BOARD OF DIRECTORS
                               ------------------

          3.2 The number of directors shall not be more than seven (7) or less than one (1) person. The number of directors may be increased or decreased from time to time by amendment to these bylaws or by resolution of the Board of Directors or the shareholders, but shall never be less than one (1), nor shall any decrease have the effect of shortening the term of any incumbent director.

     DATED as of the 31st day of July, 1997.
                     ----

                                        /s/ Billy V Ray Jr.
                                        ---------------------------
                                        Billy V. Ray, Jr., Secretary